UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

KBS REAL ESTATE INVESTMENT TRUST, INC.

(Name of Registrant as Specified in its Charter)

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Dear Stockholder:

You are cordially invited to attend the annual meeting of the stockholders of KBS Real Estate Investment Trust, Inc. (“we”, “us” or the “Company”) to be held on Friday, January 27, 2017 at 10:00 a.m. Pacific at The Offices of KBS, 800 Newport Center Drive, First Floor, Suite 140, Conference Room Center, Newport Beach, California 92660.

At the annual meeting, we will be seeking your approval of: (i) a plan of complete liquidation and dissolution of the Company (the “Plan of Liquidation”, and the proposal, the “Plan of Liquidation Proposal,”), (ii) certain amendments to our Articles of Amendment and Restatement, or “Charter” (collectively, the “Charter Amendment Proposals”), (iii) the election of five directors, (iv) the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016, and (v) a proposal that would permit us (a) to proceed with the voting on and approval of only the proposals that have received sufficient votes to be approved at the annual meeting, and (b) subsequently, to adjourn the annual meeting, even if a quorum is present, to solicit additional proxies to vote in favor of any proposal that has not received sufficient votes to be approved at the annual meeting, if necessary (the “Adjournment Proposal”).

The principal purpose of the Plan of Liquidation is to maximize stockholder value by selling our assets, paying our debts and distributing the net proceeds from liquidation to our stockholders.

On January 27, 2016, the board of directors appointed a special committee composed of all of our independent directors (the “Special Committee”) to explore the availability of strategic alternatives involving the Company. As part of the process of exploring strategic alternatives, on February 23, 2016, the Special Committee engaged Evercore Group L.L.C. to act as our financial advisor to assist us and the Special Committee with this process.

The board of directors and the Special Committee have carefully reviewed and considered the other alternatives described in the enclosed proxy statement, as well as management’s estimate of the range of liquidating distributions per share to be received by our stockholders in a planned liquidation pursuant to the Plan of Liquidation, the terms and conditions of the Plan of Liquidation and the types of transactions contemplated by the Plan of Liquidation. The board of directors and the Special Committee each unanimously determined that a planned liquidation pursuant to the Plan of Liquidation, as more fully described in the enclosed proxy statement, will be more likely to maximize stockholder value at this time and that the terms of the Plan of Liquidation are fair to you, advisable and in your best interest and each unanimously approved the sale of all of our assets and our dissolution pursuant to the Plan of Liquidation, pending your approval. Accordingly, the board of directors and the Special Committee each unanimously recommend that you vote FOR approval of the Plan of Liquidation.

In reaching these conclusions and their decision to recommend approval of the Plan of Liquidation to our stockholders at this time, the board of directors and the Special Committee each reviewed the other alternatives described in the enclosed proxy statement and considered a number of factors, each of which is discussed in more detail in the enclosed proxy statement, which we believe have made a planned liquidation pursuant to the Plan of Liquidation more likely to maximize stockholder value at this time. We currently estimate that if the Plan of Liquidation Proposal is approved by our stockholders and we are able to successfully implement the plan, our net proceeds from liquidation and, therefore, the amount of cash that you would receive for each share of our common stock that you then hold, could range between approximately $3.27 and $3.68 per share.

We cannot complete the sale of all of our assets and the dissolution pursuant to the terms of the Plan of Liquidation unless you approve that plan. The Plan of Liquidation will not become effective without the affirmative vote of a majority of all of the shares of common stock entitled to vote on the Plan of Liquidation.

The board of directors also recommends that you vote FOR each of the Charter Amendment Proposals, FOR ALL of the nominated directors, FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 and FOR the Adjournment Proposal.

You are encouraged to review carefully the enclosed proxy statement, as it explains the reasons for the proposals to be voted on at the annual meeting and contains other important information, including a copy of the Plan of Liquidation, which is attached at Annex A. In particular, please review the matters referred to under “Risk Factors” for a discussion of the risks related to our planned liquidation pursuant to the Plan of Liquidation.

Your vote is very important. Whether or not you plan to attend the annual meeting, please complete, sign, date and return the enclosed proxy card, or submit your proxy by telephone or the Internet, as soon as possible. If you hold your shares in “street name,” you should instruct your broker how to vote in accordance with your voting instruction card.

Sincerely,

Charles J. Schreiber, Jr.

Chairman of the Board and Chief Executive Officer

800 Newport Center Drive, Suite 700

Newport Beach, California 92660

Proxy Statement and Notice of Annual Meeting of Stockholders

To Be Held January 27, 2017

SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS

Dear Stockholder:

On Friday, January 27, 2017, KBS Real Estate Investment Trust, Inc. (“we,” “us,” or the “Company”) will hold the annual meeting of stockholders at The Offices of KBS, 800 Newport Center Drive, First Floor, Suite 140, Conference Room Center, Newport Beach, California 92660. The annual meeting will begin at 10:00 a.m. Pacific. Directions to the annual meeting can be obtained by calling 866-554-4620.

We are holding the annual meeting of stockholders for the following purposes:

1.

To approve a plan of complete liquidation and dissolution of the Company (the “Plan of Liquidation”, and the proposal, the “Plan of Liquidation Proposal”). The principal purpose of the Plan of Liquidation is to maximize stockholder value by selling our assets, paying our debts and distributing the net proceeds from liquidation to you.

The board of directors recommends a vote FOR the Plan of Liquidation Proposal.

2.	To approve three proposals to amend our Articles of Amendment and Restatement (together, the “Charter Amendment Proposals”):
A.

An amendment to eliminate (i) conditions and limitations on our exculpation and indemnification of our present or former directors and the advisor and its affiliates and (ii) limitations on our ability to reimburse our present or former directors and the advisor or its affiliates for reasonable legal expenses and other costs, each of which had previously been required by state securities administrators in connection with our initial public offering or that related to such required provisions. Instead, the proposed amendment provides that we shall exculpate and indemnify our present and former directors and officers to the maximum extent permitted by Maryland law and provides us the ability to exculpate and indemnify the advisor and its affiliates pursuant to the terms of the advisory agreement (the “Indemnification Proposal”).

B.

An amendment to eliminate the Charter requirement to distribute a specific report with audited financial statements, related party and other information to stockholders each year, that had previously been required by state securities administrators in connection with our initial public offering or that related to such required provisions (the “Reporting Proposal”). Although the Charter would no longer require us to provide audited financial statements to our stockholders, any decision by the Company to cease providing audited financial statements to our stockholders would need to be approved by the board of directors and would require that the Securities and Exchange Committee grant us relief from certain reporting requirements under the U.S. Securities Exchange Act of 1934, as amended.

C.	An amendment to exclude the distribution of interests in a liquidating trust from the definition of a “roll-up transaction” (the “Roll-Up Definition Proposal”).

The board of directors recommends a vote FOR each of the Charter Amendment Proposals.

3.	To elect five directors to hold office for one-year terms.

The board of directors recommends a vote FOR each nominee.

4.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016.

The board of directors recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016.

5.

To vote on a proposal that would permit us (a) to proceed with the voting on and approval of only the proposals that have received sufficient votes to be approved at the annual meeting, and (b) subsequently, to adjourn the annual meeting, even if a quorum is present, to solicit additional proxies to vote in favor of any proposal that has not received sufficient votes to be approved at the annual meeting, if necessary (the “Adjournment Proposal”).

The board of directors recommends a vote FOR the Adjournment Proposal.

In addition, we will attend to such other business as may properly come before the annual meeting and any adjournment or postponement thereof. The board of directors does not know of any matters that may be voted upon at the annual meeting other than the matters set forth above.

The board of directors has selected November 8, 2016 as the record date for determining stockholders entitled to vote at the annual meeting.

The proxy statement, proxy card and our 2015 annual report to stockholders are being mailed to you on or about November 21, 2016.

Whether or not you plan to attend the annual meeting and vote in person, we urge you to have your vote recorded as early as possible. Stockholders have the following three options for submitting their votes by proxy: (1) via the Internet; (2) by telephone; or (3) by mail, using the enclosed proxy card.

YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 27, 2017:

Our proxy statement, form of proxy card and 2015 annual report to stockholders are also available at www.proxyvote.com, and can be accessed by using the 12-digit control number and following the instructions located on the enclosed proxy card.

By Order of the board of directors

Charles J. Schreiber, Jr.

Chairman of the Board

Newport Beach, California

November 10, 2016

i

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING,

VOTING AND THE PLAN OF LIQUIDATION

The following are some questions that you, as a stockholder of the Company, may have regarding the annual meeting, voting and the Plan of Liquidation and brief answers to those questions. We urge you to read carefully the remainder of this proxy statement because the information in this section may not provide all the information that might be important to you with respect to the proposals being considered at the annual meeting. Additional important information is also contained in the annexes to, and the documents incorporated by reference in, this proxy statement. In this section and elsewhere in this proxy statement, references to “you” refers to the Company’s stockholders to whom the notice of annual meeting and this proxy statement are addressed, and references to “we,” “us” or “our” refer to the Company.

Questions about the annual meeting and voting.

Q:	Why did you send me these materials?

A:

We sent you this proxy statement and the enclosed proxy card because the board of directors is soliciting your proxy to vote your shares at the annual meeting of stockholders. You owned shares of record of our common stock at the close of business on November 8, 2016, the record date for the annual meeting and, therefore, are entitled to vote at the annual meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting.

Q:	Who is entitled to vote at the annual meeting?

A:

Anyone who is a stockholder of record at the close of business on November 8, 2016, the record date, or holds a valid proxy for the annual meeting, is entitled to vote at the annual meeting. In order to be admitted to the annual meeting, you must present proof of ownership of our stock on the record date. Such proof can consist of: a brokerage statement or letter from a broker indicating ownership on November 8, 2016; a proxy card; a voting instruction form; or a legal proxy provided by your broker or nominee. Any holder of a proxy from a stockholder must present the proxy card, properly executed, and a copy of the proof of ownership.

Note that our external advisor, KBS Capital Advisors LLC (the “Advisor”), which owned 20,000 shares of our common stock as of the record date, has agreed to abstain from voting any shares it owns in any vote for the election of directors.

Q:	What is a proxy?

A:

A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing Charles J. Schreiber, Jr., Peter McMillan III, Jeffrey K. Waldvogel and Stacie K. Yamane, each of whom is one of our executive officers, as your proxies, and you are giving them permission to vote your shares of common stock at the annual meeting. The appointed proxies will vote your shares of common stock as you instruct, unless you submit your proxy without instructions.

If you submit your proxy without instructions, they will vote:

(1)

FOR the proposed plan of complete liquidation and dissolution (the “Plan of Liquidation”) of the Company, including the sale of all of our assets and our dissolution contemplated thereby (the “Plan of Liquidation Proposal”),

(2)	FOR each of the three amendments to our Articles of Amendment and Restatement (the “Charter”), which consist of:

(a)

an amendment to eliminate (i) conditions and limitations on our exculpation and indemnification of our present or former directors and the Advisor and its affiliates and (ii) limitations on our ability to reimburse our present or former directors and the Advisor or its affiliates for reasonable legal expenses and other costs, each of which had previously been required by state securities administrators in connection with our initial public offering or that related to such required provisions. Instead, the proposed amendment provides that we shall exculpate and indemnify our present and former directors and officers to the maximum extent permitted by Maryland law and provides us the ability to exculpate and indemnify the Advisor and its affiliates pursuant to the terms of the advisory agreement (the “Indemnification Proposal”),

(b)

an amendment to eliminate the Charter requirement to distribute a specific report with audited financial statements, related party and other information to stockholders each year, that had previously been required by state securities administrators in connection with our initial public offering or that related to such required provisions (the “Reporting Proposal”). Although the Charter would no longer require us to provide audited financial statements to our stockholders, any decision by the Company to cease providing audited financial statements to our stockholders would need to be approved by the board of directors and would require that the SEC grant us relief from certain reporting requirements under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and

(c)

an amendment to exclude the distribution of interests in a liquidating trust from the definition of a “roll-up transaction” (the “Roll-Up Definition Proposal” and, together with the Indemnification Proposal and the Reporting Proposal, the “Charter Amendment Proposals”),

(3)	FOR all of the director nominees,

(4)	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016, and

(5)

FOR a proposal that would permit us (a) to proceed with the voting on and approval of only the proposals that have received sufficient votes to be approved at the annual meeting, and (b) subsequently, to adjourn the annual meeting, even if a quorum is present, to solicit additional proxies to vote in favor of any proposal that has not received sufficient votes to be approved at the annual meeting, if necessary (the “Adjournment Proposal”).

With respect to any other proposals to be voted upon, the appointed proxies will vote in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion. It is important for you to return the proxy card to us (or submit your proxy via the Internet or by telephone) as soon as possible, whether or not you plan on attending the annual meeting.

Q:	When is the annual meeting and where will it be held?

A:

The annual meeting will be held on January 27, 2017, at 10:00 a.m. Pacific, at The Offices of KBS, 800 Newport Center Drive, First Floor, Suite 140, Conference Room Center, Newport Beach, California 92660.

Q:	Will my vote make a difference?

A:

Yes. Your vote could affect the proposals described in this proxy statement. Moreover, your vote is needed to ensure that the proposals described in this proxy statement can be acted upon. Because we are a widely held company, YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Q:	How many shares of common stock are outstanding?

A:

As of November 8, 2016, there were 185,150,475 shares of our common stock issued and outstanding, of which 185,136,294 were whole shares that are entitled to be cast at the annual meeting. However, as stated above, the Advisor has agreed to abstain from voting any shares it owns in any vote for the election of directors.

Q:	What constitutes a quorum?

A:

A quorum consists of the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the annual meeting. There must be a quorum present in order for the annual meeting to be a duly held meeting at which business can be conducted. No business may be conducted at the annual meeting if a quorum is not present. If you submit your proxy, even if you abstain from voting, then you will still be considered part of the quorum.

If a quorum is not present at the annual meeting, the chairman of the meeting may adjourn the annual meeting to another date, time or place, not later than 120 days after the original record date of November 8, 2016. Notice need not be given of the new date, time or place if announced at the annual meeting before an adjournment is taken.

Q:	How many votes do I have?

A:	You are entitled to one vote for each whole share of common stock you held as of the record date.

Q:	What may I vote on?

A:	You may vote on the following five proposals:

(1)	Proposal 1: the Plan of Liquidation Proposal;
(2)	Proposal 2: each of the three Charter Amendment Proposals;
(3)	Proposal 3: the election of the nominees to serve on the board of directors;
(4)	Proposal 4: the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016; and
(5)	Proposal 5: the Adjournment Proposal.

In addition, you may vote on such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

Q:	How does the board of directors recommend I vote on the proposals?

A:	The board of directors recommends that you vote:

(1)	FOR the Plan of Liquidation;
(2)	FOR each of the three Charter Amendment Proposals;
(3)	FOR each of the nominees for election as director who is named in this proxy statement;
(4)	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016; and
(5)	FOR the Adjournment Proposal.

Q:	What are the voting requirements for the Plan of Liquidation Proposal?

A:

With regard to the Plan of Liquidation Proposal, you may cast your vote “FOR” or “AGAINST” the Plan of Liquidation Proposal, or you may “ABSTAIN” from voting on the Plan of Liquidation Proposal. Under the Charter, the affirmative vote of a majority of all of the shares of common stock entitled to vote on the Plan of Liquidation Proposal is required for approval of the Plan of Liquidation Proposal. Because of this majority vote requirement, “ABSTAIN” votes and broker non-votes (discussed below) will have the effect of a vote against the Plan of Liquidation Proposal. If you submit a proxy card with no further instructions, your shares will be voted FOR the Plan of Liquidation Proposal.

Q:	What are the voting requirements for the Charter Amendment Proposals?

A:

With regard to the Charter Amendment Proposals, you may cast your vote “FOR” or “AGAINST” each of the Indemnification Proposal, the Reporting Proposal and the Roll-Up Definition Proposal, or you may “ABSTAIN” from voting on any or all of the Charter Amendment Proposals. Under the Charter, the affirmative vote of a majority of all of the shares of common stock entitled to vote on each of the Charter Amendment Proposals is required for approval of that respective proposal. Because of this majority vote requirement, “ABSTAIN” votes and broker non-votes will have the effect of a vote against each of the Charter Amendment Proposals. If you submit a proxy card with no further instructions, your shares will be voted FOR each of the Charter Amendment Proposals.

Q:	What are the voting requirements to elect the board of directors?

A:

With regard to the election of directors, you may vote “FOR ALL” of the nominees, you may withhold your vote for all of the nominees by voting “WITHHOLD ALL,” or you may vote for all of the nominees except for certain nominees by voting “FOR ALL EXCEPT” and listing the corresponding number of the nominee(s) for whom you want your vote withheld in the space provided on the proxy card. Under the Charter, a majority of the shares of common stock present in person or by proxy at an annual meeting at which a quorum is present is required for the election of the directors. This means that, of the shares of common stock present in person or by proxy at an annual meeting, a director nominee needs to receive affirmative votes from a majority of such shares in order to be elected to the board of directors. Because of this majority vote requirement, “withhold” votes and broker non-votes will have the effect of a vote against each nominee for director. If an incumbent director nominee fails to receive the required number of votes for re-election, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualified. If you submit a proxy card with no further instructions, your shares will be voted FOR each of the nominees.

Q:	What are the voting requirements for the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016?

A:

With regard to the proposal relating to the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016, you may vote “FOR” or “AGAINST” the proposal, or you may “ABSTAIN” from voting on the proposal. Under our bylaws, a majority of the votes cast at an annual meeting at which a quorum is present is required for the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016. Abstentions will not count as votes actually cast with respect to determining if a majority vote is obtained under our bylaws and will have no effect on the determination of this proposal. If you submit a proxy card with no further instructions, your shares will be voted FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016.

Q:	What are the voting requirements to approve the Adjournment Proposal?

A:

With regard to the Adjournment Proposal, you may vote “FOR” or “AGAINST” the proposal, or you may “ABSTAIN” from voting on the proposal. Under our bylaws, a majority of the votes cast at an annual meeting at which a quorum is present is required for the approval of the Adjournment Proposal. Abstentions will not count as votes actually cast with respect to determining if a majority vote is obtained under our bylaws and will have no effect on the determination of this proposal. If you submit a proxy card with no further instructions, your shares will be voted FOR the Adjournment Proposal.

Q:	How can I vote?

A:

Stockholders can vote in person at the annual meeting, as described above under “Who is entitled to vote at the annual meeting?”, or by proxy. Stockholders have the following three options for submitting their votes by proxy:

(1)	via the Internet, by accessing the website and following the instructions indicated on the enclosed proxy card;
(2)	by mail, by completing, signing, dating and returning the enclosed proxy card; or
(3)	by telephone, by calling the telephone number and following the instructions indicated on the enclosed proxy card.

For those stockholders with Internet access, we encourage you to vote by proxy via the Internet, since it is quick, convenient and provides a cost savings to us. When you vote by proxy via the Internet or by telephone prior to the annual meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted. For further instructions on voting, see the enclosed proxy card.

If you elect to attend the annual meeting, you can submit your vote in person as described above under “Who is entitled to vote at the annual meeting?”, and any previous votes that you submitted, whether by Internet, telephone or mail, will be superseded.

Q:	What is a “broker non-vote”?

A:

A “broker non-vote” occurs when a broker holding stock on behalf of a beneficial owner submits a proxy but does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that particular proposal and has not received instructions from the beneficial owner. There are five proposals for our stockholders’ consideration at the annual meeting on which brokers do not have discretionary voting power: (i) the Plan of Liquidation Proposal; (ii) the three Charter Amendment Proposals; and (iii) the election of directors. Thus, beneficial owners of shares held in broker accounts are advised that, if they do not timely provide instructions to their broker, their shares will not be voted in connection with the Plan of Liquidation Proposal, the three Charter Amendment Proposals and the election of directors at the annual meeting. However, even without such instructions, the shares of beneficial owners will be treated as present for the purposes of establishing a quorum if the broker votes such shares on the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016 or on the Adjournment Proposal, which proposals are routine matters with respect to which brokers have discretionary authority to vote.

Your broker will send you information to instruct it on how to vote on your behalf. If you do not receive a voting instruction card from your broker, please contact your broker promptly to obtain a voting instruction card. Your vote is important to the success of the proposals. We encourage all of our stockholders whose shares are held by a broker to provide their brokers with instructions on how to vote.

Q:	How will voting on any other business be conducted?

A:

Although we do not know of any business to be considered at the annual meeting other than the Plan of Liquidation Proposal, the Charter Amendment Proposals, the election of directors, the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016 and the Adjournment Proposal, if any other business is properly presented at the annual meeting, your submitted proxy gives authority to Messrs. Schreiber, McMillan and Waldvogel and Ms. Yamane, and each of them, to vote on such matters in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion.

Q:	What if I submit my proxy and then change my mind?

A:	You have the right to revoke your proxy at any time before the annual meeting by:

(1)	notifying Mr. McMillan, our Secretary;
(2)	attending the annual meeting and voting in person as described above under “Who is entitled to vote at the annual meeting?”;
(3)	returning another proxy card dated after your first proxy card, if we receive it before the annual meeting date; or
(4)	recasting your proxy vote via the Internet or by telephone.

Only the most recent proxy vote will be counted and all others will be discarded regardless of the method of voting. If a broker or other nominee holds your stock on your behalf, you must contact your broker, bank or other nominee to change your vote.

Q:	When are the director nominations and stockholder proposals for the next annual meeting of stockholders due?

A:

We anticipate that our 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”) will take place on its traditional date, during the first full week of July 2017. Because the date of the 2017 Annual Meeting is more than 30 days from the anniversary date of the January 27, 2017 annual meeting, in accordance with Rule 14a-5(f) and Rule 14a-8(e) under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), we are informing our stockholders of the deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) to be eligible for inclusion in our proxy materials relating to the 2017 Annual Meeting. In order to be timely and to be eligible for inclusion in our proxy materials relating to the 2017 Annual Meeting, director nominations and other stockholder proposals must be received by Mr. McMillan, our Secretary, at our principal offices by the close of business on December 23, 2016, which date we have determined to be reasonable. However, if we hold the 2017 Annual Meeting before June 7, 2017 or after August 6, 2017, stockholders must submit proposals for inclusion in our 2017 proxy statement within a reasonable time before we begin to print our proxy materials. Such proposals must also comply with our bylaws and the rules of the SEC regarding the inclusion of stockholder proposals in proxy materials, and any such proposal may be omitted if not in compliance with applicable requirements.

In addition, stockholders interested in nominating a person as a director or presenting any other business for consideration at the 2017 Annual Meeting must submit timely notice thereof by following the procedures prescribed in Section 2.12 of our bylaws and in Rule 14a-8. The date of mailing the notice for the 2017 Annual Meeting will be more than 30 days from the first anniversary of the date of mailing the notice for the January 27, 2017 annual meeting. Thus, to be timely and to be eligible for presentation to and action by our stockholders at the 2017 Annual Meeting, director nominations and other stockholder proposals must be received by Mr. McMillan at the Company’s principal offices by the close of business on May 2, 2017. Such proposals must also comply with the Company’s bylaws and other applicable laws.

Q:	How are proxies being solicited?

A:

In addition to mailing proxy solicitation materials, our directors and employees of the Advisor or its affiliates may also solicit proxies in person, via the Internet, by telephone or by any other electronic means of communication we deem appropriate. Additionally, we have retained Broadridge Financial Solutions, Inc. (“Broadridge”), a proxy solicitation firm, to assist us in the proxy solicitation process. If you need any assistance, or have any questions regarding the proposals or how to cast your vote, you may contact Broadridge at 855-723-7816.

Our directors and employees of the Advisor or its affiliates will not be paid any additional compensation for soliciting proxies. We will pay all of the costs of soliciting these proxies, including the cost of Broadridge’s services. We anticipate that for Broadridge’s solicitation services we will pay between $112,650 and $143,575, plus reimbursement of Broadridge’s out-of-pocket expenses. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to you.

Q.	What should I do if I receive more than one set of voting materials for the annual meeting?

A.

You may receive more than one set of voting materials for the annual meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction forms. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card and voting instruction form. For each and every proxy card and voting instruction form that you receive, please authorize a proxy as soon as possible using one of the following methods:

(1)	via the Internet, by accessing the website and following the instructions indicated on the enclosed proxy card;
(2)	by mail, by completing, signing, dating and returning the enclosed proxy card; or
(3)	by telephone, by calling the telephone number and following the instructions indicated on the enclosed proxy card.

Q.	What should I do if only one set of voting materials for the annual meeting is sent and there are multiple Company stockholders in my household?

A.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of this document to you if you contact us at (949) 417-6500.

Q.	How can I find out the results of the voting at the annual meeting?

A.

We will file a Current Report on Form 8-K within four business days after the annual meeting to announce voting results. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.

Q:	Where can I find more information?

A:	Additional information about us can be obtained from the various sources described under “Where You Can Find More Information” in this proxy statement.

Questions About the Plan of Liquidation Proposal

Q.	Why is the Plan of Liquidation Proposal being made?

A.

Our shares are illiquid and nearly all of our stockholders have held their stock for between eight and ten years. As disclosed in the registration statement for our initial public offering, the Charter required that we seek stockholder approval of our liquidation if our shares of common stock were not listed on a national securities exchange by November 2012, unless a majority of our conflicts committee determined that liquidation was not then in the best interest of our stockholders. The Charter requires that the conflicts committee revisit the issue of liquidation at least annually. Each year beginning in November 2012 and through November 2015, the conflicts committee determined that liquidation was not then in the best interest of our stockholders.

As a result of the 2008-2009 recession, several of our assets suffered impairments and reductions in cash flow due to lower occupancy and declines in rental rates. Several borrowers under our real estate loan investments were unable to pay the principal or interest payments on their loans. Since the 2008-2009 recession, we have worked to stabilize and reposition certain of our properties, strategically sell assets and significantly reduce our debt.

On January 27, 2016, in light of our portfolio positioning and real estate market conditions, the board of directors formed a special committee composed of all of our independent directors (the “Special Committee”) to explore the availability of strategic alternatives involving the Company. The Special Committee retained O’Melveny & Myers LLP as its legal counsel. On February 23, 2016, the Special Committee engaged Evercore Group L.L.C. (“Evercore”) to act as our financial advisor to assist us and the Special Committee with this process.

On May 26, 2016, the Company announced that while the Special Committee continued to explore strategic alternatives for the Company, the Special Committee had determined that it would be in the best interest of the Company and our stockholders to market our assets for sale. However, based on Evercore’s review of the Company’s properties, as well as the lack of inbound inquiries following the Company’s public announcement of the formation of the Special Committee, the Special Committee’s retention of Evercore and the plan to market the Company’s assets for sale, and after considering Evercore’s advice, the Special Committee determined that it did not expect to be able to obtain an attractive offer from a third party for an acquisition of the Company’s assets through a merger or portfolio or whole-entity sale. After considering Evercore’s advice, the Special Committee instructed the Advisor to continue to develop liquidation alternatives for the Company.

On October 5, 2016, after further consultation with Evercore and the Advisor and after confirmation that no offers had been received for an acquisition of the Company’s assets through a merger or portfolio or whole-entity sale, and after reviewing the other alternatives described in this proxy statement, the board of directors and the Special Committee concluded that a planned liquidation pursuant to the Plan of Liquidation will be more likely to maximize stockholder value at this time. See “What alternatives to the Plan of Liquidation have you considered?” below for a discussion of other alternatives considered. The board of directors and the Special Committee carefully reviewed and considered the terms and conditions of the Plan of Liquidation and the transactions contemplated thereby and each unanimously determined that the terms of the Plan of Liquidation are fair to you, advisable and in your best interest. For a discussion of the reasons for the Plan of Liquidation, see “Proposal 1. The Plan of Liquidation Proposal – Reasons for the Plan of Liquidation Proposal; Recommendation of the Board of Directors and the Special Committee.” The board of directors and the Special Committee then decided to seek your approval of the Plan of Liquidation.

We currently estimate that if the Plan of Liquidation Proposal is approved by our stockholders and we are able to successfully implement the plan, our net proceeds from liquidation and, therefore, the amount of cash that you would receive for each share of our common stock that you then hold, could range between approximately $3.27 and $3.68 per share. We note that we previously paid special distributions of $0.645 per share to our stockholders in connection with the sale of real estate properties from 2012 through 2015.

Our range of estimated net proceeds from liquidation is based upon market, economic, financial and other circumstances and conditions existing as of the date of this proxy statement, and any changes in such circumstances and conditions during the liquidation process could have a material effect on the ultimate amount of liquidating distributions received by stockholders.

Q.	What will happen if the Plan of Liquidation Proposal is not approved by our stockholders?

A:

We cannot complete the sale of all of our assets or our dissolution pursuant to the terms of the Plan of Liquidation unless our stockholders approve the Plan of Liquidation Proposal. If the Plan of Liquidation Proposal is not approved by our stockholders, the board of directors will meet to determine what other alternatives to pursue in the best interest of the Company and our stockholders, including, without limitation, continuing to operate under our current business plan. If the Plan of Liquidation is approved by our stockholders, we intend to pay the initial liquidating distribution within one to two months of stockholder approval, with such distribution to be funded from the proceeds from asset sales. If the Plan of Liquidation Proposal is not approved, the board of directors will consider the best uses of the proceeds from such asset sales, which uses may include paying a special distribution to our stockholders, continuing to pay down debt, paying for capital expenditures related to certain of our real estate properties to reposition such properties or acquiring additional real estate assets.

Q.	What alternatives to the Plan of Liquidation have you considered?

A.	The board of directors and the Special Committee also explored the options of:

•	continuing under our current business plan; and
•	seeking to dispose of our assets through a merger or a portfolio or whole-entity sale.

The board of directors and the Special Committee also considered a listing of our common stock on a national securities exchange. However, after consulting with Evercore and the Advisor, the board of directors and the Special Committee each concluded that because of the disparate nature of the Company’s portfolio of properties, along with our externalized management structure, it would not be worthwhile to devote meaningful time or resources to evaluating a possible listing of our shares on a national securities exchange.

If we continue to operate under our current business plan, which includes making certain strategic asset sales, the fixed costs associated with running a public REIT, the costs of maintaining our properties and our shrinking asset base will result in continuing decreases in cash flow. As a result, we may need to decrease our quarterly distribution payments or we may need to suspend distributions because our portfolio may not generate sufficient cash flow to pay such distributions.

After reviewing the other alternatives, the board of directors and the Special Committee concluded that a planned liquidation pursuant to the Plan of Liquidation will be more likely to maximize stockholder value at this time. For additional information on the board of directors’ and the Special Committee’s analysis of other strategic alternatives, see “Proposal 1. The Plan of Liquidation Proposal – Background of the Plan of Liquidation – Assessment of Strategic Alternatives.”

Q.	What is the Plan of Liquidation?

A.

The Plan of Liquidation authorizes us to undertake an orderly liquidation. In an orderly liquidation, we would sell all of our assets, pay all of our known liabilities, provide for the payment of our unknown or contingent liabilities, distribute our remaining cash to our stockholders, wind-up our operations and dissolve. In order to dissolve, we will file articles of dissolution (“Articles of Dissolution”) with the State Department of Assessments and Taxation of Maryland (the “SDAT”), our jurisdiction of incorporation, to dissolve the Company as a legal entity following the satisfaction of our outstanding liabilities. The board of directors, in its sole discretion, will determine the timing for this filing. Although we anticipate paying two or more cash distributions to our stockholders upon the sale of our remaining properties and upon the filing of the Articles of Dissolution with the SDAT, a final distribution to our stockholders may not be paid until all of our liabilities have been satisfied. Upon dissolution, the Company will cease to exist.

Q.	What are the key provisions of the Plan of Liquidation?

A.	The Plan of Liquidation provides, in pertinent part, that, among other things:

•

We will be authorized to sell all of our assets (including, if appropriate, through a whole-entity sale or sale of one or more of our subsidiaries or our direct or indirect ownership interests in these subsidiaries), liquidate and dissolve the Company, and distribute the net proceeds from liquidation in accordance with the provisions of the Charter and applicable law. Although we currently anticipate that we will sell our assets for cash and our discussion in this proxy statement contemplates that we will receive cash for the sale of our assets, the Plan of Liquidation provides that our assets may be sold for cash, notes or such other assets as may be conveniently liquidated or distributed to our stockholders.

•	We will be authorized to take all necessary or advisable actions to wind-up our business, pay our debts, and distribute the remaining proceeds to our stockholders.
•	We will be authorized to provide for the payment of any unascertained or contingent liabilities. We may do so by purchasing insurance, by establishing a reserve fund or in other ways.
•

We expect to distribute all of the net proceeds from liquidation to you within 24 months after the date the Plan of Liquidation is approved by our stockholders. However, if we cannot sell our assets and pay our debts within 24 months, or if the board of directors and the Special Committee determine that it is otherwise advisable to do so, we may transfer and assign our remaining assets to a liquidating trust. Upon such transfer and assignment, our stockholders will receive beneficial interests in the liquidating trust. The liquidating trust will pay or provide for all of our liabilities and distribute any remaining net proceeds from liquidation to the holders of beneficial interests in the liquidating trust. The amounts that you would receive from the liquidating trust are included in our estimates described above of the total amount of cash that you will receive in the liquidation.

•	Once we pay our final distribution and dissolve, all of our outstanding shares of stock will be cancelled and the Company will cease to exist.
•

The board of directors or, if a liquidating trust is established, the trustees of the liquidating trust, may modify, amend or abandon the Plan of Liquidation without further action by our stockholders to the extent permitted under applicable law.

Q.	Do you have agreements to sell your assets?

A.

As of the date of this proxy statement, we have entered into agreements to sell 76 of our remaining properties. For more information, see “Our Business and Assets.” There can be no assurance that each of the dispositions will close on the projected closing date or at all, or that the properties will sell for the projected sales prices. In addition, these dispositions are not contingent on stockholder approval of the Plan of Liquidation Proposal. The anticipated net proceeds from these sales are included in the range of estimated net proceeds from liquidation discussed in this proxy statement.

Q.	If the Plan of Liquidation Proposal is approved, what do you estimate that the Company’s stockholders will receive?

A.

The amount of cash that may ultimately be received by our stockholders is not yet known. However, we currently estimate that if the Plan of Liquidation Proposal is approved by our stockholders and we are able to successfully implement the plan, our net proceeds from liquidation and, therefore, the amount of cash that you would receive for each share of our common stock that you then hold, could range between approximately $3.27 and $3.68 per share. There are many factors that may affect the amount of liquidating distributions available for distribution to our stockholders, including, among other things, the ultimate sale price of each asset, changes in market demand that affect the timing of the disposition of office properties, industrial properties and bank branch properties during the liquidation process, the amount of taxes, transaction fees and expenses relating to the Plan of Liquidation, and unanticipated or contingent liabilities that could arise. No assurance can be given as to the amount of liquidating distributions you will ultimately receive. If we have underestimated our existing obligations and liabilities or if unanticipated or contingent liabilities arise, the amount ultimately distributed to our stockholders could be less than that set forth above. In addition, these estimates are based upon market, economic, financial and other circumstances and conditions existing as of the date of this proxy statement, and any changes in such circumstances and conditions during the liquidation process could have a material effect on the ultimate amount of liquidating distributions received by stockholders.

Q.	When will I receive my liquidating distributions?

A.

If the Plan of Liquidation is approved by our stockholders, we intend to pay the initial liquidating distribution within one to two months of stockholder approval, with such distribution to be funded from the proceeds from asset sales. We expect to pay multiple liquidating distribution payments to our stockholders during the liquidation process and to pay the final liquidating distribution after we sell all of our assets, pay all of our known liabilities and provide for unknown liabilities. We expect to complete these activities within 24 months after stockholder approval of the Plan of Liquidation. If we have not sold all of our assets and paid all of our liabilities within 24 months after stockholder approval of the Plan of Liquidation, or if the board of directors and the Special Committee otherwise determine that it is advantageous to do so, we may transfer our remaining assets and liabilities to a liquidating trust. We would then distribute beneficial interests in the liquidating trust to our stockholders. If we establish a reserve fund, we may pay a final distribution from any funds remaining in the reserve fund after we determine that all of our liabilities have been paid.

The actual amounts and timing of the liquidating distributions will be determined by the board of directors or, if a liquidating trust is formed, by the trustees of the liquidating trust, in their discretion. If you transfer your shares during the liquidation process, the right to receive liquidating distributions will transfer with those shares.

Q.	What will happen to my regular quarterly distribution?

A.

If our stockholders approve the Plan of Liquidation, our present intention is to cease paying regular quarterly distributions after the payment of the 2016 fourth quarter distribution. Thereafter, we do not expect to pay regular quarterly distributions, but expect to satisfy the REIT distribution requirements through the payment of liquidating distributions. Of course, every payment of distributions will be subject to the availability of cash and the discretion of the board of directors.

Q.	What will happen to my shares of stock?

A.

If our stockholders approve the Plan of Liquidation Proposal, after we have sold all of our assets, satisfied our liabilities and paid our final liquidating distribution to our stockholders, all shares of our common stock owned by you will be cancelled at the end of the liquidation process.

Q.	What is a liquidating trust?

A.

A liquidating trust is a trust organized for the primary purpose of liquidating and distributing the assets transferred to it. If we form a liquidating trust, we will transfer to our stockholders beneficial interests in the liquidating trust. This transfer of beneficial interests will constitute a taxable distribution to you in redemption of your ownership of our common stock. Beneficial interests in the liquidating trust will generally not be transferable by you.

Q.	Are there any interests in the liquidation that differ from my own?

A.	Yes, some of our directors and officers and the Advisor and its affiliates have interests in the liquidation that are different from your interests as a stockholder, including the following:

•

All of our executive officers, including Messrs. Schreiber and McMillan, Peter M. Bren and Keith D. Hall, are officers of the Advisor and/or one or more of the Advisor’s affiliates and are compensated by those entities, in part, for their service rendered to us. We currently do not pay any direct compensation to our executive officers.

•

Messrs. Schreiber, McMillan, Bren and Hall indirectly own and control the Advisor. Pursuant to the terms of the advisory agreement, the Advisor may be entitled to disposition fees in connection with the sale of our assets. These disposition fees are estimated to be between approximately $18.8 million and $21.3 million, depending upon and correlated to the price we receive for the sale of our assets. See “Proposal One – The Plan of Liquidation Proposal – Use of Liquidation Proceeds.”

•

The Advisor earns asset management fees from us and receives reimbursement of certain of its operating costs. If, as we expect, the Plan of Liquidation takes up to two years to effect, the Advisor will earn fees and receive reimbursements for a longer period of time than if we were to quickly sell our assets through a merger or portfolio or whole-entity sale. Based on the properties we owned as of the date of this proxy statement, excluding the 76 properties under contract to sell as of the date of this proxy statement, we project that we may pay the Advisor an aggregate of approximately $10.2 million in 2017 and 2018 during the liquidation process, although this estimate may vary significantly based on the timing of asset sales.

•

The Advisor owns a total of 20,000 shares of our common stock, for which we estimate it will receive liquidating distributions of between approximately $65,400 and $73,600 in connection with our liquidation. These amounts do not include the amount of any regular quarterly distributions, if any, we may pay during the liquidation process. We do not expect to pay regular quarterly distributions during the liquidation process.

•

Not including the 20,000 shares owned by the Advisor referenced above, our executive officers and directors own an aggregate of 23,373 shares of our common stock, for which we estimate they will receive aggregate liquidating distributions of between approximately $76,400 and $86,000 in connection with our liquidation. These amounts do not include the amount of any regular quarterly distributions, if any, we may pay during the liquidation process.

Consequently, our directors and officers and the Advisor, in some instances, may be more incentivized to support the Plan of Liquidation than might otherwise be the case if they did not expect to receive those payments. Additionally, because of the above conflicts of interest, our directors and officers and the Advisor may be incentivized to make decisions or take actions based on factors other than the best interest of our stockholders throughout the liquidation process. The board of directors and the Special Committee each was aware of these interests and considered them in making their recommendations. For further information regarding interests that differ from your interests please see “Proposal 1. The Plan of Liquidation Proposal – Interests in the Liquidation that Differ from Your Interests.”

Q.	Are there any risks related to the Plan of Liquidation?

A.	Yes. You should carefully review the section of this proxy statement entitled “Risk Factors.”

Q.	What are the United States federal income tax consequences of the Plan of Liquidation?

A.

Subject to the limitations, assumptions, and qualifications described in this proxy statement and the approval by our stockholders of the Plan of Liquidation, the intended liquidation and dissolution of the Company pursuant to the Plan of Liquidation will constitute a taxable distribution to you in redemption of your ownership of our common stock, with the following material federal income tax consequences to our stockholders.

In general, if the Plan of Liquidation is approved and we are liquidated, you will realize, for U.S. federal income tax purposes, gain or loss equal to the difference between the cash distributed to you by the Company and your adjusted tax basis in our common stock. As of the date of this proxy statement, the Company anticipates, but cannot be certain, that stockholders are likely to recognize a loss for U.S. federal income tax purposes. Note that any loss inherent in your common stock will not be recognizable until the final liquidating distribution is made, which could be during the 2018 taxable year. If we distribute beneficial interests in a liquidating trust (as defined in the section entitled “Material United States Federal Income Tax Consequences” in this proxy statement) to you, you would be required to recognize any gain in the taxable year of the distribution of the liquidating trust beneficial interests (to the extent that you have not recognized such gain in prior taxable years), although you may not receive the cash necessary to pay the tax on such gain. If you receive cash from the liquidating trust, you may receive such cash after the due date for filing your tax return and paying the tax on such gain. Distributions of beneficial interests in the liquidating trust will also constitute a final distribution that should allow the recognition of any loss. A summary of the possible tax consequences to you is included in “Material United States Federal Income Tax Consequences” in this proxy statement.

YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF THE TRANSACTIONS DESCRIBED IN THIS PROXY STATEMENT, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL, AND FOREIGN TAX CONSEQUENCES OF SUCH TRANSACTIONS.

Q.	Why is the Company seeking a stockholder vote on the Adjournment Proposal?

A.

Adjourning the annual meeting to a later date will give us additional time to solicit proxies to vote in favor of any proposal that has not received sufficient votes to be approved at the annual meeting, if necessary. Consequently, we are seeking your approval of the Adjournment Proposal to permit us (i) to proceed with the voting on and approval of only the proposals that have received sufficient votes to be approved at the annual meeting, and (ii) subsequently, to adjourn the annual meeting, even if a quorum is present, to solicit additional proxies to vote in favor of any proposal that has not received sufficient votes to be approved at the annual meeting, if necessary.

Q.	Who can help answer my questions?

A.

If you have any questions about the annual meeting, the Plan of Liquidation Proposal, any of the Charter Amendment Proposals, the election of directors, the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm or the Adjournment Proposal, how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact us or Broadridge.

KBS Real Estate Investment Trust, Inc. 800 Newport Center Drive, Suite 700 Newport Beach, California (949) 417-6500 Attn: Client Services	Broadridge Financial Solutions, Inc. 855-723-7816

RISK FACTORS

The following risk factors, together with the other information in this proxy statement and in the “Risk Factors” sections included in the documents incorporated by reference in this proxy statement (see “Where You Can Find More Information”), should be carefully considered by each of our stockholders before deciding whether to vote to approve the Plan of Liquidation Proposal or Charter Amendment Proposals as described in this proxy statement. In addition, our stockholders should keep in mind that the risks described below are not the only risks that are relevant to your voting decision. The risks described below are the risks that we currently believe are the material risks of which our stockholders should be aware. However, additional risks that are not presently known to us, or that we currently believe are not material, may also prove to be important.

RISKS THAT MAY DELAY OR REDUCE OUR LIQUIDATING DISTRIBUTIONS

We currently estimate that if the Plan of Liquidation Proposal is approved by our stockholders and we are able to successfully implement the plan, our net proceeds from liquidation and, therefore, the amount of cash that you would receive for each share of our common stock that you then hold, could range between approximately $3.27 and $3.68 per share. We anticipate paying our liquidating distributions from such net proceeds from liquidation within 24 months after stockholder approval of the Plan of Liquidation. However, our expectations about the amount of liquidating distributions that we will pay and when we will pay them are based on many estimates and assumptions, one or more of which may prove to be incorrect. As a result, the actual amount of liquidating distributions we pay to you may be more or less than we estimate in this proxy statement and the liquidating distributions may be paid later than we predict. In addition to the risks that we generally face in our business, factors that could cause actual liquidating distribution payments to be lower or paid later than we expect include, among others, the risks set forth below:

If any of the parties to our existing or future sale agreements default thereunder, or if these sales do not otherwise close, our liquidating distributions may be delayed or reduced.

If you approve the Plan of Liquidation, we will seek to enter into additional binding sale agreements for each of our properties. The consummation of the potential sales for which we have entered into sale agreements or will enter into sale agreements in the future will be subject to satisfaction of closing conditions. If any of the transactions contemplated by these future sale agreements do not close because of a buyer default, failure of a closing condition or for any other reason, we will need to locate a new buyer for the properties, which we may be unable to do promptly or at prices or on terms that are as favorable as the original sale agreement. We will also incur additional costs involved in locating a new buyer and negotiating a new sale agreement for these properties. These additional costs are not included in our projections. In the event that we incur these additional costs, our liquidating distributions, including our anticipated initial liquidating distribution, paid to you would be delayed or reduced.

If we are unable to find buyers for some or all of our assets at our expected sales prices, our liquidating distributions may be delayed or reduced.

We have targeted disposition plans and timeframe estimates for each of the remaining assets of the Company. Some of these assets are already in the process of being sold and we will continue to market others for sale over the coming months if our stockholders approve the Plan of Liquidation Proposal. As of the date of this proxy statement, we have entered into agreements to sell 76 of our remaining properties. For more information, see “Our Business and Assets.” There can be no assurance that each of the dispositions will close on the projected closing date or at all, or that the properties will sell for the projected sales prices. In addition, these dispositions are not contingent on stockholder approval of the Plan of Liquidation Proposal. The anticipated net proceeds from these sales are included in the range of estimated net proceeds from liquidation discussed in this proxy statement.

In calculating the range of estimated net proceeds from liquidation, we assumed that we will be able to find buyers for all of our properties at amounts based on our estimated range of market values for each property. However, we may have overestimated the sales prices that we will ultimately be able to obtain for these assets. For example, in order to find buyers in a timely manner, we may be required to lower our asking price below the low end of our current estimate of the property’s market value. If we are not able to find buyers for these assets in a timely manner or if we have overestimated the sales prices we will receive, our liquidating distributions paid to you would be delayed or reduced. Furthermore, the range of estimated net proceeds from liquidation is based upon our estimates and assumptions as of October 5, 2016, but real estate market values are constantly changing and fluctuate with changes in interest rates, supply and demand dynamics, occupancy rates, rental rates, the availability of suitable buyers, the perceived quality and dependability of cash flows from properties and a number of other factors, both local and national. In addition, higher than anticipated transactional fees and expenses, environmental liabilities of which we are unaware or other unknown liabilities, if any, may adversely impact the net liquidation proceeds from those assets. For more information on the calculation of our range of estimated net proceeds from liquidation, see “Proposal 1. The Plan of Liquidation Proposal – Calculation of the Range of Estimated Net Proceeds from Liquidation.”

If we experience significant lease terminations and/or tenant defaults during the liquidation process or if our cash flow during the liquidation process is otherwise less than we expect, our liquidating distributions may be delayed or reduced.

In calculating our range of estimated net proceeds from liquidation, we assumed that we would not experience significant lease terminations not currently known to us and that we would not experience any significant unknown tenant defaults during the liquidation process that were not subsequently cured. Any currently known lease expirations and non-renewals of tenant leases were considered in calculating our range of estimated net proceeds from liquidation. Significant unknown lease terminations and/or tenant defaults during the liquidation process would adversely affect the resale value of the properties, which would reduce our range of estimated net proceeds from liquidation. To the extent that we receive less rental income than we expect during the liquidation process, our liquidating distributions will be reduced. We may also decide in the event of a tenant default to restructure the lease, which could require us to substantially reduce the rent payable to us under the lease, or make other modifications that are unfavorable to us.

If our liquidation costs or unpaid liabilities are greater than we expect, our liquidating distributions may be delayed or reduced.

Before paying the final liquidating distribution, we will need to pay or arrange for the payment of all of our transaction costs in the liquidation, all other costs and all valid claims of our creditors. The board of directors may also decide to acquire one or more insurance policies covering unknown or contingent claims against us, for which we would pay a premium that has not yet been determined. The board of directors may also decide to establish a reserve fund to pay these contingent claims. The amounts of the various transaction costs in the liquidation are not yet final, so we have used estimates of these costs in calculating the amounts of our range of estimated net proceeds from liquidation. To the extent that we have underestimated these costs in calculating our projections, our actual net proceeds from liquidation per share may be lower than the low end of our range of estimated net proceeds from liquidation per share. In addition, if the claims of our creditors are greater than we have anticipated or we decide to acquire one or more insurance policies covering unknown or contingent claims against us, our liquidating distributions may be delayed or reduced. Further, if we establish a reserve fund, payment of liquidating distributions to you may be delayed or reduced.

Pursuing the Plan of Liquidation may cause us to fail to qualify as a REIT, which would dramatically lower the amount of our liquidating distributions.

For so long as we qualify as a REIT and distribute all of our REIT taxable income, we generally are not subject to federal income tax. Although the board of directors does not presently intend to terminate our REIT status prior to the final distribution of the net proceeds from liquidation and our dissolution, the board of directors may take actions pursuant to the Plan of Liquidation that would result in such a loss of REIT status. Upon the final distribution of our net proceeds from liquidation and our dissolution, our existence and our REIT status will terminate. However, there is a risk that our actions during the liquidation process may cause us to fail to meet one or more of the requirements that must be met in order to qualify as a REIT prior to completion of the Plan of Liquidation. For example, to qualify as a REIT, generally at least 75% of our gross income in each taxable year must come from real estate sources and generally at least 95% of our gross income in each taxable year must come from real estate sources and certain other sources that are itemized in the REIT tax laws, mainly interest and dividends. We may encounter difficulties satisfying these requirements during the liquidation process. In addition, in connection with that process, we may recognize ordinary income in excess of the cash received.

The REIT rules require us to pay out a large portion of our ordinary income in the form of a dividend to our stockholders. However, to the extent that we recognize ordinary income without any cash available for distribution, and if we were unable to borrow to fund the required dividend or find another way to meet the REIT distribution requirements, we may cease to qualify as a REIT. While we expect to comply with the requirements necessary to qualify as a REIT in any taxable year, if we are unable to do so, we will, among other things (unless entitled to relief under certain statutory provisions):

•	not be allowed a deduction for dividends paid to stockholders in computing our taxable income;
•	be subject to federal income tax, including any applicable alternative minimum tax, on our taxable income, including recognized gains, at regular corporate rates;
•	be subject to increased state and local taxes; and
•	be disqualified from treatment as a REIT for the taxable year in which we lose our qualification and for the four following taxable years.

As a result of these consequences, our failure to qualify as a REIT could substantially reduce the amount of liquidating distributions we pay to our stockholders.

Pursuing the Plan of Liquidation may cause us to be subject to federal income tax, which would reduce the amount of our liquidating distributions.

We generally are not subject to federal income tax to the extent that we distribute to our stockholders during each taxable year (or, under certain circumstances, during the subsequent taxable year) dividends equal to our taxable income for the year. However, we are subject to federal income tax to the extent that our taxable income exceeds the amount of dividends paid to our stockholders for the taxable year. In addition, we are subject to a 4% nondeductible excise tax on the amount, if any, by which certain distributions paid by us with respect to any calendar year are less than the sum of 85% of our ordinary income for that year, plus 95% of our capital gain net income for that year, plus 100% of our undistributed taxable income from prior years. While we intend to pay distributions to our stockholders sufficient to avoid the imposition of any federal income tax on our taxable income and the imposition of the excise tax, differences in timing between the actual receipt of income and actual payment of deductible expenses, and the inclusion of such income and deduction of such expenses in arriving at our taxable income, could cause us to have to either borrow funds on a short-term basis to meet the REIT distribution requirements, find another alternative for meeting the REIT distribution requirements, or pay federal income and excise taxes. The cost of borrowing or the payment of federal income and excise taxes would reduce the amount of liquidating distributions we pay to our stockholders.

So long as we continue to qualify as a REIT, any net gain from “prohibited transactions” will be subject to a 100% tax. “Prohibited transactions” are sales of property held primarily for sale to customers in the ordinary course of a trade or business. The prohibited transactions tax is intended to prevent a REIT from retaining any profit from the sales of properties held primarily for sale to customers in the ordinary course of business. The Internal Revenue Code of 1986, as amended (the “Code”) provides for a “safe harbor” which, if all its conditions are met, would protect a REIT’s property sales from being considered prohibited transactions. Whether a real estate asset is property held primarily for sale to customers in the ordinary course of a trade or business is a highly factual determination. We believe that all of our properties are held for investment and the production of rental income, and that none of the sales of our properties will constitute a prohibited transaction. We do not believe that the sales of our properties pursuant to the Plan of Liquidation should be subject to the prohibited transactions tax. However, due to the anticipated sales volume and other factors, the contemplated sales may not qualify for the protective safe harbor. There can, however, be no assurances that the U.S. Internal Revenue Service (the “IRS”) will not successfully challenge the characterization of properties we hold for purposes of applying the prohibited transaction tax.

Distributing beneficial interests in a liquidating trust may trigger tax consequences to our stockholders.

The REIT provisions of the Code generally require that each year we distribute as a dividend to our stockholders 90% of our REIT taxable income (determined without regard to the dividends paid deduction and excluding net capital gain). Liquidating distributions we pay pursuant to the Plan of Liquidation will qualify for the dividends paid deduction, provided that they are paid within 24 months of the adoption of such plan. Conditions may arise which cause us not to be able to liquidate within such 24-month period. For instance, it may not be possible to sell our assets at acceptable prices during such period. In such event, rather than retain our assets and risk losing our status as a REIT, we may elect to transfer our remaining assets and liabilities to a liquidating trust in order to meet the 24-month requirement. We may also elect to transfer our remaining assets and liabilities to a liquidating trust within such 24-month period and seek relief from the SEC from certain reporting requirements under the Exchange Act to avoid the costs of operating as a public company, or if the board of directors and Special Committee determine that it is otherwise advantageous or appropriate to do so. Such a transfer would be treated as a distribution of our remaining assets to our stockholders, followed by a contribution of the assets to the liquidating trust. As a result, a stockholder would recognize gain to the extent such stockholder’s share of the cash and the fair market value of any assets received by the liquidating trust was greater than the stockholder’s basis in the stock, notwithstanding that the stockholder would not contemporaneously receive a distribution of cash or any other assets with which to satisfy the resulting tax liability. To the extent such stockholder’s share of the cash and the fair market value of any assets received by the liquidating trust is less than the stockholder’s basis in the stock, such loss is expected to be recognizable at the time of the transfer to the liquidating trust, but not before such time. See “Material United States Federal Income Tax Consequences – United States Federal Income Tax Consequences to U.S. Stockholders” in this proxy statement. In addition, it is possible that the fair market value of the assets received by the liquidating trust, as estimated for purposes of determining the extent of the stockholder’s gain at the time the beneficial interests in the liquidating trust are distributed to the stockholders, will exceed the cash or fair market value of property received by the liquidating trust on a sale of the assets. In this case, the stockholder would recognize a loss in a taxable year subsequent to the taxable year in which the gain was recognized, which loss may be limited under the Code.

OTHER RISKS OF THE PROPOSALS

Our entity value may be adversely affected by adoption of the Plan of Liquidation.

Subject to our ability to abandon the Plan of Liquidation, notwithstanding stockholder approval, to the extent permitted by the Maryland General Corporation Law (the “MGCL”), once our stockholders approve the Plan of Liquidation, we will be committed to winding-up our operations. This may adversely affect the value that a potential acquirer might place on the Company. It may also preclude other possible courses of action not yet identified by the board of directors.

There can be no assurance that a planned liquidation pursuant to the Plan of Liquidation will maximize stockholder value to a greater extent at this time than would otherwise occur through other alternatives considered by the board of directors and the Special Committee and described in this proxy statement.

If our stockholders approve the Plan of Liquidation, they will no longer participate in any future earnings or benefit from any increases in the value of our assets once such assets are sold. While the board of directors and the Special Committee each believes that a planned liquidation pursuant to the Plan of Liquidation will be more likely to maximize stockholder value at this time than otherwise would occur through the other alternatives considered by the board of directors and the Special Committee and described in this proxy statement, such belief relies on certain assumptions and judgments concerning future events. Therefore, it is possible that continuing with the status quo or pursuing one or more of the other alternatives would maximize stockholder value to a greater extent at this time. In that case, we will be foregoing those opportunities if we implement the Plan of Liquidation. If the Plan of Liquidation Proposal is not approved by our stockholders, the board of directors and the Special Committee intend to re-evaluate our remaining strategic alternatives.

The board of directors may abandon or delay implementation of the Plan of Liquidation even if it is approved by our stockholders.

The board of directors has adopted and approved the Plan of Liquidation. Nevertheless, the board of directors may terminate the Plan of Liquidation for any reason. This power of termination may be exercised before or after any approval of the Plan of Liquidation Proposal by our stockholders, up to the time that the Articles of Dissolution have been accepted of record by the SDAT. Notwithstanding approval of the Plan of Liquidation Proposal by our stockholders, the board of directors may modify or amend the Plan of Liquidation without further action by our stockholders to the extent permitted under then current law. Although the board of directors has no present intention to pursue any alternative to the Plan of Liquidation, the board of directors may conclude either that its duties under applicable law require it to pursue business opportunities that present themselves or that abandoning the Plan of

Liquidation is otherwise in the best interest of us and our stockholders. If the board of directors elects to pursue any alternative to the Plan of Liquidation, our stockholders may not receive any of the consideration currently estimated to be available for distribution to our stockholders pursuant to the Plan of Liquidation.

The board of directors will have the authority to sell our assets under terms less favorable than those assumed for the purpose of estimating our net liquidation value range.

If our stockholders approve the Plan of Liquidation, our directors will have the authority to sell any and all of our assets on such terms and to such parties as the board of directors determines in its sole discretion. Notably, our stockholders will have no subsequent opportunity to vote on such matters and will, therefore, have no right to approve or disapprove the terms of such sales.

Our stockholders could, in some circumstances, be held liable for amounts they received from us in connection with our dissolution.

If we fail to create an adequate contingency reserve for payment of our expenses and liabilities, or if we transfer our assets to a liquidating trust and the contingency reserve and the assets held by the liquidating trust are less than the amount ultimately found payable in respect of expenses and liabilities, each of our stockholders could be held liable for the payment to our creditors of such stockholder’s pro rata portion of the excess, limited to the amounts previously received by the stockholder in distributions from us or the liquidating trust, as applicable. If a court holds at any time that we failed to make adequate provision for our expenses and liabilities or if the amount ultimately required to be paid in respect of such liabilities exceeds the amount available from the contingency reserve and the assets of the liquidating trust, our creditors could seek an injunction to prevent us from paying distributions under the Plan of Liquidation on the grounds that the amounts to be distributed are needed to provide for the payment of such expenses and liabilities. Any such action could delay or substantially diminish the amount of liquidating distributions to be paid to our stockholders and/or holders of beneficial interests of any liquidating trust.

We will continue to incur the expenses of complying with public company reporting requirements.

Until our liquidation and dissolution is complete, we have an obligation to continue to comply with the applicable reporting requirements of the Exchange Act, even if compliance with these reporting requirements is economically burdensome. Moreover, even if the Reporting Proposal is approved and the Charter would no longer require us to provide audited financial statements to our stockholders, any decision by the Company to cease providing audited financial statements to our stockholders would need to be approved by the board of directors or, if a liquidating trust is established, the trustees of the liquidating trust, and would require that the SEC grant us relief from certain reporting requirements under the Exchange Act. If the Plan of Liquidation is approved, in order to curtail expenses, we intend, after filing our Articles of Dissolution, to seek relief from the SEC from certain reporting requirements under the Exchange Act. We anticipate that, if such relief is granted, we would continue to file current reports on Form 8-K to disclose material events relating to our liquidation and dissolution, along with any other reports that the SEC might require, but would discontinue filing annual and quarterly reports on Forms 10-K and 10-Q. However, the SEC may not grant any such relief. To the extent that we delay filing the Articles of Dissolution or if the SEC does not grant such relief, we would be obligated to continue complying with the applicable reporting requirements of the Exchange Act. The expenses we incur in complying with the applicable reporting requirements would reduce the amount of liquidating distributions we pay to our stockholders.

Approval of the Plan of Liquidation may lead to stockholder litigation, which could result in substantial costs and distract our management.

Extraordinary corporate actions by a company, such as our proposed Plan of Liquidation, sometimes lead to lawsuits being filed against that company. We may become involved in this type of litigation in connection with the Plan of Liquidation Proposal. As of the date of this proxy statement, no such lawsuits relative to the Plan of Liquidation were pending or, to our knowledge, threatened. However, if such a lawsuit is filed against us, the litigation is likely to be expensive and, even if we ultimately prevail, the process may divert management’s attention from implementing the Plan of Liquidation. If we were not to prevail in such a lawsuit, we may be liable for damages. We cannot predict the amount of any such damages; however, if applicable, they may be significant and may reduce the amount of liquidating distributions we pay to our stockholders.

Our directors and officers and the Advisor and its affiliates have conflicts of interest that may influence their support of the Plan of Liquidation and may cause them to manage our liquidation in a manner not solely in the best interest of our stockholders.

In considering the recommendations of the board of directors and the Special Committee with respect to the Plan of Liquidation Proposal, you should be aware that some of our directors and officers and the Advisor and its affiliates have interests in the liquidation that are different from your interests as a stockholder. The board of directors and the Special Committee each was aware of these actual and potential conflicts of interest and considered them in making their recommendations. Some of the conflicts of interest presented by the liquidation are summarized below.

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All of our executive officers, including Messrs. Schreiber, McMillan, Bren and Hall, are officers of the Advisor and/or one or more of the Advisor’s affiliates and are compensated by those entities, in part, for their service rendered to us. We currently do not pay any direct compensation to our executive officers.

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Messrs. Schreiber, McMillan, Bren and Hall, indirectly own and control the Advisor. Pursuant to the terms of the advisory agreement, the Advisor may be entitled to disposition fees in connection with the sale of our assets. These disposition fees are estimated to be between approximately $18.8 million and $21.3 million, depending upon and correlated to the price we receive for the sale of our assets. See “Proposal One – The Plan of Liquidation Proposal – Use of Liquidation Proceeds.”

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The Advisor earns asset management fees from us and receives reimbursement of certain of its operating costs. If, as we expect, the Plan of Liquidation takes up to two years to effect, the Advisor will earn fees and receive reimbursements for a longer period of time than if we were to quickly sell our assets through a merger or portfolio or whole-entity sale. Based on the properties we owned as of the date of this proxy statement, excluding the 76 properties under contract to sell as of the date of this proxy statement, we project that we may pay the Advisor an aggregate of approximately $10.2 million in 2017 and 2018 during the liquidation process, although this estimate may vary significantly based on the timing of asset sales.

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The Advisor owns a total of 20,000 shares of our common stock, for which we estimate it will receive liquidating distributions of between approximately $65,400 and $73,600 in connection with our liquidation. These amounts do not include the amount of any regular quarterly distributions, if any, we may pay during the liquidation process. We do not expect to pay regular quarterly distributions during the liquidation process.

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Not including the 20,000 shares owned by the Advisor referenced above, our executive officers and directors own an aggregate of 23,373 shares of our common stock, for which we estimate they will receive aggregate liquidating distributions of between approximately $76,400 and $86,000 in connection with our liquidation. These amounts do not include the amount of any regular quarterly distributions, if any, we may pay during the liquidation process.

Consequently, our directors and officers and the Advisor, in some instances, may be more incentivized to support the Plan of Liquidation than might otherwise be the case if they did not expect to receive those payments. Additionally, because of the above conflicts of interest, our directors and officers and the Advisor may be incentivized to make decisions or take actions based on factors other than the best interest of our stockholders throughout the liquidation process.

The Advisor and some of our directors and officers face conflicts of interest and competing demands on their time which may cause them to manage our liquidation in a manner not solely in the best interest of our stockholders.

As of the date of this proxy statement, three additional KBS-sponsored non-traded REITs, KBS Real Estate Investment Trust II, Inc. (“KBS REIT II”), KBS Legacy Partners Apartment REIT, Inc. (“KBS Legacy”) and KBS Strategic Opportunity REIT, Inc. (“KBS SOR”), had announced that they are exploring strategic alternatives. The Advisor acts as the advisor for KBS REIT II, KBS Legacy and KBS SOR and all of our directors are also directors of KBS REIT II and KBS Real Estate Investment Trust III, Inc. (“KBS REIT III”). Thus, if our stockholders approve the Plan of Liquidation, during the liquidation process, the key real estate professionals at the Advisor, including Messrs. Bren, Hall, McMillan and Schreiber, on whom we will depend to carry out the Plan of Liquidation, may be required to perform the same duties relating to strategic alternatives for KBS REIT II and KBS Legacy. KBS REIT II owns office properties that are similar to certain of our properties. If the Advisor directs potential purchasers to properties owned by KBS REIT II or another KBS-sponsored program or KBS-advised investor when it could direct such purchasers to our properties, we may be unable to sell some or all of our properties at the time or at the price we otherwise would, which could reduce or delay the liquidating distributions we pay to our stockholders.

In addition, along with KBS REIT II, KBS Legacy and KBS SOR, KBS REIT III, KBS Strategic Opportunity REIT II, Inc. (“KBS SOR II”) and KBS Growth & Income REIT, Inc. (“KBS G&I”), each of which is a KBS-sponsored non-traded REIT, and other KBS-advised investors are also advised by the Advisor or affiliates of the Advisor and rely on many of the same real estate professionals as we do, including Messrs. Bren, Hall, McMillan and Schreiber. As a result of their obligations to these other KBS-sponsored programs and/or KBS-advised investors, Messrs. Bren, Hall, McMillan, Schreiber and the Advisor’s other real estate professionals and our directors face conflicts of interest in allocating their time among us, KBS REIT II, KBS REIT III, KBS SOR, KBS Legacy, KBS SOR II and KBS G&I, the Advisor, other KBS-sponsored programs and KBS-advised investors, as well as other business activities in which they are involved.

Our stockholders may be adversely affected by the Indemnification Proposal if such proposal is approved.

Although we believe that the proposed changes contained in the Indemnification Proposal will improve our ability to retain and attract qualified directors and officers and will further incentivize the Advisor to continue to provide services to the Company under the advisory agreement throughout the liquidation process, the Indemnification Proposal does increase the risk that we and our stockholders will not be able to recover monetary damages from our directors if they fail to meet the statutory standard of conduct or from our officers if they fail to satisfy their duties under Maryland law. In addition, the Indemnification Proposal would allow for indemnification of our present and former directors and officers and the Advisor and its affiliates in circumstances where indemnification is currently limited by the Charter. The reduced ability to recover from our present and former directors and officers and the Advisor and its affiliates and the increased right to indemnification would be true not only for their future acts or omissions but also for acts or omissions that occurred prior to the date of the amendment to the Charter reflected in the Indemnification Proposal. The Indemnification Proposal also increases the risk that we will incur significant defense costs that would otherwise have to be borne by our present and former directors or officers or the Advisor or its affiliates.

RISKS OF OUR BUSINESS

The risk factors set forth in the Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC on March 16, 2016 (the “2015 Annual Report”), are incorporated by reference in this proxy statement.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

The information in this proxy statement contains forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. We intend that such forward-looking statements be subject to the safe harbors created by Section 21E of the Exchange Act. These statements include statements regarding the intent, belief or current expectations of the Company and members of the management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should,” “could,” “continues,” “pro forma” or similar expressions. Among many other examples, the following statements are examples of the forward-looking statements in this proxy statement:

•	all predictions of the amount and timing of liquidating distributions to be received by our stockholders;

•	all statements regarding our ability to continue to qualify as a REIT;

•	all statements regarding how the board of directors or the Special Committee will interpret and comply with the terms of the Plan of Liquidation;

•	all statements regarding the timing of asset dispositions and the sales price we will receive for assets; and

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all statements regarding future cash flows, future business prospects, future revenues, future working capital, the amount of cash reserves we may establish in the future, future liquidity, future capital needs, future interest costs, future income or the effects of the liquidation.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Such statements are subject to known and unknown risks and uncertainties and other unpredictable factors, many of which are beyond our control. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management. Many relevant risks are described under the caption “Risk Factors” in this proxy statement, as well as throughout this proxy statement and the incorporated documents, including those in the 2015 Annual Report, and you should consider these important cautionary factors as you read this document.

Our actual results, performance or achievements may differ materially from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements. Among the factors that could cause such a difference are:

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uncertainties relating to the implementation of our liquidation strategy, including uncertainties relating to our ability to successfully dispose of some of our assets at the times and the prices we expect and uncertainties relating to whether a planned liquidation pursuant to the Plan of Liquidation will maximize stockholder value to a greater extent at this time than would otherwise occur through the other alternatives considered by the board of directors and the Special Committee and described in this proxy statement;

•	uncertainties relating to future political, economic, competitive and market conditions;

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uncertainties relating to our portfolio, including uncertainties relating to our ability to maintain occupancy levels and lease rates at our real estate properties, and uncertainties relating to our operations;

•	uncertainties relating to certain tax matters, including the IRS treating the sale of our properties pursuant to the Plan of Liquidation as subject to the prohibited transactions tax;

•	uncertainties regarding the impact of regulations, changes in government policy and industry competition;

•	uncertainties regarding potential stockholder litigation as a result of the Plan of Liquidation Proposal; and

•	other risks detailed from time to time in our reports filed with the SEC. Please refer to our SEC filings for a description of such factors.

The cautionary statements contained or referred to in this proxy statement should be considered in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf. The Company undertakes no obligation to update or revise forward-looking statements in this proxy statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

OUR BUSINESS AND ASSETS

Our Business

We are a Maryland corporation that was formed on June 13, 2005. We elected to be taxed as a real estate investment trust (“REIT”) beginning with the taxable year ended December 31, 2006 and currently qualify as a REIT for federal income tax purposes.

On January 27, 2006, we launched our initial public offering of up to 200,000,000 shares of common stock in our primary offering and 80,000,000 shares of common stock under our dividend reinvestment plan. We ceased offering shares of common stock in our primary offering on May 30, 2008. We terminated our dividend reinvestment plan effective April 10, 2012. We sold 171,109,494 shares in our primary offering for gross offering proceeds of $1.7 billion and 28,306,086 shares under our dividend reinvestment plan for gross offering proceeds of $233.7 million.

Our shares are illiquid and nearly all of our stockholders have held their stock for between eight and ten years. As disclosed in the registration statement for our initial public offering, the Charter required that we seek stockholder approval of our liquidation if our shares of common stock were not listed on a national securities exchange by November 2012, unless a majority of our conflicts committee determined that liquidation was not then in the best interest of our stockholders. The Charter requires that the conflicts committee revisit the issue of liquidation at least annually. Each year beginning in November 2012 and through November 2015, the conflicts committee determined that liquidation was not then in the best interest of our stockholders.

We are externally advised by the Advisor, a Delaware limited liability company and a wholly owned subsidiary of KBS Holdings LLC, which entity is indirectly wholly owned by our sponsors, Messrs. Bren, Schreiber, Hall and McMillan. The Advisor is responsible for managing our affairs on a day-to-day basis and for the management and disposition of investments on our behalf pursuant to an advisory agreement. We have no paid employees.

Our primary business objectives prior to the board of directors and the Special Committee recommending that you vote to approve the Plan of Liquidation were to: (i) maintain and, if possible, improve the quality and income-producing ability of our investments; (ii) position our investments to improve their value; and (iii) manage our portfolio to remain compliant with REIT requirements under the Code. In addition, our focus in 2016 was: (i) to manage our existing investment portfolio, which included strategically selling assets; (ii) exploring short-term value-add opportunities for a small number of GKK Properties; and (iii) distributing operating cash flow and net sales proceeds to stockholders.

Our Assets

With the net proceeds from our initial public offering and debt financing, we invested in a diverse portfolio of real estate and real estate-related investments. As of the date of this proxy statement, we owned or, with respect to a limited number of properties, held a leasehold interest in, 158 real estate properties, including the GKK Properties. In addition, as of the date of this proxy statement, we owned three real estate loans receivable and a participation interest with respect to a real estate joint venture.

As of the date of this proxy statement, of the properties we owned, or with respect to a limited number of properties, held a leasehold interest in, we had entered into agreements to sell 76 of these properties. The following tables present certain information about our properties and real estate-related investments owned as of the date of this proxy statement, including those for which we had entered into agreements to sell.

Real Estate Properties

Real Property Name and Location(1)	Date Acquired	Property Type	Rentable Square Feet	Annualized Base Rent (in thousands)(2)	Average Annualized Base Rent per Sq. Ft.	Occupancy as of September 30, 2016
Plaza in Clayton St. Louis, MO	09/27/2006	Office	325,172	$10,443	$32.37	99%
Bridgeway Technology Center Newark, CA	06/27/2007	Industrial	187,268	2,669	14.25	100%
ADP Plaza Portland, OR	11/07/2007	Office	190,926	3,940	21.23	97%
Rivertech I and II Billerica, MA	02/20/2008	Industrial	285,772	3,465	12.13	100%
Tysons Dulles Plaza McLean, VA	06/06/2008	Office	486,707	12,432	31.36	81%
Great Oaks Center Alpharetta, GA	07/18/2008	Office	157,902	1,899	13.96	86%
University Park Buildings Sacramento, CA	07/31/2008	Office	130,905	2,498	20.12	95%
Meridian Tower Tulsa, OK	08/18/2008	Office	205,891	3,488	20.21	92%
North Creek Parkway Center Bothell, WA	08/28/2008	Office	205,298	3,011	14.88	99%
City Gate Plaza Sacramento, CA	11/25/2008	Office	105,003	1,590	20.71	73%
Lawrence Village(3) New Castle, PA	05/13/2016	Retail	294,675	725	3.49	71%
Citizens Bank Joint Venture Portfolio(4) Various	09/01/2011	Bank branch	229,672	5,141	23.81	94%
Bank of America - BBD2	09/01/2011	Bank branch, office building & operations centers	940,612	7,430	9.30	85%
Pitney Bowes - Bank of America Portfolio(4) Jacksonville, FL	09/01/2011	Bank branch	300,714	4,650	15.46	100%
Unencumbered(4) Various	09/01/2011	Bank branch & office building	449,345	9,825	29.13	75%

TOTALS			4,495,862	$73,206	$22.79	88%

(1) As of the date of this proxy statement, the Company had entered into agreements to sell certain of these properties. For more information, see “ – Properties Under Contract to Sell” below.

(2) Annualized base rent represents annualized contractual base rental income as of September 30, 2016, adjusted to straight-line any contractual tenant concessions (including free rent), rent increases and rent decreases from the lease’s inception through the balance of the lease term.

(3) On September 1, 2015, the Lawrence Village Plaza Loan Origination matured without repayment. On May 13, 2016, the Company received a deed-in-lieu of foreclosure in satisfaction of all amounts due to it under its investment in the Lawrence Village Plaza Loan Origination and received title to the collateral that secured the loan.

(4) GKK Properties. Pursuant to a Collateral Transfer and Settlement Agreement (the “Settlement Agreement”) we entered into on September 1, 2011 with a wholly owned subsidiary of Gramercy Property Trust, Inc. (“Gramercy”), Gramercy indirectly transferred its interests in 576 bank branch properties and 291 office buildings, operations centers and other properties to us in satisfaction of certain debt obligations under a mezzanine loan owed by Gramercy to us (the “GKK Mezzanine Loan”). These properties are referred to in this proxy statement as the “GKK Properties.”

Real Estate-Related Loans Receivable

Real Estate-Related Loan Receivable Name and Location of Related Collateral	Date Originated	Collateral Property Type	Loan Type	Contractual Interest Rate(1)	Annualized Effective Interest Rate(1)	Maturity Date
Sandmar Mezzanine Loan Southeast U.S.(2) Various	01/09/2007	Retail	Mezzanine	5.4%	–	01/01/2017
San Diego Office Portfolio B-Note(3) San Diego, CA	10/26/2007	Office	B-Note	5.8%	11.2%	10/11/2017
4929 Wilshire B-Note Los Angeles, California	11/19/2007	Office	B-Note	6.1%	12.4%	07/11/2017

(1) Contractual interest rate is the stated interest rate on the face of the loan. Annualized effective interest rate is calculated as the actual interest income recognized in 2016, using the interest method, annualized and divided by the average amortized cost basis of the investment during 2016. The contractual interest rate and annualized effective interest rate presented are as of September 30, 2016.

(2) The Company had recorded an asset-specific loan loss reserve against this investment as of September 30, 2016.

(3) The borrower under this note is a wholly owned subsidiary of The Irvine Company. Donald Bren, who is the brother of Mr. Bren (one of the Company’s executive officers and sponsors), is the chairman of The Irvine Company. In addition, Mr. Schreiber (our chief executive officer, one of our directors and one of our sponsors) has served as a member of the board of directors and executive committee of The Irvine Company since August 2016. During the nine months ended September 30, 2016, the Company recognized $1.6 million of interest income related to its investment in this loan.

Properties under Contract to Sell

As of the date of this proxy statement, 76 properties were under contract to sell. Pursuant to the purchase and sale agreements entered into between the Company and the potential purchasers of these properties, the properties were under contract to sell at an aggregate sales price of approximately $83.5 million.

The information relating to the properties above is based on the purchase and sale agreements for each of the properties as of the date of this proxy statement. There can be no assurance that each of the dispositions will close on the projected closing date or at all, or that the properties will sell for the projected sales prices. In addition, these dispositions are not contingent on stockholder approval of the Plan of Liquidation Proposal.

PROPOSAL 1. THE PLAN OF LIQUIDATION PROPOSAL

General

We are seeking stockholder approval of the Plan of Liquidation Proposal at the annual meeting. The Plan of Liquidation was approved by the board of directors on October 5, 2016, subject to stockholder approval. The following summary describes the material provisions of the Plan of Liquidation. This summary does not purport to be complete and may not contain all of the information about the Plan of Liquidation that is important to you. The Plan of Liquidation is attached hereto at Annex A and is incorporated by reference in this proxy statement, and we encourage you to read it carefully in its entirety for a more complete understanding of the Plan of Liquidation. By approving the Plan of Liquidation, our stockholders will be approving our dissolution under Section 3-403 of the MGCL.

Background of the Plan of Liquidation

Chronology of Events

Our shares are illiquid and nearly all of our stockholders have held their stock for between eight and ten years. As disclosed in the registration statement for our initial public offering, the Charter required that we seek stockholder approval of our liquidation if our shares of common stock were not listed on a national securities exchange by November 2012, unless a majority of our conflicts committee determined that liquidation was not then in the best interest of our stockholders. The Charter requires that the conflicts committee revisit the issue of liquidation at least annually. Each year beginning in November 2012 and through November 2015, the conflicts committee determined that liquidation was not then in the best interest of our stockholders.

As a result of the 2008-2009 recession, several of our assets suffered impairments and reductions in cash flow due to lower occupancy and declines in rental rates. Several borrowers under our real estate loan investments were unable to pay the principal or interest payments on their loans. Since the 2008-2009 recession, we have worked to stabilize and reposition certain of our properties, strategically sell assets and significantly reduce our debt.

In November 2015, the Advisor began to explore strategic alternatives in accordance with our investment objectives in order to maximize the value of our stockholders’ investment in us over a reasonable period of time. On November 9, 2015, November 30, 2015 and January 7, 2016, our independent directors discussed with the Advisor and the Company’s management various hold/sell strategies for our assets, including the benefits and risks of a shorter-term versus a longer-term hold strategy.

On January 27, 2016, in light of our portfolio positioning and real estate market conditions, the board of directors formed the Special Committee to explore the availability of strategic alternatives involving the Company. The Special Committee retained O’Melveny & Myers LLP as its legal counsel. The Special Committee met with multiple investment banks and ultimately selected, and on February 23, 2016 engaged, Evercore to act as our financial advisor to assist us and the Special Committee with this process. On March 16, 2016, the Company announced the formation by the board of directors of the Special Committee, the Special Committee’s retention of Evercore, and the commencement by the Special Committee of an exploration of strategic alternatives for the Company.

The Evercore engagement was twofold. In part one of its engagement, Evercore was asked by the Special Committee to engage in a substantive review of the Company’s properties, working with the Advisor, to better understand and assess the Company’s properties and ultimately present to the Special Committee its analysis of the Company’s properties. In part two of its engagement, Evercore was asked by the Special Committee to assist it in assessing various strategic alternatives for the Company.

Between March 15, 2016 and April 10, 2016, the Special Committee met three times, in each case with representatives of Evercore and O’Melveny & Myers LLP present. At these meetings, the Special Committee received progress updates from Evercore regarding its work.

On April 11, 2016, the Special Committee held a meeting at which Evercore presented the results of its substantive review of the Company’s properties. The Special Committee engaged in a thorough discussion with

Evercore regarding the results of its analysis and requested additional follow up from Evercore regarding its presentation, which Evercore provided at an April 18, 2016 Special Committee meeting. At the April 18, 2016 meeting, the Special Committee discussed with Evercore the likelihood, given Evercore’s review of the Company and its properties, that a third party would be interested in an acquisition of the Company’s assets through a merger or portfolio or whole-entity sale at an attractive price to the Company and its stockholders.

On May 4, 2016, the Special Committee met in preparation for a meeting to be held on May 6, 2016 with representatives of the Company’s management, the Advisor, Evercore, O’Melveny & Myers LLP and DLA Piper LLP (US).

On May 6, 2016, the Special Committee held a meeting at which representatives of the Company’s management, the Advisor, Evercore and O’Melveny & Myers LLP were present as were representatives of DLA Piper LLP (US). At this meeting, representatives of management, the Advisor and DLA Piper LLP (US) reviewed for the Special Committee an outline of the process and considerations for the liquidation and dissolution of the Company, including with respect to legal, tax and SEC reporting considerations.

On May 19, 2016, the Special Committee held a meeting with representatives of Evercore and O’Melveny & Myers LLP present. The Special Committee engaged in a follow up discussion regarding the May 6, 2016 Special Committee meeting. The Special Committee also authorized the Advisor to market certain GKK Properties and other Company properties for sale, in accordance with a recommendation the Special Committee had received from the Advisor. The Special Committee also authorized Evercore to market for sale the Company and its properties and approved a proposed public announcement to this effect.

On May 26, 2016, the Company announced that while the Special Committee continued to explore strategic alternatives for the Company, the Special Committee had determined that it would be in the best interest of the Company and its stockholders to market for sale the Company’s assets. However, based on Evercore’s review of the Company’s properties, as well as the lack of inbound inquiries following the Company’s public announcement of the formation of the Special Committee, the Special Committee’s retention of Evercore and the plan to market the Company’s assets for sale, the Special Committee again discussed with Evercore the likelihood that it would be able to obtain an attractive offer from a third party for an acquisition of the Company’s assets through a merger or portfolio or whole-entity sale. After considering Evercore’s advice, the Special Committee instructed the Advisor to continue to develop liquidation alternatives for the Company.

From May 26, 2016 through and including October 5, 2016, the Special Committee met eight times. At each of these meetings, the Special Committee received updates regarding the status of the Plan of Liquidation as well as confirmation that no offers had been received for an acquisition of the Company’s assets through a merger or portfolio or whole-entity sale.

The board of directors and the Special Committee carefully reviewed and considered the terms and conditions of the Plan of Liquidation and the transactions contemplated by that plan, as well as the other alternatives described in this proxy statement. On October 5, 2016, the Special Committee unanimously determined that the terms of the Plan of Liquidation are fair to you, advisable and in your best interest, and approved the Plan of Liquidation. Based upon the factors discussed more thoroughly below under the heading “Reasons for the Liquidation,” the Special Committee concluded that a planned liquidation pursuant to the Plan of Liquidation will be more likely to maximize stockholder value at this time. Accordingly, the Special Committee approved the sale of all of our assets and our dissolution pursuant to the terms of the Plan of Liquidation, pending your approval. The Special Committee also unanimously recommended that the board of directors approve the sale of our assets and our dissolution pursuant to the terms of the Plan of Liquidation and that our stockholders approve the Plan of Liquidation Proposal. After due consideration, the board of directors then unanimously determined that the terms of the Plan of Liquidation are fair to you, advisable and in your best interest, and approved the sale of all of our assets and our dissolution pursuant to the terms of the Plan of Liquidation, pending your approval. The board of directors also unanimously recommended that our stockholders approve the Plan of Liquidation Proposal.

We currently estimate that if the Plan of Liquidation Proposal is approved by our stockholders and we are able to successfully implement the plan, our net proceeds from liquidation and, therefore, the amount of cash that you would receive for each share of our common stock that you then hold, could range between approximately $3.27 and $3.68 per share. If the Plan of Liquidation is approved by our stockholders, we intend to pay the initial liquidating distribution within one to two months of stockholder approval, with such distribution to be funded from the proceeds from asset sales. We note that we previously paid special distributions of $0.645 per share to our stockholders in connection with the sale of real estate properties from 2012 through 2015.

Our range of estimated net proceeds from liquidation is based upon market, economic, financial and other circumstances and conditions existing as of the date of this proxy statement, and any changes in such circumstances and conditions during the liquidation process could have a material effect on the ultimate amount of liquidating distributions received by stockholders.

Assessment of Strategic Alternatives

The decision of the Special Committee and the board of directors to seek your approval for the Plan of Liquidation followed a lengthy process in which the Special Committee and the board of directors reviewed several different strategic alternatives, in addition to liquidation, including the following:

•	continuing under the current business plan; and

•	seeking to dispose of our assets through a merger or a portfolio or whole-entity sale.

The board of directors and the Special Committee also considered a listing of our common stock on a national securities exchange. However, after consulting with Evercore and the Advisor, the board of directors and the Special Committee each concluded that because of the disparate nature of the Company’s portfolio of properties, along with our externalized management structure, it would not be worthwhile to devote meaningful time or resources to evaluating a possible listing of our shares on a national securities exchange.

In addition, the board of directors and the Special Committee also considered that our shares are illiquid and nearly all of our stockholders have held their stock for between eight and ten years. The board of directors and the Special Committee also considered the fact that, as disclosed in the registration statement for our initial public offering, the Charter required that we seek stockholder approval of our liquidation if our shares of common stock were not listed on a national securities exchange by November 2012, unless a majority of our conflicts committee determined that liquidation was not then in the best interest of our stockholders. The Charter requires that the conflicts committee revisit the issue of liquidation at least annually. Each year beginning in November 2012 and through November 2015, the conflicts committee determined that liquidation was not then in the best interest of our stockholders.

Continuation of Current Business Plan

The board of directors and the Special Committee considered various factors in determining that the continuation of the Company’s current business plan was not reasonably likely to maximize stockholder value to a greater extent at this time than a planned liquidation pursuant to the Plan of Liquidation. In particular, they noted that:

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The fixed costs associated with managing a public REIT, including the significant cost of corporate compliance with all federal, state and local regulatory requirements applicable to us with respect to our business activities, are substantial. Such costs include, without limitation, the cost of preparing or causing to be prepared all financial statements required under applicable regulations and contractual undertakings and all reports, documents and filings required under the Exchange Act, or other federal or state laws for the general maintenance of our status as a REIT, under the applicable provisions of the Code, or otherwise. If we continue operating under our current business plan, which includes making certain strategic asset sales, the remaining portfolio would be required to cover the costs of managing the Company.

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If we continue operating under our current business plan, which includes making certain strategic asset sales, the reductions in operating cash flow will adversely affect our ability to continue to pay out quarterly distributions. As a result, we may need to decrease our quarterly distribution payments or we may need to suspend distributions because our portfolio may not generate sufficient cash flow to pay such distributions.

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The costs associated with maintaining our real estate properties and improving their performance including, without limitation, the costs of leasing commissions, tenant inducements (including, without limitation, tenant improvement allowances) and capital improvements at our properties, are significant.

Merger or Portfolio or Whole-Entity Sale

The board of directors and the Special Committee also considered seeking to dispose of our assets through a merger or a portfolio or whole-entity sale. Most significant to their consideration was the fact that, notwithstanding:

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the public disclosure made by the Company on March 16, 2016, pursuant to a Form 8-K filed with the SEC, with respect to the formation by the board of directors of the Special Committee, the Special Committee’s retention of Evercore and its exploration of strategic alternatives;

•	the reaffirmation of the foregoing disclosure by the Company pursuant to its quarterly report on Form 10-Q filed by the Company with the SEC on May 10, 2016;

•

the public disclosure made by the Company on May 26, 2016, both in the form of a widely disseminated press release and a Form 8-K filed with the SEC, with respect to the Special Committee’s determination to market our properties for sale; and

•	the reaffirmation of the foregoing disclosures by the Company pursuant to its quarterly report on Form 10-Q filed by the Company with the SEC on August 10, 2016;

the board of directors and the Special Committee did not receive an offer that would have been more likely to maximize stockholder value at this time than a planned liquidation pursuant to the Plan of Liquidation.

In addition, market-dictated discounts we might have incurred through the sale of the Company in its entirety or a portfolio or whole-entity sale may have further reduced the proceeds from such a transaction, if one were available.

Reasons for the Plan of Liquidation Proposal; Recommendation of the Board of Directors and the Special Committee

After considering the other alternatives described in this proxy statement, the board of directors and the Special Committee concluded that a planned liquidation pursuant to the Plan of Liquidation will be more likely to maximize stockholder value at this time.

In evaluating the Plan of Liquidation, the board of directors and the Special Committee consulted with the Advisor and with the Company’s legal advisors as well as the Special Committee’s legal and financial advisors, and in determining that the Plan of Liquidation is advisable and in our best interest and the best interest of our stockholders, the board of directors and the Special Committee considered a number of factors, including the following factors which the board of directors and the Special Committee each viewed as supporting its decision to approve the Plan of Liquidation and to recommend approval of the Plan of Liquidation Proposal to our stockholders:

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the recommendations from the Advisor that it would be advantageous to liquidate the Company and its properties in the near term, rather than over an extended period, and similar advice from Evercore to the Special Committee;

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the board of directors’ and Special Committee’s review of strategic alternatives for the Company, including a merger or portfolio or whole-entity sale, a listing of the Company’s common stock on a national securities exchange, selling a select portfolio of properties to one or more third parties, and the board of directors’ and Special Committee’s belief, after consultation with both Evercore and the Advisor, that none of the strategic alternatives considered by the board of directors and the Special Committee was more likely to maximize stockholder value to a greater extent at this time than would occur through a planned liquidation pursuant to the Plan of Liquidation;

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the lack of any offers for an acquisition of the Company’s assets through a merger or portfolio or whole-entity sale, notwithstanding the prior public announcements made by the Company regarding the formation of the Special Committee, the Special Committee’s retention of Evercore and the plan to market the Company’s assets for sale;

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the current favorable conditions for sale transactions in the commercial real estate market, including, among other conditions, the historically low cost of debt and low capitalization rates in the industry, which in each of the board of directors’ and the Special Committee’s view make a planned liquidation of the Company pursuant to the Plan of Liquidation more likely to maximize stockholder value at this time than other alternatives considered by the board of directors and the Special Committee;

•	market-dictated discounts we might have incurred through the sale of the Company in its entirety, either through a merger or portfolio sale;

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our estimated net proceeds from liquidation and, therefore, the amount of cash that you would receive for each share of our common stock that you then hold, could range between approximately $3.27 and $3.68 per share;

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the board of directors’ and the Special Committee’s belief that the range of liquidating distributions that management estimates we will pay to our stockholders is fair relative to the board of directors’ and Special Committee’s own assessment of our current and expected future financial condition, earnings, business opportunities, strategies and competitive position and the nature of the market environment in which we operate;

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the liquidity that the Plan of Liquidation will provide our stockholders, particularly in light of the fact that the Company’s common stock is not listed on a national securities exchange and that the Charter required that we seek stockholder approval of our liquidation if our shares of common stock were not listed on a national securities exchange by November 2012, unless a majority of our conflicts committee determined that liquidation was not then in the best interest of our stockholders. The Charter requires that the conflicts committee revisit the issue of liquidation at least annually. Each year beginning in November 2012 and through November 2015, the conflicts committee determined that liquidation was not then in the best interest of our stockholders;

•	the significant time period during which our stockholders have held illiquid shares;

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the significant risks and uncertainties of continuing our current business plan, including ongoing portfolio maintenance costs, anticipated lease turnover, anticipated capital expenditures, and the financial reporting and other expenses of continuing to operate the Company as a public REIT, which risks and uncertainties may be exacerbated as we continue to decrease in size as a result of recent and pending planned property sales and proposed sales of some of the GKK Properties;

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the fact that the Plan of Liquidation Proposal is subject to approval by our stockholders, which allows our stockholders to have a direct vote on whether they concur with the proposal as a favorable outcome for the Company and our stockholders;

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the greater uncertainty, in the absence of a Plan of Liquidation, of whether asset sales will trigger the 100% “prohibited transaction” tax (which is imposed on transactions that are considered to be dealer sales to customers in the ordinary course of business) (see “ – Material U.S. Federal Income Tax Consequences”);

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the potential tax benefits to our U.S. Stockholders (defined below) (because distributions received by U.S. Stockholders pursuant to the Plan of Liquidation are treated first as return of the tax basis in the stockholder’s shares, with any excess treated as capital gain, while distributions that are not paid pursuant to the Plan of Liquidation are generally includable in the U.S. Stockholder’s taxable income as dividends to the extent that the Company has current or accumulated earnings and profits); noting, however, that a loss inherent in a U.S. Stockholder’s shares cannot be recognized until the year of the final distribution, which is expected to be the 2018 taxable year (see “ – Material U.S. Federal Income Tax Consequences”); and

•	the terms and conditions of the Plan of Liquidation.

The board of directors and the Special Committee each believes that each of these factors generally supports their determinations and recommendations. The board of directors and the Special Committee each also considered potentially negative factors concerning the Plan of Liquidation including, without limitation, those listed below:

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there could be no assurance that we would be successful in disposing of our assets for total net proceeds equal to or exceeding the low end of our range of estimated net proceeds from liquidation or that the dispositions would occur in the timeframe expected;

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the risk that interest rates, the availability of financing, general economic conditions, real estate tax rates, competition in the real estate market, the availability of suitable buyers and other conditions could change during the liquidation process, which could have a material effect on the ultimate amount or timing of liquidating distributions received by our stockholders;

•	the fact that after our liquidation you will no longer participate in any future earnings or benefit from any increases in the value of our assets;

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the actual or potential conflicts of interest which certain of our executive officers and directors have in connection with the liquidation, including those identified under the headings “Risk Factors” and “Interests in the Liquidation that Differ from Your Interests;”

•	the costs that we will incur in carrying out the liquidation, including significant legal, accounting and financial advisory fees and costs under the advisory agreement with the Advisor;

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as opposed to a merger or portfolio or whole-entity sale with a relatively short time frame during which a third party would acquire the Company or all of its assets, the liquidation process will involve a longer distribution time frame and will require the Company to incur potentially larger administrative and other costs;

•	the individual or sub-portfolio sales would require multiple transactions and other additional activity;

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the anticipated expenses and potential for unforeseen expenses that will or may be incurred in connection with our liquidation and our operations through the liquidation process, which could reduce the amount of liquidating distributions;

•	the fact that pursuing the Plan of Liquidation could cause us to lose our qualification as a REIT, and the potential adverse tax consequences of such disqualification;

•	the fact that no fairness opinion with respect to the liquidation was obtained;

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the possibility that stockholders may seek to challenge the Plan of Liquidation Proposal and that defending against any such litigation, even if we prevail, will be time-consuming, expensive and may divert management’s attention from implementing the Plan of Liquidation and otherwise operating our business;

•	the fact that, under Maryland law, our stockholders are not entitled to appraisal rights, dissenters’ rights or similar rights of an objecting stockholder in connection with the Plan of Liquidation;

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depending on the tax basis in their shares, U.S. Stockholders may recognize taxable gain or loss in connection with the Plan of Liquidation with any such recognizable loss not recognizable until the final distribution (expected to be the 2018 taxable year), noting, however, that assuming the shares are held as a capital asset, there are limitations on the deductibility of capital losses, including that net capital losses may offset only capital gains and up to $3,000 of ordinary income per year in the case of individuals (who may carry forward any unused net capital losses indefinitely), and may only offset capital gains in the case of corporations; non-U.S. Stockholders may recognize taxable gain and incur U.S. withholding taxes regardless of their tax basis in their shares (see “ – Material U.S. Federal Income Tax Consequences”); and

•	the tax implications of distributing beneficial interests in a liquidating trust (see “ – Material U.S. Federal Income Tax Consequences”).

The above discussion concerning the information and factors considered is not intended to be exhaustive, but includes the material factors considered by the board of directors and the Special Committee in making their determinations. In view of the variety of factors considered in connection with their evaluation of the planned liquidation pursuant to the Plan of Liquidation, neither the board of directors nor the Special Committee quantified or otherwise attempted to assign relative weights to the factors it considered. Individual members of the board of directors or the Special Committee may have given different weight to different factors and, therefore, may have viewed certain factors more positively or negatively than others.

Recommendations of the Board of Directors and the Special Committee

On October 5, 2016, after reviewing the other alternatives described in the proxy statement, the board of directors and the Special Committee each unanimously determined that a planned liquidation pursuant to the Plan of Liquidation will be more likely to maximize stockholder value at this time, and that the terms of the Plan of Liquidation are fair to you, advisable and in your best interest. Accordingly, the board of directors and the Special Committee each approved the sale of all of our assets and our dissolution pursuant to the Plan of Liquidation, pending your approval, and unanimously recommend that you vote FOR the approval of the Plan of Liquidation Proposal.

Steps Taken Consistent with the Plan of Liquidation Proposal

As of the date of this proxy statement, we have entered into agreements to sell 76 of our remaining properties. For more information, see “Our Business and Assets.” There can be no assurance that each of the dispositions will close on the projected closing date or at all, or that the properties will sell for the projected net sales proceeds. In addition, these dispositions are not contingent on stockholder approval of the Plan of Liquidation Proposal.

Calculation of the Range of Estimated Net Proceeds from Liquidation

Our range of estimated net proceeds from liquidation is based on the range in estimated value per share of the Company’s common stock of $3.40 to $3.82 approved by the Company’s board of directors on October 5, 2016, and reduced for (i) expected disposition costs and fees related to future dispositions of real estate and real estate-related investments, and (ii) estimated corporate and other liquidation and dissolution costs not covered from the Company’s cash flow from operations. The Company’s board of directors approved the estimated value per share to assist the Company in calculating the range of estimated net proceeds from liquidation. The estimated value per share is based on the estimated value of the Company’s assets less the estimated value of the Company’s liabilities, or net asset value, divided by the number of shares outstanding, all as of June 30, 2016, with the exception of certain adjustments described in Item 8.01 of the Current Report on Form 8-K, filed with the SEC on October 7, 2016 (the “Valuation 8-K”). The information in the Valuation 8-K related to the Company’s estimated value per share is attached hereto at Annex B. For a full description of the methodologies and assumptions used to value our assets and liabilities in connection with the calculation of the estimated value per share, see Annex B.

Based on the estimated value per share as of October 5, 2016 and the estimated costs and expenses of liquidating and dissolving the Company, if the Plan of Liquidation is approved by our stockholders and we are able to successfully implement the plan, we currently estimate that our net proceeds from liquidation and, therefore, the amount of cash that you would receive for each share of our common stock that you then hold, could range between approximately $3.27 and $3.68 per share. The range of estimated net proceeds from liquidation per share is calculated as follows:

Calculation of the Range of Estimated Net Proceeds from Liquidation per Share(1)

	Low End of Estimated Range	High End of Estimated Range

Range in estimated value per share	$3.40	$3.82
Estimated disposition costs and fees per share	(0.10)	(0.11)
Estimated corporate and other liquidation and dissolution costs per share	(0.03)	(0.03)

Range of estimated net proceeds from liquidation per share	$3.27	$3.68

(1) Reflects low and high ends of range of estimated net proceeds from liquidation per share.

The Company has generally incurred disposition costs and fees related to the sale of its historical real estate properties since inception of 1.7% to 5.7% of the gross sales price less concessions and credits, with a weighted average of 2.7% as of September 30, 2016. The Company has generally incurred disposition costs and fees related to the sale of the GKK Properties since December 15, 2011 (the date of the completion of the transfer of the GKK Properties to the Company pursuant to the Settlement Agreement) of 1.5% to 8.5% of the gross sales price less concessions and credits, with a weighted average of 2.7% as of September 30, 2016.

There are many factors that may affect the actual net proceeds from liquidation, including, among other factors: (i) the actual dates of the closings of, and the ultimate amount of net proceeds received for, the sale of our assets; (ii) changes in market demand that affect the timing of the disposition of office, industrial and bank branch properties during the liquidation process; (iii) the amount of taxes, transaction fees and expenses relating to the Plan of Liquidation; (iv) amounts needed to pay or provide for our liabilities and expenses, including any reserves we may establish to satisfy contingent liabilities; and (v) unanticipated or contingent liabilities that could arise. No assurance can be given as to the amount of liquidating distributions the Company will ultimately pay to its stockholders. We believe that we will have sufficient cash and cash equivalents to pay all of the Company’s current and accrued obligations as a result of cash flow from operations and asset sales. If the Company has underestimated its existing obligations and liabilities or if unanticipated or contingent liabilities arise, the amount of net proceeds from liquidation could be less than that set forth above. These estimates are based upon market, economic, financial and other circumstances and conditions existing as of the date of this proxy statement, and any changes in such circumstances and conditions during the liquidation process could have a material effect on the ultimate amount of liquidating distributions paid to the Company’s stockholders. Also, the Company will continue to incur expenses related to its operations during the liquidation process, and the actual amounts of such expenses may be higher than the Company’s estimate. These expenses will reduce the amount of liquidating distributions we pay to our stockholders. See “Risk Factors” above for a more detailed discussion of these risks.

Compensation and Material Relationships

The Special Committee engaged Evercore to serve as financial advisor to the Company to assist the Company and the Special Committee with the exploration of strategic alternatives. We believe the Company is not affiliated with Evercore or any of its affiliates. While the Company and affiliates of the Advisor have engaged and may engage Evercore or its affiliates in the future for valuations and commercial real estate-related services of various kinds, the Special Committee believes that there are no material conflicts of interest with respect to our engagement of Evercore.

Evercore has been paid a completion fee of $750,000 for its services as described in this proxy statement. In addition, in the event certain transactions involving the sale or merger of the Company or some or all of certain of the Company’s assets close, or with respect to which a definitive agreement is executed, during the time Evercore is engaged to act as the Company’s financial advisor or up to 18 months after the engagement is terminated, the Company has agreed to pay to Evercore a success fee in the amount of: (i) 0.15% of the value of the transaction, if Evercore acts as co-advisor on the transaction, or (ii) 0.35% of the value of the transaction, if Evercore acts as the sole advisor on the transaction, each as determined by the Special Committee. If the Plan of Liquidation is approved, we estimate the success fee will be approximately $0.7 million to $1.6 million. The fees were negotiated between the Special Committee and Evercore. Payment of the completion fee to Evercore was not dependent upon completion of the liquidation or upon Evercore’s findings. Evercore will be reimbursed for reasonable out-of-pocket expenses (including legal fees, expenses and disbursements), and Evercore and its affiliates will be indemnified against certain liabilities arising out of this engagement, other than liabilities resulting from Evercore’s gross negligence, bad faith or willful misconduct.

Interests in the Plan of Liquidation that Differ from Your Interests

In considering the recommendations of the board of directors and the Special Committee with respect to the Plan of Liquidation Proposal, you should be aware that some of our directors and officers and the Advisor have interests in the liquidation that are different from your interests as a stockholder. Consequently, our directors and officers and the Advisor, in some instances, may be more incentivized to support the Plan of Liquidation than might otherwise be the case if they did not expect to receive those payments. Additionally, because of the below conflicts of interest, our directors and officers and the Advisor may be incentivized to make decisions or take actions based on factors other than the best interest of our stockholders throughout the liquidation process. The board of directors and the Special Committee were aware of these actual and potential conflicts of interest and considered them in making their respective recommendations. Some of the conflicts of interest presented by the liquidation are summarized below.

The Advisor May Be Entitled to Receive Fees in Connection with the Plan of Liquidation

All of our executive officers, including Messrs. Schreiber, McMillan, Bren and Hall, are officers of the Advisor and/or one or more of the Advisor’s affiliates and are compensated by those entities, in part, for their service rendered to us. We currently do not pay any direct compensation to our executive officers. Four of our executive officers, Messrs. Schreiber, McMillan, Bren and Hall, indirectly own and control the Advisor.

The Advisor earns asset management fees from us and receives reimbursement of certain of its operating costs. If, as we expect, the Plan of Liquidation takes up to two years to effect, the Advisor will earn fees and receive reimbursements for a longer period of time than if we were to quickly sell our assets through a merger or portfolio or whole-entity sale. Based on the properties we owned as of the date of this proxy statement, excluding the 76 properties under contract to sell as of the date of this proxy statement, we project that we may pay the Advisor an aggregate of approximately $10.2 million in 2017 and 2018 during the liquidation process, although this estimate may vary significantly based on the timing of asset sales.

In addition, the Advisor may be entitled to disposition fees in connection with the sale of our assets. If the conflicts committee of the board of directors determines that the Advisor or any of its affiliates provides a substantial amount of services in connection with a sale, the Advisor or such affiliate will receive a fee at the closing of the sale equal to 1.0% of the contract sales price of the asset sold. These disposition fees are estimated to be between approximately $18.8 million and $21.3 million, depending upon and correlated to the price we receive for the sale of our assets.

Stock Ownership of the Advisor and Our Executive Officers and Directors

The Advisor owns a total of 20,000 shares of our common stock, for which we estimate it will receive liquidating distributions of between approximately $65,400 and $73,600 in connection with our liquidation. These amounts do not include the amount of any regular quarterly distributions, if any, we may pay during the liquidation process. We do not expect to pay regular quarterly distributions during the liquidation process.

Not including the 20,000 shares owned by the Advisor referenced in the previous sentence, our executive officers and directors own an aggregate of 23,373 shares of our common stock, for which we estimate they will receive aggregate liquidating distributions of between approximately $76,400 and $86,000 in connection with our liquidation. These amounts do not include the amount of any regular quarterly distributions, if any, we may pay during the liquidation process.

Current Litigation Arising from Our Actions in Connection with the Plan of Liquidation

There is currently no litigation arising from our actions in connection with the Plan of Liquidation.

Principal Provisions of the Plan of Liquidation

The following is a brief summary of the material provisions of the Plan of Liquidation. The following summary is qualified in its entirety by reference to the Plan of Liquidation, which we have attached hereto at Annex A and is incorporated by reference into this proxy statement. We encourage you to read the Plan of Liquidation in its entirety.

Pursuant to the Plan of Liquidation we will, among other things, undertake the following:

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dispose of all of our assets, which we expect to accomplish within 24 months after approval of the Plan of Liquidation. Although we currently anticipate that we will sell our assets for cash and our discussion in this proxy statement contemplates that we will receive cash for the sale of our assets, the Plan of Liquidation provides that our assets may be sold for cash, notes or such other assets as may be conveniently liquidated or distributed to stockholders;

•	liquidate and dissolve the Company and distribute the net proceeds from liquidation in accordance with the provisions of the Charter and applicable law;

•	pay or provide for our liabilities and expenses, which may include the purchase of insurance or the establishment of a reserve fund to provide for payment of contingent or unknown liabilities;

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distribute the remaining proceeds of the liquidation to you after the payment of or provision for our liabilities and expenses, in accordance with the Charter and bylaws, and take all necessary or advisable actions to wind-up our affairs;

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if we cannot sell our assets and pay our liabilities within 24 months after your approval of the Plan of Liquidation, or if the board of directors and the Special Committee otherwise determines that it is advisable to do so, we may transfer our remaining assets and liabilities to a liquidating trust and distribute the beneficial interests in the liquidating trust to you; and

•	wind-up our operations and dissolve the Company, all pursuant to the Plan of Liquidation attached hereto at Annex A.

Under the Plan of Liquidation, the board of directors or, if a liquidating trust is established, the trustees of the liquidating trust may modify, amend or abandon the Plan of Liquidation, notwithstanding stockholder approval, to the extent permitted by the MGCL. We do not plan to amend or modify the Plan of Liquidation under circumstances that would require additional stockholder solicitations under the MGCL or the federal securities laws without complying with the MGCL and the federal securities laws.

Liquidating Distributions and Procedures

We currently anticipate paying two or more liquidating distributions to our stockholders. If the Plan of Liquidation is approved by our stockholders, we intend to pay the initial liquidating distribution within one to two months of stockholder approval, with such distribution to be funded from the proceeds from asset sales. We intend to pay the final liquidating distribution to our stockholders no later than 24 months after approval of the Plan of Liquidation, although the timing of this distribution will depend on when we sell our assets. We cannot assure you that the final distribution will be paid within that 24-month period. The aggregate of all liquidating distributions may be less or more than the amounts we anticipate. The actual amounts and times of payment of the liquidating distributions to be paid to you will be determined by the board of directors in its discretion. If you transfer your shares during the liquidation process, the right to receive liquidating distributions will transfer with those shares.

If the Plan of Liquidation Proposal is not approved, the board of directors will consider the best uses of the proceeds from such asset sales, which uses may include paying a special distribution to our stockholders, continuing to pay down debt, paying for capital expenditures related to certain of our real estate properties to reposition such properties or acquiring additional real estate assets.

The Plan of Liquidation gives the board of directors the authority, in its discretion, to determine how best to provide for any unknown or contingent liabilities consistent with Maryland law. We may obtain insurance policies to cover such costs and/or establish a reserve fund out of which to pay such costs. If we establish a reserve fund, we would expect a final liquidating distribution to be paid once the manager of the fund determines that no further claims are likely to be made upon the fund. Such a determination could be made, for example, upon the expiration of the time periods specified in the statutes of limitations applicable to the type of claims that may be made against the fund. If such a reserve fund is created, the final payout of the fund’s assets remaining after payment of claims against the fund to our stockholders may not occur for three or more years following the filing of our Articles of Dissolution.

Liquidating Trust

If all of our assets are not sold or distributed within 24 months after the approval of the Plan of Liquidation by our stockholders, or if unpaid liabilities remain outstanding, we may transfer any assets not sold or distributed, including any reserve fund or other cash on hand, to a liquidating trust. The creation of a liquidating trust may be necessary to avoid losing our status as a REIT after the 24-month period following adoption of the Plan of Liquidation. We may also create a liquidating trust prior to that time and seek relief from the SEC from certain reporting requirements under the Exchange Act (see “ – Reporting Requirements” below) in order to avoid the costs of operating as a public company, or if the board of directors and Special Committee determine that it is otherwise advantageous or appropriate to do so. If we establish a liquidating trust, we would distribute to our stockholders at that time beneficial interests in the liquidating trust in proportion to the number of shares of common stock owned by such holders. The purpose of the liquidating trust that we may establish will be to liquidate any remaining assets on terms satisfactory to the liquidating trustees and, after paying any of our remaining liabilities, distribute the proceeds of the sale of assets formerly owned by us to the holders of the beneficial interests in the liquidating trust. The liquidating trust will be obligated to pay any of our expenses and liabilities that remain unsatisfied. Approval of the Plan of Liquidation will constitute the approval by our stockholders of (i) the establishment of a liquidating trust, (ii) the board of directors’ appointment of one or more individuals, who may or may not be former members of the board of directors or officers, or corporate persons, including the Advisor, to act as trustee or trustees, and (iii) the terms of any declaration of trust adopted by the board of directors. We expect that beneficial interests in the liquidating trust will not be freely transferable. Therefore, the recipients of beneficial interests in the liquidating trust will not realize any value from these beneficial interests unless and until the liquidating trust distributes cash or other assets to them, which will be solely in the discretion of the trustees.

Any plan to transfer assets to a liquidating trust is only a contingency plan. Therefore, the board of directors has not determined the detailed terms or structure for a liquidating trust. The characteristics of any liquidating trust will be determined by the board of directors at a future date depending on factors such as the number and value of assets to be held by the liquidating trust and the number of holders of beneficial interests in the liquidating trust.

Dissolution

The Plan of Liquidation authorizes our officers, when appropriate, to file Articles of Dissolution and to take any other appropriate and necessary action to dissolve the Company under Maryland law.

Reporting Requirements

Whether or not the Plan of Liquidation is approved, we have an obligation to continue to comply with the applicable reporting requirements of the Exchange Act, even if compliance with such reporting requirements is economically burdensome. Moreover, even if the Reporting Proposal is approved and the Charter would no longer require us to provide audited financial statements to our stockholders, any decision by the Company to cease providing audited financial statements to our stockholders would need to be approved by the board of directors or, if a liquidating trust is established, the trustees of the liquidating trust, and would require that the SEC grant us relief from certain reporting requirements under the Exchange Act. If the Plan of Liquidation is approved, after filing our Articles of Dissolution, in order to curtail expenses, we expect to seek relief from the SEC from certain reporting requirements under the Exchange Act (other than with respect to the filling of current reports on Form 8-K). There can be no assurances that such relief will be granted by the SEC.

Our Common Stock

We currently intend to close our stock transfer books on the dissolution date and at such time cease recording stock transfers.

Our common stock is not currently listed on a stock exchange.

We intend to make a public announcement of the anticipated filing date of the Articles of Dissolution at least three business days in advance of the filing.

Regulatory Approvals

No United States federal or state regulatory requirements must be complied with or approvals obtained in connection with the Plan of Liquidation, other than the requirements of the MGCL.

Appraisal Rights

Under Maryland law, our stockholders are not entitled to appraisal rights or to any similar rights of dissenters for their shares of our common stock in connection with the transactions contemplated by the Plan of Liquidation.

Vote Required

With regard to the Plan of Liquidation Proposal, your vote may be cast “FOR” or “AGAINST” the proposal, or you may “ABSTAIN” from voting on the proposal. Under the Charter, the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the Plan of Liquidation Proposal is required for approval of the Plan of Liquidation Proposal. Because of this majority vote requirement, “ABSTAIN” votes and broker non-votes will have the effect of a vote against the Plan of Liquidation Proposal.

The appointed proxies will vote your shares of common stock as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR the Plan of Liquidation Proposal.

Whether or not you plan to attend the annual meeting and vote in person, we urge you to have your vote recorded. Stockholders have the following three options for submitting their votes by proxy: (i) via the Internet, (ii) by telephone or (iii) by mail, using the enclosed proxy card. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF

THE PLAN OF LIQUIDATION PROPOSAL.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

The following discussion summarizes the material United States federal income tax considerations that may be relevant to you from the transactions described in this proxy statement. This discussion is based on the laws, regulations (whether final, temporary or proposed), rulings and judicial decisions now in effect, all of which are subject to change, and some of which may have retroactive effect. We have not sought any ruling from the IRS with respect to the statements made and the conclusions reached in this discussion, and there can be no assurance that the IRS will agree with all of such statements and conclusions. This discussion assumes that we have qualified at all times throughout our existence, and will continue to qualify until our liquidation, as a real estate investment trust, or, REIT for United States federal income tax purposes. The following discussion is not exhaustive of all possible tax considerations. This summary neither gives a detailed discussion of any state, local or foreign tax considerations nor does it discuss all of the aspects of United States federal income taxation that may be relevant to you in light of your particular circumstances or to certain types of stockholders (including insurance companies, tax-exempt entities, financial institutions or broker-dealers, foreign corporations or partnerships, and persons who are not citizens or residents of the United States) subject to special treatment under the United States federal income tax laws.

YOU ARE ADVISED TO CONSULT WITH YOUR TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES TO YOU FROM THE TRANSACTIONS DESCRIBED IN THIS PROXY STATEMENT AND YOUR RECEIPT OF DISTRIBUTIONS FROM US IN CONNECTION WITH THE PLAN OF LIQUIDATION.

United States Federal Income Tax Consequences to the Company and Our Stockholders

United States Federal Income Tax Consequences to the Company

For U.S. federal income tax purposes, we are taxed as a REIT under Sections 856 through 860 of the Code. If the Plan of Liquidation is approved by the stockholders, we currently expect that we will continue to qualify as a REIT prior to the final distribution of assets. However, in order for us to continue to qualify as a REIT, we must satisfy a number of asset, income and distribution tests and there can be no assurances that we will be able to satisfy these tests throughout the liquidation process. For example, in order to maintain our REIT status, we must, among other things, continue to derive income from qualified sources, principally rents from real property, interest from mortgages on real property and gains from the sale or exchange of real estate assets. In addition, our principal investments must continue to be in real estate assets. We plan to sell substantially all of our assets if the Plan of Liquidation is approved. Accordingly, there can be no assurances that we will be able to satisfy these tests throughout the liquidation process pursuant to the Plan of Liquidation and the failure to satisfy such tests could cause us to lose our qualification as a REIT. The board of directors has the authority under the Plan of Liquidation to cause us to discontinue our status as a REIT at any time if the board of directors finds it in the best interest of our stockholders to do so.

The Code defines a REIT generally as a corporation, trust or association (i) which is managed by one or more trustees or directors; (ii) the beneficial ownership of which is evidenced by transferable shares, or by transferable certificates of beneficial interest; (iii) which would be taxable as a domestic corporation, but for Code Sections 856 through 860; (iv) which is neither a financial institution nor an insurance company subject to certain provisions of the Code; (v) the beneficial ownership of which is held by 100 or more persons; (vi) during the last half of each taxable year not more than 50% in value of the outstanding stock of which is owned, directly or constructively, by five or fewer individuals (as defined in the Code); and (vii) which meets certain other tests regarding the nature of its income and assets and the amount of its distributions. We believe that we have issued a sufficient number of shares to allow us to satisfy conditions (v) and (vi) above. In addition, the Charter provides for restrictions regarding the transfer and ownership of shares, which restrictions are intended to assist us in continuing to satisfy the share ownership requirements described in (v) and (vi) above.

In order to qualify as a REIT, we are required to distribute dividends (other than capital gain dividends) to our stockholders in an amount at least equal to (i) the sum of (a) 90% of our “REIT taxable income,” computed without regard to the dividends paid deduction (as described below) and excluding our net capital gain, and (b) 90% of our net income (after tax), if any, from foreclosure property, minus (ii) the sum of certain items of noncash income. These distributions must be paid in the taxable year to which they relate, or in the following taxable year if declared before we timely file our tax return for such year and if paid on or before the first regular dividend payment after such declaration. To the extent that we do not distribute all of our net capital gain or distribute at least 90%, but less than 100%, of our “REIT taxable income,” as adjusted, we will be subject to tax thereon at regular ordinary and capital gain corporate tax rates. We may elect to retain and pay taxes on all or a portion of our net long-term capital gains for any taxable year, in which case our stockholders would include in their income as long-term capital gains their proportionate share of such undistributed capital gains. Our stockholders would be treated as having paid their proportionate share of the capital gains tax paid by us, which amounts would be credited or refunded to our stockholders. Furthermore, if we should fail to distribute during each calendar year at least the sum of (i) 85% of our REIT ordinary income for such year, (ii) 95% of our REIT capital gain income for such year, and (iii) any undistributed taxable income from prior periods, we would be subject to a 4% excise tax on the excess of such required distribution over the amounts actually distributed. To the extent possible, we intend to pay timely distributions sufficient to satisfy this annual distribution requirement.

As a REIT, we are generally not subject to federal corporate income tax on the portion of our taxable income or capital gain that we currently distribute to our stockholders in distributions that are eligible for the dividends paid deduction (the “DPD”). We will, however, be subject to tax at normal corporate rates upon any taxable income or capital gain not distributed to our stockholders. Under Code Section 562(b), distributions eligible for the DPD include (i) in the case of amounts distributed in liquidation, the part of such distribution (deducting for such purpose the amount of such distribution equal to the capital and paid-in surplus attributable to the stock with respect to which the distribution is being paid) which is properly chargeable to earnings and profits accumulated after February 28, 1913; and (ii) in the case of a complete liquidation of a corporation occurring within 24 months after the adoption by a corporation of a Plan of Liquidation, any distribution within such period pursuant to such plan to the extent of the earnings and profits (computed without regard to capital losses) of such corporation for the taxable year in which such distribution is paid. In addition, under Code Section 562(e), in the case of a REIT, in determining the amount of dividends under Code Section 316 for purposes of computing the DPD, the earnings and profits of such REIT are increased for any taxable year by the total amount of gain, if any, on the sale or exchange of real property by the REIT during such taxable year.

So long as we continue to qualify as a REIT, any net gain from “prohibited transactions” will be subject to a 100% tax. “Prohibited transactions” are sales of property held primarily for sale to customers in the ordinary course of a trade or business. The prohibited transactions tax is intended to prevent a REIT from retaining any profit from the sales of properties held primarily for sale to customers in the ordinary course of business. The Code provides for a “safe harbor” which, if all its conditions are met, would protect a REIT’s property sales from being considered prohibited transactions. Whether a real estate asset is property held primarily for sale to customers in the ordinary course of a trade or business is a highly factual determination. We believe that all of our properties are held for investment and the production of rental income, and that none of the sales of our properties will constitute a prohibited transaction. We do not believe that the sales of the Company’s properties pursuant to the Plan of Liquidation should be subject to the prohibited transactions tax. However, due to the anticipated sales volume and other factors, the contemplated sales may not qualify for the protective safe harbor. There can, however, be no assurances that the IRS will not successfully challenge the characterization of properties we hold for purposes of applying the prohibited transaction tax.

We expect to completely liquidate within 24 months after the adoption of the Plan of Liquidation, in which case any liquidating distributions that we pay to our stockholders within such 24-month period pursuant to such Plan of Liquidation will, to the extent of our earnings and profits, computed without regard to our capital losses, for the taxable year in which any such distributions are paid, be treated as dividends for purposes of computing our DPD. For this purpose, for the taxable year in which we pay the liquidating distributions to our stockholders, our earnings and profits will include any gain resulting from the sale of our assets. As a result, and provided that we continue to qualify as a REIT, we believe that we will not be subject to U.S. federal corporate income tax on gain recognized in connection with liquidating sales of its assets, nor will we be subject to U.S. federal corporate income tax on gains realized upon a liquidating distribution of any of our appreciated assets.

If we are unable to dispose of all of our assets within 24 months after adoption of the Plan of Liquidation or if it is otherwise advantageous or appropriate to do so, the board of directors may establish a liquidating trust to which we could distribute in kind our unsold assets. Even if all of our assets were disposed of within such period, the board of directors may decide to establish a liquidating trust to retain cash reserves beyond such 24-month period to meet any contingent liabilities. Under the Code, a trust will be treated as a liquidating trust if it is organized for the primary purpose of liquidating and distributing the assets transferred to it, and if its activities are all reasonably necessary to and consistent with the accomplishment of that purpose. However, if the liquidation is prolonged or if the liquidation purpose becomes so obscured by business activities that the declared purpose of the liquidation can be said to be lost or abandoned, the trust will no longer be considered a liquidating trust. Although neither the Code nor the Treasury regulations thereunder provide any specific guidance as to the length of time a liquidating trust may last, the IRS’s guidelines for issuing rulings with respect to liquidating trust status call for a term not to exceed three years, which period may be extended to cover the collection of installment obligations. If we establish a liquidating trust, we intend to comply with such IRS guidelines.

An entity classified as a liquidating trust may receive assets, including cash, from the liquidating entity without incurring any tax. The liquidating trust will be treated as a grantor trust, and accordingly, will not be subject to tax on any income or gain recognized by it. For tax consequences of transfers made to the liquidating trust, see “—United States Federal Income Tax Consequences to our U.S. Stockholders” below. If the liquidating trust fails to qualify as such, its treatment for U.S. federal income tax purposes will depend, among other things, upon the reasons for its failure to so qualify. If the liquidating trust fails to qualify as a grantor trust because the liquidation is considered to have been unreasonably prolonged or the liquidation purpose has become so obscured by business activities that the declared purpose of liquidation is considered to have been lost or abandoned, then the liquidating trust will most likely be treated as a partnership. Partnership status, however, would require that the liquidating trust avoid being classified as a publicly traded partnership, which among other things may require that beneficial interests in the trust not be transferable. If formed, we expect that the beneficial interests in the liquidating trust will not be freely transferable. If the liquidating trust were classified as a publicly traded partnership, the liquidating trust itself would be subject to tax, and stockholders could also be subject to tax upon the receipt of certain distributions from the liquidating trust. If the liquidating trust were classified as a partnership for U.S. federal income tax purposes, it is likely that the tax consequences to the stockholders as a result of owning beneficial interests in the liquidating trust would not differ materially from the tax consequences to the stockholders if the liquidating trust was classified as a grantor trust. If the liquidating trust were classified as a corporation, the liquidating trust itself would be subject to tax and stockholders could also be subject to tax upon the receipt of certain distributions from the liquidating trust. If the board of directors elects to use a liquidating trust, it is anticipated that every effort will be made to ensure that the trust will be classified as a grantor trust for U.S. federal income tax purposes.

United States Federal Income Tax Consequences to U.S. Stockholders

For purposes of this discussion, a “U.S. Stockholder” is a beneficial owner of our shares that is (i) an individual citizen or resident of the United States, (ii) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, organized under the laws of the United States or any state of the United States (or the District of Columbia), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, (iv) certain tax-exempt entities, including individual retirement accounts, or (v) a trust if (a) both: (1) a U.S. court is able to exercise primary supervision over the administration of the trust, and (2) one or more U.S. persons have the authority to control all substantial decisions of the trust, or (b) the trust was in existence on August 20, 1996, was treated as a domestic trust on August 19, 1996, and was eligible to elect, and validly elected, to be treated as a domestic trust. A “Non-U.S. Stockholder” is any beneficial owner of our shares other than a U.S. Stockholder or a partnership or other entity treated as a partnership for U.S. federal income tax purposes. If a partnership, or entity treated as a partnership for U.S. federal income tax purposes, holds our shares, the tax treatment of a partner will generally depend upon the status of the partner and upon the activities of the partnership.

Stockholders may receive one or more liquidating distributions as a result of the dissolution. The amount of any distribution should be applied first to reduce a stockholder’s tax basis in his, her or its shares of our common stock, but not below zero. If the amount of the distributions is less than the stockholder’s tax basis in his, her or its shares of our common stock, the stockholder will generally recognize a loss. This loss, however, will not be recognized until the taxable year in which the final distribution is received by the stockholder. As it is anticipated that the Plan of Liquidation will take two years to effect, it is likely any such loss would not be expected to be recognizable until the 2018 taxable year. Note that if the board of directors decides to establish a liquidating trust, the distribution to stockholders of beneficial interests in the liquidating trust will constitute the final liquidating distribution for these purposes. The amount of the distributions in excess of a stockholder’s tax basis in his, her or its shares of our common stock will be gain, and should be recognized in the year the distribution is received.

The gain or loss will be a capital gain or loss, assuming that the shares of our common stock are held as a capital asset (generally, property held for investment). A capital gain or loss will be long-term with respect to stock that has been held by a stockholder for more than one year. U.S. Stockholders who are individuals, estates or trusts may be subject to an additional 3.8% Medicare tax on their gain from the liquidation, and should consult their tax advisors concerning the applicability of this tax. There are limitations on the deductibility of capital losses, including that net capital losses may offset only capital gains and up to $3,000 of ordinary income per year in the case of individuals, and may only offset capital gains in the case of corporations. Individuals may carry forward any unused net capital losses indefinitely. Long-term capital gain realized by a stockholder that is an individual, estate or trust is generally taxed as preferential rates.

Tax-exempt stockholders, including employee pension benefit trusts and individual retirement accounts, generally are exempt from U.S. federal income taxation. These entities are subject to taxation, however, on any “unrelated business taxable income” (“UBTI”), as defined in the Code. A full discussion of the consequences of tax-exempt and Non-U.S. Stockholders of using a liquidating trust is beyond the scope of this proxy statement and any such stockholder is urged to consult its own tax advisors regarding the federal, state and local income and other tax consequences of their receipt of liquidating distributions from us.

If the board of directors decides to establish a liquidating trust, as discussed above, the distribution of beneficial interests in the liquidating trust will be treated as a distribution in liquidation of the U.S. Stockholder’s shares of our common stock. Accordingly, each stockholder will be treated as having received a liquidating distribution equal to his, her or its share of the amount of cash and the fair market value of any asset transferred to the liquidating trust. At that time, expected to be the 2018 taxable year, recognizable loss will be triggered. This loss will be subject to certain limitations and carryforward rules as discussed above. After such distribution, our stockholders will be beneficiaries of such liquidating trust and be treated as the owner of his, her or its pro rata portion of each asset, including cash, received by and held by the liquidating trust. Each stockholder will recognize gain to the extent such value is greater than his, her or its basis in shares notwithstanding that he, she or it may not currently receive a distribution of cash or any other assets with which to satisfy the resulting tax liability.

The liquidating trustee will file tax returns for the liquidating trust and will send to each stockholder a separate statement setting forth the stockholder’s share of items of income, gain, loss, deduction and credit. In addition, each stockholder will be required to take into account in computing his, her or its taxable income a pro rata share of each item of income, gain and loss of the liquidating trust, which may create additional U.S. tax compliance requirements and/or payments for tax-exempt stockholders and Non-U.S. Stockholders. An individual stockholder who itemizes deductions may deduct his, her or its pro rata share of fees and expenses of the liquidating trust only to the extent that such amount, together with the stockholder’s other miscellaneous deductions, exceeds 2% of his, her or its adjusted gross income. A stockholder will also recognize taxable gain or loss when all or part of his, her or its pro rata portion of an asset is disposed of for an amount greater or less than his, her or its pro rata portion of the fair market value of such asset at the time it was transferred to the liquidating trust. Any such gain or loss will be capital gain or loss so long as the stockholder holds his, her or its interest in the assets as a capital asset.

Our stockholders will receive an applicable IRS Form 1099 for the receipt of liquidating distributions received from us.

United States Federal Income Tax Consequences to Non-U.S. Stockholders

The rules governing United States federal income taxation of Non-U.S. Stockholders are complex, and no attempt will be made in this proxy statement to provide more than a limited summary of such rules. A Non-U.S. Stockholder should consult with his, her or its own tax advisor to determine the impact of United States federal, state and local income tax laws with regard to the Plan of Liquidation and each Non-U.S. Stockholder’s receipt of liquidating distributions from us. Accordingly, this discussion does not address all aspects of United States federal income taxation, nor state, local or foreign tax consequences (including treaty benefits, if any, that may be available in certain instances), that may be relevant to a Non-U.S. Stockholder in light of his, her or its particular circumstances.

United States Federal Income Tax Consequences to Non-U.S. Stockholders Under The Foreign Investment In Real Property Tax Act of 1980 (“FIRPTA”)

In general, Section 897 of the Code requires a Non-U.S. Stockholder that disposes of a “United States real property interest,” or USRPI, to treat any gain or loss from such disposition as gain that is effectively connected with the conduct of a trade or business within the United States or as loss that is allocable to such gain. A USRPI includes an interest in real property located in the United States and any interest other than that of a creditor in a domestic corporation that is a “United States real property holding corporation.”

As discussed above, we currently contemplate that we will continue to qualify as a REIT prior to the final distribution of assets. Accordingly, the FIRPTA provisions governing distributions from REITs treat, for U.S. federal income tax purposes, the liquidation as a liquidating distribution from us to Non-U.S. Stockholders of the net proceeds from liquidation. The IRS has taken the position in Notice 2007-55 that the FIRPTA provisions governing distributions from REITs apply to the extent liquidating distributions are attributable to gain from the sale of USRPIs, except under limited circumstances which are inapplicable here. Non-U.S. Stockholders should consult their tax advisors regarding the application of those provisions.

The IRS stated in Notice 2007-55 that REIT liquidating distributions are subject to tax under Code Section 897(h)(1) to the extent attributable to gain from the sale of USRPIs. Thus, under Notice 2007-55, the liquidating distributions received by a Non-U.S. Stockholder are subject to tax under FIRPTA as a distribution to the extent they are attributable to gain from the sale of our real estate assets. If the distributions were taxed under FIRPTA, the gain recognized by a Non-U.S. Stockholder generally would be subject to U.S. federal income tax on a net basis to the extent attributable to gain from the sale of our real estate assets, and a corporate Non-U.S. Stockholder could also be subject to the branch profits tax on such FIRPTA gain. Accordingly, we intend to withhold U.S. federal income tax at a rate of 35% from the portion of the liquidating distributions that are, or are treated as, attributable to gain from the sale of USRPIs and paid to a Non-U.S. Stockholder.

A Non-U.S. Stockholder may be entitled to a refund or credit against the holder’s United States tax liability, if any, with respect to any amount withheld pursuant to FIRPTA, provided that the required information is furnished to the IRS on a timely basis. Non-U.S. Holders should consult their tax advisor regarding withholding tax considerations.

There are recently enacted exceptions to taxation under FIRPTA which are summarized in this proxy statement. Pursuant to recently enacted legislation referred to as the Protecting Americans from Tax Hikes Act of 2015 (the “PATH Act”), effective after December 18, 2015, certain Non-U.S. Stockholders that meet certain specific requirements to be treated as “qualified foreign pension funds” are exempted from FIRPTA and applicable withholding. This exemption would generally apply to dispositions of our shares, or distributions attributable to gain from the sale of a USRPI. In addition, under the PATH Act shares of a REIT held by certain Non-U.S. Stockholders that meet certain specific requirements of a “qualified shareholder” will not be treated as a USRPI, and capital gain dividends from such a REIT will not be treated as gain from the sale of a USRPI, unless a person (other than a “qualified shareholder”) that holds an interest in such qualified shareholders owns, taking into account applicable constructive ownership rules, more than 10% of the shares of the REIT. In general, for these purposes, a “qualified shareholder” is a foreign person which is in a treaty jurisdiction and satisfies certain publicly traded requirements, meets certain specific requirements to be a “qualified collective investment vehicle” and maintains records on the identity of certain 5% owners. The provisions of the PATH Act relating to “qualified shareholders” and “qualified foreign pension funds” are complex. Potential stockholders should consult their own tax advisors with respect to the potential impact of the PATH Act in their particular circumstances.

United States Federal Income Tax Consequences to Non-U.S. Stockholders Other Than Under FIRPTA

Gain recognized by a Non-U.S. Stockholder upon our dissolution and his, her or its receipt of liquidating distributions from us which is not otherwise subject to taxation under FIRPTA will nonetheless be subject to United States federal income tax if (i) the Non-U.S. Stockholder’s investment in his, her or its stock is “effectively connected” with the Non-U.S. Stockholder’s United States trade or business, in which case the Non-U.S. Stockholder will be subject to the same treatment as a U.S. Stockholder with respect to such gain, except that a foreign corporation Non-U.S. Stockholder also may be subject to the 30% branch profits tax; or (ii) an individual Non-U.S. Stockholder is present in the United States for at least 183 days during a three-year period ending in the current calendar year, in which case the individual Non-U.S. Stockholder will be subject to a 30% tax on his or her net capital gains for the taxable year.

FATCA. The Foreign Account Tax Compliance Act (“FATCA”) provisions of the Code and subsequent IRS guidance provide that a 30% withholding tax will be imposed on distributions to a non-U.S. entity if such entity fails to satisfy certain disclosure and reporting rules. In general, these rules require that (i) in the case of a foreign financial entity, the entity identify and provide information in respect of financial accounts held (directly or indirectly) by U.S. persons and U.S.-owned foreign entities, and (ii) in the case of a non-financial foreign entity, the entity identifies and provides information in respect of substantial U.S. owners of such entity. In the event of noncompliance with the FATCA requirements, withholding at a rate of 30% on our liquidating distributions paid to the non-complying Non-U.S. Stockholder which is a foreign financial entity will be required, and such stockholder will be required to seek a refund from the IRS to obtain a refund of any amounts withheld. Non-U.S. Stockholders should consult their tax advisors concerning these rules.

Income Tax Treaties. If a Non-U.S. Stockholder is eligible for treaty benefits under an income tax treaty with the United States, the Non-U.S. Stockholder may be able to reduce or eliminate certain of the U.S. federal income tax consequences discussed above, such as the branch profits tax. Non-U.S. Stockholders should consult their tax advisor regarding possible relief under an applicable income tax treaty.

Backup Withholding and Information Reporting Consequences to Stockholders

Backup withholding (currently at a rate of 28%) may apply to payments made to a U.S. Stockholder in connection with the liquidation unless the U.S. Stockholder (i) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (ii) provides a taxpayer identification number or social security number, certifies under penalties of perjury that such number is correct and that such U.S. Stockholder is not subject to backup withholding or otherwise complies with the applicable requirements of the backup withholding rules, which generally may be done by providing us with a properly completed and signed IRS Form W-9. Individual U.S. Stockholders who do not provide us with their correct taxpayer identification number may be subject to penalties imposed by the IRS. We may also be required to withhold on liquidating distributions paid to any U.S. Stockholders who fail to certify their non-foreign status.

If you are a Non-U.S. Stockholder, liquidating distributions paid to you may be subject to backup withholding tax unless such stockholder establishes an exemption, for example, by properly certifying its non-U.S. status on an IRS Form W-8BEN, W-8BEN-E or other applicable version of IRS Form W-8. If a Non-U.S. Stockholder is subject to backup or other United States federal income tax withholding, then the applicable withholding agent will be required to withhold the appropriate amount with respect to a deemed or constructive distribution, even though there is insufficient cash from which to satisfy the withholding obligation. To satisfy this withholding obligation, the applicable withholding agent may collect the amount of United States federal income tax required to be withheld by reducing to cash for remittance to the IRS a sufficient portion of the property that the stockholder would otherwise receive or own, and the stockholder may bear brokerage or other costs for this withholding procedure.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from a payment to you generally will be allowed as a refund or a credit against your U.S. federal income tax liability as long as you provide the required information to the IRS in a timely manner.

State and Local Taxes

Our stockholders may be subject to state or local taxation in various state or local jurisdictions, including those in which they transact business or reside. The state and local tax treatment of our stockholders may not conform to the United States federal income tax consequences discussed above. Consequently, stockholders should consult their own tax advisors regarding the effect of state and local tax laws on the transactions described in this proxy statement and on the receipt of the liquidating distributions from us.

PROPOSAL 2. THE CHARTER AMENDMENT PROPOSALS

At the annual meeting, you and the other stockholders will vote on the Charter Amendment Proposals.

Summary Reason for the Charter Amendment Proposals

The board of directors believes that it would be advisable and in our best interest to amend the Charter. Because shares of our common stock are not listed on a national securities exchange, we were required to register our initial public offering with the state securities administrators in each state in which we desired to offer securities for sale. In offerings that are subject to their regulation, most states hold real estate investment trusts to the standards set forth in the Statement of Policy Regarding Real Estate Investment Trusts promulgated by the North American Securities Administrators Association, Inc. (the “NASAA REIT Guidelines”). As a result, the Charter includes a number of limitations and requirements that are imposed by the NASAA REIT Guidelines. As we ceased raising capital in our primary public offering in May 2008 and do not intend to raise capital publicly as an unlisted company in the future, it is not necessary that the Charter conform to the requirements of the NASAA REIT Guidelines.

Principal Changes

On October 5, 2016, the board of directors adopted a resolution to recommend that our stockholders approve each of the Charter Amendment Proposals. The following discussions summarize the principal changes we are asking our stockholders to approve in connection with the Charter Amendment Proposals. These summary descriptions are qualified in their entirety by the complete text of Amendment No. 1 to the Charter (the “Charter Amendment”), which is attached hereto at Annex C-1. A marked version showing the proposed changes to the applicable sections of the Charter is attached hereto at Annex C-2.

Except as noted below, if approved by our stockholders at the annual meeting, the amendments reflected in the Charter Amendment will be effected by our filing of the Charter Amendment with the SDAT, and each will become effective upon filing and acceptance of record by the SDAT. If approved, we plan to file the Charter Amendment immediately following the stockholder vote on the Charter Amendment Proposals. If any of the Indemnification Proposal, the Reporting Proposal or the Roll-Up Definition Proposal is not approved by our stockholders, we will omit the proposed changes with respect to any proposal not approved from the Charter Amendment prior to filing with the SDAT, and such changes will not become part of the amended Charter.

Proposal 2A. The Indemnification Proposal

The Charter provides for exculpation of our present and former directors and officers, and provides for indemnification of our present and former directors and officers and the Advisor and its affiliates. However, the Charter contains the following conditions on our ability to indemnify and exculpate our present and former directors and the Advisor and its affiliates consistent with the conditions set forth in the NASAA REIT Guidelines, which conditions had previously been required by state securities administrators in connection with our initial public offering or that related to such required provisions:

•	the person seeking indemnification must have determined, in good faith, that the course of conduct that caused the loss or liability was in our best interest;

•	the person seeking indemnification must have been acting on our behalf or performing services for us; and

•

the liability or loss must not have been the result of negligence or misconduct on the part of the person seeking indemnification, except that if the person seeking indemnification is or was an independent director, the liability or loss must not have been the result of gross negligence or willful misconduct.

In addition, the Charter currently provides that we may not indemnify any present or former director or the Advisor or any of its affiliates or any person acting as a broker-dealer for losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions is met:

•	there has been a successful adjudication on the merits of each count involving alleged material securities law violations;

•	the claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or

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a court of competent jurisdiction approves a settlement of the claims against the indemnitee and finds that indemnification of the settlement and related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and the published position of any state securities regulatory authority of a jurisdiction in which our securities were offered or sold as to indemnification for securities law violations.

Finally, as required by the NASAA REIT Guidelines, the Charter currently provides that we may pay or reimburse reasonable legal expenses and other costs incurred by a present or former director or the Advisor or its affiliates in advance of final disposition of a proceeding only if (in addition to the procedures required by the MGCL) all of the following conditions are satisfied:

•	the legal proceeding relates to acts or omissions with respect to the performance of duties or services on our behalf;

•

the legal proceeding is initiated by a third party who is not a stockholder or, if by a stockholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and

•

the person seeking indemnification undertakes to repay us the advanced funds, together with interest at the applicable legal rate of interest, if it is ultimately determined that the person seeking indemnification is not entitled to indemnification.

In order to retain and recruit the most qualified directors and officers, we are proposing to remove these conditions and limitations and instead provide that we shall exculpate and indemnify our present and former directors and officers to the maximum extent permitted by Maryland law. Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of directors and officers to the corporation and its stockholders for money damages, except for liability resulting from:

•	actual receipt of an improper benefit or profit in money, property or services; or

•	active and deliberate dishonesty established by a final judgment and which is material to the cause of action.

Maryland law also permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that:

•	the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty;

•	the director or officer actually received an improper personal benefit in money, property or services; or

•	in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon receipt of:

•	a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification; and

•	a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.

These amended provisions will provide our present and former directors and officers with broader and more comprehensive exculpation and indemnification rights. We believe exculpation and indemnification to the maximum extent permitted by the MGCL is appropriate because we can only act through our directors and officers. Hence, when they act in their capacity as directors and officers, our directors and officers are acting for and on behalf of the Company and not for their own account. Moreover, in the absence of exculpation and indemnification, we would be shifting the risks from those actions onto our directors and officers while internalizing the benefits from them. The market for talented and experienced nominees to stand for election as director and executives to serve as officers is competitive. Although we have not yet encountered difficulty in attracting qualified director nominees or officers, it is possible that in the future the best candidates will be attracted by other companies that do not have exculpation and indemnification conditions and limitations as onerous as those that were originally included in the Charter from the NASAA REIT Guidelines.

In connection with the aforementioned revisions, we are also proposing to remove the limitations on advancements to our present and former directors for legal and other expenses and costs. We believe these changes are appropriate in connection with the proposed removal of conditions and limitations on exculpation and indemnification of directors as described above. To be most effective, we believe that the ability to advance expenses under the Charter should follow the MGCL as do the proposed exculpation and indemnification provisions discussed above. Otherwise, the limitations on advancement of expenses in the Charter may diminish a present or former director’s financial ability to defend against claims and losses for which the Company may ultimately be financially responsible if the Charter is amended pursuant to the Indemnification Proposal. Under the MGCL, a director or officer who seeks advancement of expenses must undertake to repay any amount advanced by the Company if it is ultimately determined that the director’s or officer’s action or omission did not meet the standards for indemnification.

In addition, the removal of the provisions referenced above will allow the Company, pursuant to the advisory agreement, to exculpate and indemnify the Advisor and its affiliates, including their respective officers, directors, equity holders, partners and employees, from all liability, claims, damages or losses arising in the performance of their duties under the terms of the advisory agreement, and related expenses, including reasonable attorneys’ fees, to the extent such liability, claims, damages or losses and related expenses are not fully reimbursed by insurance. In connection with the aforementioned revisions, we are also proposing to remove the limitations on advancements to the Advisor and its affiliates for legal and other expenses and costs. These amended provisions will provide the Advisor and its affiliates with broader and more comprehensive exculpation and indemnification rights and provide the Company broader ability to advance expenses for legal and other expenses and costs to the Advisor and its affiliates to assist them in defending against claims for which the Company may ultimately be financially responsible if the Charter is amended pursuant to the Indemnification Proposal. We believe these changes will further incentivize the Advisor to continue to provide the services to the Company under the advisory agreement throughout the liquidation process.

Although we believe that these changes will improve our ability to retain and attract qualified directors and officers, the Indemnification Proposal does increase the risk that we and our stockholders will not be able to recover monetary damages from our directors if they fail to meet the statutory standard of conduct or from our officers if they fail to satisfy their duties under Maryland law. In addition, the Indemnification Proposal would allow for indemnification of our present and former directors and officers and the Advisor and its affiliates in circumstances where indemnification is currently conditioned or limited by the Charter. The reduced ability to recover from present and former directors and officers and the increased right to indemnification would be true not only for their future acts or omissions but also for acts or omissions that occurred prior to the date of the Charter Amendment. The Indemnification Proposal also increases the risk that we will incur significant defense costs that would otherwise have to be borne by our present and former directors and officers and the Advisor or its affiliates.

Summary of Specific Changes

Listed below, in summary form, is the specific change that will be made to the Charter if the Indemnification Proposal is approved by our stockholders at the annual meeting. Please see the marked version of the applicable section of the Charter attached hereto at Annex C-2, which reflects all of the proposed amendments to the Charter.

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The amendment and restatement of Article XII to provide for the (i) expansion of our exculpation and indemnification of our present and former directors and officers to the maximum extent permitted by Maryland law; (ii) the expansion of our obligation to advance defense expenses to a present or former director or officer to the maximum extent permitted by Maryland law; and (iii) the elimination of conditions and limits on our ability to exculpate and indemnify the Advisor and its affiliates or advance defense expenses to the Advisor and its affiliates.

Proposal 2B. The Reporting Proposal

If approved, the Reporting Proposal would specifically remove from the Charter the NASAA REIT Guidelines requirement, which requirement had previously been required by state securities administrators in connection with our initial public offering or that related to such required provisions, to prepare an annual report for stockholders each year with the following information:

•	financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) that are audited and reported on by independent certified public accountants;

•	the ratio of the costs of raising capital during the year to the capital raised;

•	the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and its affiliates by us or third parties doing business with us during the year;

•	our total operating expenses for the year stated as a percentage of our average invested assets and as a percentage of our net income;

•	a report from the conflicts committee that our policies are in the best interest of our common stockholders and the basis for such determination; and

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a separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving us and the Advisor, a director or any affiliate thereof during the year, which disclosure would be examined and commented upon in the report by the conflicts committee with regard to the fairness of such transactions.

However, until our liquidation and dissolution is complete, we have an obligation to continue to comply with the applicable reporting requirements of the Exchange Act, even if compliance with these reporting requirements is economically burdensome. Moreover, even if the Reporting Proposal is approved and the Charter would no longer require us to provide audited financial statements to our stockholders, any decision by the Company to cease providing audited financial statements to our stockholders would need to be approved by the board of directors or, if a liquidating trust is established, the trustees of the liquidating trust, and would require that the SEC grant us relief from certain reporting requirements under the Exchange Act. If the Plan of Liquidation is approved, in order to curtail expenses, we intend, after filing our Articles of Dissolution, to seek relief from the SEC from certain reporting requirements under the Exchange Act. We anticipate that, if such relief is granted, we would continue to file current reports on Form 8-K to disclose material events relating to our liquidation and dissolution, along with any other reports that the SEC might require, but would discontinue filing annual and quarterly reports on Forms 10-K and 10-Q. However, the SEC may not grant any such relief. To the extent that we delay filing the Articles of Dissolution or if the SEC does not grant such relief, we would be obligated to continue complying with the applicable reporting requirements of the Exchange Act.

Summary of Specific Change

Listed below, in summary form, is the specific change that will be made to the Charter if the Reporting Proposal is approved by our stockholders at the annual meeting. Please see the marked version of the applicable section of the Charter attached hereto at Annex C-2, which reflects all the proposed amendments to the Charter.

•	Deletion of Section 11.9 regarding the preparation and delivery of specific reports to stockholders.

Proposal 2C. The Roll-Up Definition Proposal

As required by the NASAA REIT Guidelines, Section 9.14 of the Charter imposes procedural protections relating to “roll-up transactions,” which are generally defined as transactions involving the acquisition, merger, conversion or consolidation, either directly or indirectly, of the Company and the issuance of securities of another entity to the stockholders of the Company. Among other protections, an appraisal of the Company’s assets as of a date immediately prior to the announcement of the proposed roll-up transaction must be obtained from an independent expert in connection with any roll-up transaction. Stockholders who vote against any proposed roll-up transaction must be given the choice of (i) accepting the securities of the roll-up entity or (ii) either (a) remaining as stockholders of the Company and preserving their interests therein on the same terms and conditions as existed previously, or (b) receiving cash in an amount equal to their proportionate share of the appraised value of the Company. In addition, we are prohibited from participating in any proposed roll-up transaction in which certain stockholder rights in the roll-up entity such as voting and access to records are less than those currently provided to our stockholders. Further, if the roll-up transaction is not approved by the stockholders, the costs of the roll-up transaction may not be borne by us.

If the distribution of beneficial interests in a liquidating trust were deemed to be a “roll-up transaction” under the Charter, we might not be able to distribute interests in a liquidating trust because, among other reasons, we might not be able to offer stockholders the choice described above, i.e., we could not offer the choice to remain a stockholder in the Company as the Company would be dissolving and we might not have the ability to offer stockholders cash in an amount equal to their proportionate share of our appraised value. Thus, we recommend an amendment to the Charter to make clear that the distribution of interests in a liquidating trust pursuant to a plan of liquidation would not be deemed a “roll-up transaction.”

Summary of Specific Change

Listed below, in summary form, is the specific change that will be made to the Charter if the Roll-Up Definition Proposal is approved by our stockholders at the annual meeting. Please see the marked version of the applicable section of the Charter attached hereto at Annex C-2, which reflects all the proposed amendments to the Charter.

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Adding the following exclusion from the definition of a “Roll-up Transaction” in Article IV: “a transaction involving the issuance of interests in a liquidating trust pursuant to a plan of liquidation.”

Vote Required

With regard to the Charter Amendment Proposals, your vote may be cast “FOR” or “AGAINST” each of the Indemnification Proposal, the Reporting Proposal and the Roll-Up Definition Proposal, or you may “ABSTAIN” from voting on each of the proposals. Under the Charter, an affirmative vote of a majority of all of the shares of common stock entitled to vote on each of the Charter Amendment Proposals is required for approval of the Charter Amendment Proposals. Because of this majority vote requirement, “ABSTAIN” votes and broker non-votes will have the effect of a vote against each of the Charter Amendment Proposals.

The appointed proxies will vote your shares of common stock as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR each of the Charter Amendment Proposals.

Whether or not you plan to attend the annual meeting and vote in person, we urge you to have your vote recorded. Stockholders have the following three options for submitting their votes by proxy: (i) via the Internet, (ii) by telephone or (iii) by mail, using the enclosed proxy card. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF

EACH OF THE CHARTER AMENDMENT PROPOSALS.

CERTAIN INFORMATION ABOUT MANAGEMENT

The Board of Directors

We operate under the direction of the board of directors. The board of directors oversees our operations and makes all major decisions concerning our business. During 2015, the board of directors held nine meetings and one joint meeting with the conflicts committee. For biographical information regarding our directors, see “ – Executive Officers and Directors” below.

There are three committees of the board of directors: the audit committee, the conflicts committee and the Special Committee. Information regarding the audit committee and the conflicts committee is set forth below.

Board Leadership Structure

The board of directors is composed of two of our sponsors, Messrs. Schreiber and McMillan, and three independent directors. The board composition and the corporate governance provisions in the Charter ensure strong oversight by independent directors. The board of directors’ three committees, the audit committee, the conflicts committee and the Special Committee, are composed entirely of independent directors. Our company is led by Mr. Schreiber, who has served as Chairman of the Board and our Chief Executive Officer since our inception in 2005. Although the board of directors has not established a policy on whether the role of Chairman of the Board and Chief Executive Officer should be combined, in practice the board of directors has found that having a combined Chairman of the Board and Chief Executive Officer role allows for more productive board meetings. As Chairman of the Board, Mr. Schreiber is responsible for leading board meetings and meetings of stockholders, generally setting the agendas for board meetings (subject to the requests of other directors) and providing information to the other directors in advance of meetings and between meetings. Mr. Schreiber’s direct involvement in the Company’s operations makes him best positioned to lead strategic planning sessions and determine the time allocated to each agenda item in discussions of our short- and long-term objectives. As a result, the board of directors currently believes that maintaining a structure that combines the roles of Chairman of the Board and Chief Executive Officer is the appropriate leadership structure for our company. We do not currently have a policy requiring the appointment of a lead independent director as all of our independent directors are actively involved in board meetings.

The Role of the Board of Directors in our Risk Oversight Process

Our executive officers and the Advisor are responsible for the day-to-day management of risks the Company faces, while the board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. No less than quarterly, the entire board of directors reviews information regarding the Company’s liquidity, credit, operations, regulatory compliance and compliance with covenants in our material agreements, as well as the risks associated with each. In addition, each year the board of directors reviews significant variances between our current portfolio business plan and our original underwriting analysis and each quarter the directors review significant variances between our current results and our projections from the prior quarter, review all significant changes to our projections for future periods and discuss risks related to our portfolio. The audit committee oversees risk management in the areas of financial reporting and internal controls. The conflicts committee manages risks associated with the independence of the independent directors and potential conflicts of interest involving the Advisor and its affiliates. Although both of these committees are responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through committee reports about such risks as well as through regular reports directly from the executive officers responsible for oversight of particular risks within the Company.

Director Independence

Although our shares are not listed for trading on any national securities exchange, a majority of the directors, and all of the members of the audit committee, the conflicts committee and the Special Committee, are “independent” as defined by the New York Stock Exchange. The board of directors has affirmatively determined that Hank Adler, Barbara R. Cambon and Stuart A. Gabriel, Ph.D. each satisfies the New York Stock Exchange independence standards. In determining that Professor Gabriel is independent under the New York Stock Exchange independence standards, the board of directors considered that Mr. Bren, one of our executive officers and sponsors, is a founding member of the Richard S. Ziman Center for Real Estate at the UCLA Anderson School of Management, that Professor Gabriel is a Director of the Richard S. Ziman Center for Real Estate and Professor of Finance and Arden Realty Chair at the UCLA Anderson School of Management and that in March 2012, Mr. Bren pledged a gift of $1.25 million to the Richard S. Ziman Center for Real Estate at the UCLA Anderson School of Management. The contribution by Mr. Bren would be made over five years in the amount of $250,000 per year. Because this contribution is to a tax exempt entity and the contribution will not exceed $250,000 in any year, the board of directors determined that this contribution was not material and Professor Gabriel met the New York Stock Exchange independence standards.

The Audit Committee

General

The audit committee’s function is to assist the board of directors in fulfilling its responsibilities by overseeing (i) our accounting and financial reporting processes, (ii) the integrity of our financial statements, (iii) our independent auditors’ qualifications, performance and independence, and (iv) the performance of our internal audit function. The audit committee fulfills these responsibilities primarily by carrying out the activities enumerated in the audit committee charter. The audit committee updated and revised the audit committee charter in August 2016. The audit committee charter is available on our website at www.kbsreit.com.

The members of the audit committee are Hank Adler (chair), Barbara R. Cambon and Stuart A. Gabriel, Ph.D. The board of directors has determined that all of the members of the audit committee are “independent” as defined by the New York Stock Exchange. All members of the audit committee have significant financial and/or accounting experience, and the board of directors has determined that Professor Adler satisfies the SEC’s requirements for an “audit committee financial expert.” During 2015, the audit committee held six meetings.

Independent Registered Public Accounting Firm

During the year ended December 31, 2015, Ernst & Young LLP served as our independent registered public accounting firm and provided certain tax and other services. Ernst & Young has served as our independent registered public accounting firm since our formation. We expect that Ernst & Young representatives will be present at the annual meeting and they will have the opportunity to make a statement if they desire to do so. In addition, we expect that the Ernst & Young representatives will be available to respond to appropriate questions posed by stockholders. The audit committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016. The audit committee may, however, select a new independent registered public accounting firm at any time in the future in its discretion if it deems such decision to be in our best interest. Any such decision would be disclosed to our stockholders in accordance with applicable securities laws.

Pre-Approval Policies

In order to ensure that the provision of such services does not impair the auditors’ independence, the audit committee charter imposes a duty on the audit committee to pre-approve all auditing services performed for us by our independent auditors, as well as all permitted non-audit services. In determining whether or not to pre-approve services, the audit committee considers whether the service is a permissible service under the rules and regulations promulgated by the SEC. The audit committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by our independent auditors, provided any such approval is presented to and approved by the full audit committee at its next scheduled meeting.

For the years ended December 31, 2015 and 2014, all services rendered by Ernst & Young were pre-approved in accordance with the policies and procedures described above.

Principal Independent Registered Public Accounting Firm Fees

The audit committee reviewed the audit and non-audit services performed by Ernst & Young, as well as the fees charged by Ernst & Young for such services. In its review of the non-audit service fees, the audit committee considered whether the provision of such services is compatible with maintaining the independence of Ernst & Young. The aggregate fees billed to us for professional accounting services, including the audit of our annual financial statements by Ernst & Young for the years ended December 31, 2015 and 2014, are set forth in the table below.

	2015	2014
Audit fees	$810,500	$878,500
Audit-related fees	79,000	136,500
Tax fees	381,727	516,418
All other fees	333	399

Total	$1,271,560	$1,531,817

For purposes of the preceding table, Ernst & Young’s professional fees are classified as follows:

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Audit fees – These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by Ernst & Young in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements.

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Audit-related fees – These are fees for assurance and related services that traditionally are performed by independent auditors that are reasonably related to the performance of the audit or review of our financial statements, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, internal control reviews and consultation concerning financial accounting and reporting standards.

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Tax fees – These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state and local tax issues related to due diligence.

•	All other fees – These are fees for any services not included in the above-described categories.

Report of the Audit Committee

The function of the audit committee is oversight of the financial reporting process on behalf of the board of directors. Management has responsibility for the financial reporting process, including the system of internal control over financial reporting, and for the preparation, presentation and integrity of our financial statements. In addition, the independent auditors devote more time and have access to more information than does the audit committee. Membership on the audit committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. Accordingly, in fulfilling their responsibilities, it is recognized that members of the audit committee are not, and do not represent themselves to be, performing the functions of auditors or accountants.

In this context, the audit committee reviewed and discussed the 2015 audited financial statements with management, including a discussion of the quality and acceptability of our financial reporting, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee discussed with Ernst & Young, which is responsible for expressing an opinion on the conformity of those audited financial statements with GAAP, the matters required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board. The audit committee received from Ernst & Young the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young’s communications with the audit committee concerning independence, and discussed with Ernst & Young their independence from us. In addition, the audit committee considered whether Ernst & Young’s provision of non-audit services is compatible with Ernst & Young’s independence.

Based on these reviews and discussions, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the SEC.

October 5, 2016	The Audit Committee of the Board of Directors:
Hank Adler (chair), Barbara R. Cambon, and Stuart A. Gabriel, Ph.D.

The foregoing Report of the Audit Committee shall not be deemed to be “soliciting material” or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under the Exchange Act.

The Conflicts Committee

General

The members of the conflicts committee are Barbara R. Cambon (chair), Hank Adler and Stuart A. Gabriel, Ph.D., all of whom are independent directors. The Charter empowers the conflicts committee to act on any matter permitted under Maryland law if the matter at issue is such that the exercise of independent judgment by directors who are affiliates of the Advisor could reasonably be compromised. Among the duties of the conflicts committee are the following:

•	reviewing and reporting on our policies;

•	approving transactions with affiliates and reporting on their fairness to us;

•	supervising and evaluating the performance and compensation of the Advisor;

•	reviewing our expenses and determining that they are reasonable and within the limits prescribed by the Charter;

•	approving borrowings in excess of the total liabilities limit set forth in the Charter; and

•	discharging the board of directors’ responsibilities relating to compensation.

The primary responsibilities of the conflicts committee are enumerated in the Charter. The conflicts committee does not have a separate committee charter. During 2015, the conflicts committee held seven meetings, one joint meeting with the entire board of directors and acted by unanimous consent on 10 occasions.

Oversight of Executive Compensation

As noted above, the conflicts committee discharges the board of directors’ responsibilities relating to the compensation of our executives. Because we do not have any paid employees and our executive officers do not receive any compensation directly from us, these responsibilities were limited to administering our now-terminated Employee and Independent Director Incentive Stock Plan. As of the date of its termination, October 31, 2015, no awards had been granted under the plan, as the board of directors had adopted a policy that prohibited the granting of any awards of shares of common stock to any person under our now-terminated Employee and Independent Director Stock Plan. Our executive officers have no role in determining the amount or form of executive compensation.

Our executive officers are officers and/or employees of, or hold an indirect ownership interest in, the Advisor, and/or its affiliates and our executive officers are compensated by these entities, in part, for their services to us or our subsidiaries. See “– Certain Transactions with Related Persons” for a discussion of the fees paid to the Advisor and its affiliates.

Our Policy Regarding Transactions with Related Persons

The Charter requires the conflicts committee to review and approve all transactions between us and the Advisor, any of our officers or directors or any of their affiliates. Prior to entering into a transaction with a related party, a majority of the conflicts committee must conclude that the transaction is fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties. In addition, our Code of Conduct and Ethics lists examples of types of transactions with related parties that would create prohibited conflicts of interest and requires our directors and officers to be conscientious of actual and potential conflicts of interest with respect to our interests and to seek to avoid such conflicts or handle such conflicts in an ethical manner at all times consistent with applicable law. Our executive officers and directors are required to report potential and actual conflicts to the Compliance Officer, currently the Advisor’s Chief Audit Executive, via the Ethics Hotline, or directly to the audit committee chair, as appropriate.

Certain Transactions with Related Persons

As described further below, we have entered into agreements with certain affiliates pursuant to which they provide services to us. Messrs. Schreiber, McMillan, Bren and Hall control and indirectly own the Advisor, and the entity that acted as the dealer manager of our public offering, KBS Capital Markets Group LLC. We refer to these individuals as our sponsors. They are also some of our executive officers. All four of our sponsors actively participate in the management and operations of the Advisor. The Advisor has three managers: an entity owned and controlled by Mr. Bren; an entity owned and controlled by Messrs. Hall and McMillan; and an entity owned and controlled by Mr. Schreiber.

Our Relationship with KBS Capital Advisors. Since our inception, the Advisor has provided day-to-day management of our business. Among the services that are provided or have been provided by the Advisor under the terms of the advisory agreement are the following:

•	finding, presenting and recommending to us real estate and real estate-related investment opportunities consistent with our investment policies and objectives;

•	structuring the terms and conditions of our investments, sales and joint ventures;

•	acquiring properties and other investments on our behalf in compliance with our investment objectives and policies;

•	sourcing and structuring our loan originations and acquisitions;

•	arranging for financing and refinancing of our properties and our other investments;

•	entering into leases and service contracts for our properties;

•	supervising and evaluating each property manager’s performance;

•	reviewing and analyzing the properties’ operating and capital budgets;

•	assisting us in obtaining insurance;

•	generating an annual budget for us;

•	reviewing and analyzing financial information for each of our assets and our overall portfolio;

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formulating and overseeing the implementation of strategies for the administration, promotion, management, operation, maintenance, improvement, financing and refinancing, marketing, leasing and disposition of our properties and other investments;

•	performing investor-relations services;

•	maintaining our accounting and other records and assisting us in filing all reports required to be filed with the SEC, the IRS and other regulatory agencies;

•	engaging in and supervising the performance of our agents, including our registrar and transfer agent; and

•	performing any other services reasonably requested by us.

The Advisor is subject to the supervision of the board of directors and only has such authority as we may delegate to it as our agent. The advisory agreement has a one-year term expiring November 8, 2017, subject to an unlimited number of successive one-year renewals upon the mutual consent of the parties. From January 1, 2015 through December 31, 2015 and from January 1, 2016 through the most recent date practicable, which was September 30, 2016, we compensated the Advisor as set forth below.

With respect to investments in real estate, we pay the Advisor a monthly asset management fee equal to one-twelfth of 0.75% of the amount actually paid or allocated to acquire the investment, plus the cost of any subsequent development, construction or improvements to the property. This amount includes any portion of the investment that was debt financed and is inclusive of acquisition fees and expenses related thereto. In the case of investments made through joint ventures, the asset management fee is determined based on our proportionate share of the underlying investment.

With respect to investments in loans and any investments other than real estate, we pay the Advisor a monthly asset management fee calculated, each month, as one-twelfth of 0.75% of the lesser of (i) the amount actually paid or allocated to acquire or fund the loan or other investment (which amount includes any portion of the investment that was debt financed and is inclusive of acquisition or origination fees and expenses related thereto) and (ii) the outstanding principal amount of such loan or other investment, plus the acquisition or origination fees and expenses related to the acquisition or funding of such investment, as of the time of calculation.

With respect to an investment that has suffered an impairment in value, reduction in cash flow or other negative circumstances, such investment may either be excluded from the calculation of the asset management fee described above or included in such calculation at a reduced value that is recommended by the Advisor and our management and then approved by a majority of our independent directors, and this change in the fee shall be applicable to an investment upon the earlier to occur of the date on which (i) such investment is sold, (ii) such investment is surrendered to a person other than the Company, our direct or indirect wholly owned subsidiary or a joint venture or partnership in which we have an interest, (iii) the Advisor determines that it will no longer pursue collection or other remedies related to such investment, or (iv) the Advisor recommends a revised fee arrangement with respect to such investment. As of September 30, 2016, we excluded our interest in an unconsolidated joint venture from the calculation of asset management fees. Through March 31, 2016, we calculated the asset management fee for the GKK Properties based on the original cost of our investment in the GKK Mezzanine Loan, rather than on the gross value of the GKK Properties we own or in which we hold a leasehold interest. In April 2016, the gross value of the GKK Properties fell below the original cost of our investment in the GKK Mezzanine Loan and for the period from April 1, 2016 through September 30, 2016, we calculated the asset management fee for these properties based on their gross value. As of September 30, 2016, we had not determined to calculate the asset management fee at an adjusted value for any other investments or to exclude any other investments from the calculation of the asset management fee.

From January 1, 2015 through December 31, 2015, our asset management fees totaled $9.5 million and from January 1, 2016 through September 30, 2016, our asset management fees totaled $6.1 million. As of September 30, 2016, all of our asset management fees had been paid. For information relating to the asset management fees potentially payable to the Advisor during the liquidation process, if the Plan of Liquidation is approved, see “Proposal 1. The Plan of Liquidation Proposal – Interests in the Plan of Liquidation that Differ from Your Interests – The Advisor may be entitled to receive fees in connection with the Plan of Liquidation.”

Under the advisory agreement, the Advisor has the right to seek reimbursement from us for all costs and expenses it incurs in connection with the provision of services to us, including our allocable share of the Advisor’s overhead, such as rent, employee costs, utilities, accounting software and cybersecurity costs. Commencing July 1, 2010, we have reimbursed the Advisor for our allocable portion of the salaries, benefits and overhead of internal audit department personnel providing services to us. In the future, the Advisor may seek reimbursement for additional employee costs. We will not reimburse the Advisor for employee costs in connection with services for which the Advisor earns acquisition, origination or disposition fees (other than reimbursement of travel and communication expenses) or for the salaries and benefits the Advisor or its affiliates may pay to our executive officers. From January 1, 2015 through December 31, 2015, we reimbursed the Advisor for $0.3 million of operating expenses, $0.2 million of which was employee costs. From January 1, 2016 through September 30, 2016, we reimbursed the Advisor for $0.3 million of operating expenses, $0.2 million of which was employee costs.

For substantial assistance in connection with the sale of properties or other investments, we pay the Advisor or its affiliates a disposition fee of 1% of the contract sales price of the properties or other investments sold. However, in no event may aggregate real estate commissions paid to the Advisor, its affiliates and unaffiliated third parties exceed 6% of the contract sales price of the properties or other investments sold.

Prior to August 9, 2016, notwithstanding the foregoing, in January 2015, the disposition fee related to the sales of GKK Properties was modified to provide that the conflicts committee would determine in its sole discretion the amount of the disposition fee related to the sale of GKK Properties upon the terms set forth below, which disposition fee may be an amount not to exceed 1% of the contract sales price, which maximum amount is consistent with the fixed percentage applicable to the sales of other properties, loans and other investments.

 With respect to sales of the GKK Properties, and provided that the conflicts committee determined that the Advisor had provided a substantial amount of services in connection with the sale of each GKK Property for which the payment of a disposition fee was requested by the Advisor, then:

(a)

With respect to portfolio or single asset sales of GKK Properties designated by the conflicts committee in its sole discretion at or about the time of the sale, we would pay the Advisor a fee in an amount not to exceed 1% of the contract sales price and subject to other limitations and conditions set forth in the advisory agreement, as determined by the conflicts committee in its sole discretion, which fee would be payable upon the respective closing; and

(b)

With respect to sales of all other GKK Properties for which a disposition fee had not yet been paid, if, upon the sale of the final GKK Property, the conflicts committee determined in its sole discretion that we had recovered our entire investment related to the GKK Mezzanine Loan and the GKK Properties subsequent to the Settlement Agreement, after taking into consideration the net cash flow received by us from the investment, whether in the form of (i) net proceeds from the sales or other dispositions or transfers of the GKK Properties, (ii) the net cash flow related to the GKK Mezzanine Loan, (iii) the net cash flow related to the GKK Properties subsequent to the Settlement Agreement and/or (iv) other proceeds related to the assets and liabilities received under the Settlement Agreement, then we would pay the Advisor a fee in an amount not to exceed 1% of the contract sales price and subject to other conditions set forth in the advisory agreement, as determined by the conflicts committee in its sole discretion, which fee would be payable promptly upon such determination by the conflicts committee.

On August 9, 2016, we entered into an amendment to the advisory agreement with the Advisor to amend certain terms related to the disposition fee payable to the Advisor by us. Pursuant to the amendment, with respect to sales of GKK Properties for which a disposition fee had not yet been paid as of August 9, 2016, based on the proceeds received from the entire investment related to the GKK Mezzanine Loan and the GKK Properties through August 9, 2016 and expected proceeds from future sales, the conflicts committee determined that the Advisor had provided a substantial amount of services in connection with the sale of each of the 160 GKK Properties named therein and approved the payment to the Advisor of a disposition fee equal to 1.0% of the aggregate contract sales prices of such GKK Properties, which aggregate disposition fee was $2.0 million. The aggregate contract sales price of such 160 GKK Properties was $214.1 million. The $2.0 million disposition fee was paid in August 2016.

Also pursuant to the amendment, for substantial assistance in connection with the sale of all GKK Properties that had not been sold as of August 9, 2016 (as determined by the conflicts committee of our board of directors), we will pay the Advisor or its affiliates a disposition fee of 1.0% of the contract sales price of such GKK Properties sold. However, in no event may the total commissions (including such disposition fees) paid to the Advisor, its affiliates and unaffiliated third parties exceed 6% of the contract sales price of the property, loan or other investment sold or exceed a competitive real estate commission.

From January 1, 2015 through December 31, 2015, we incurred $3.2 million of disposition fees and from January 1, 2016 through September 30, 2016, we incurred $6.9 million of disposition fees, including disposition fees payable in connection with the disposition of GKK Properties. As of September 30, 2016, $6,000 of disposition fees was payable. For information relating to disposition fees potentially payable to the Advisor during the liquidation process, if the Plan of Liquidation is approved, see “Proposal 1. The Plan of Liquidation Proposal – Interests in the Plan of Liquidation that Differ from Your Interests – The Advisor may be entitled to receive fees in connection with the Plan of Liquidation.”

In 2006 and 2007, we originally made the three debt investments (collectively, the “Tribeca Loans”) related to the Tribeca Building in New York, New York. On February 19, 2010, the borrowers under the Tribeca Loans defaulted and we foreclosed on the Tribeca Building by exercising our right to accept 100% of the ownership interest of the borrowers. We acquired the remaining unsold condominium units of the Tribeca Building (the residential, retail and parking space condominium units transferred to us are, collectively, the “Units” and, individually, each is a “Unit”). As of January 15, 2015, we had sold 26 residential Units, two retail Units and the parking space Units. On January 15, 2015, our conflicts committee approved, pursuant to the advisory agreement, the payment of a disposition fee of 1% of the contract sales price of the Units sold or to be sold, as the remaining two unsold residential Units of the Tribeca Building were under contract to sell as of that date. The sale of the final residential Unit closed on March 9, 2015 and aggregate disposition fees for the disposition of all of the Units of approximately $0.6 million were paid to the Advisor on March 25, 2015.

On January 6, 2014, we, together with KBS REIT II, KBS REIT III, KBS Strategic Opportunity REIT, KBS Legacy Partners Apartment REIT, KBS Strategic Opportunity REIT II, our dealer manager, the Advisor and other KBS-affiliated entities, entered into an errors and omissions and directors and officers liability insurance program where the lower tiers of such insurance coverage are shared. The cost of these lower tiers is allocated by the Advisor and its insurance broker among each of the various entities covered by the program, and is billed directly to each entity. The allocation of these shared coverage costs is proportionate to the pricing by the insurance marketplace for the first tiers of directors and officers liability coverage purchased individually by each REIT. The Advisor’s and our dealer manager’s portion of the shared lower tiers’ cost is proportionate to the respective entities’ prior cost for the errors and omissions insurance. In June 2015, KBS Growth & Income REIT was added to the insurance program at terms similar to those described above. We have renewed our participation in the program, and the program is effective through June 30, 2017.

From January 1, 2016 through September 30, 2016, the Advisor reimbursed us $36,000 for a property insurance rebate and $69,000 for legal and professional fees.

Our Relationship with KBS Capital Markets Group. We have entered into a fee reimbursement agreement (the “AIP Reimbursement Agreement”) with KBS Capital Markets Group pursuant to which we agreed to reimburse KBS Capital Markets Group for certain fees and expenses it incurs for administering our participation in the DTCC Alternative Investment Product Platform with respect to certain accounts of our stockholders serviced through the platform. From January 1, 2015 through December 31, 2015, we incurred and paid $40,000 of costs and expenses related to the AIP Reimbursement Agreement and from January 1, 2016 through September 30, 2016, we incurred and paid $34,000 of costs and expenses related to the AIP Reimbursement Agreement

Other Transactions. On May 18, 2012, KBS Strategic Opportunity REIT made an $8.0 million investment in a joint venture in which we indirectly own a participation interest through another joint venture investment. The conflicts committee, composed of all of our independent directors, approved the transaction. For more information, see our Annual Report on Form 10-K for the year ended December 31, 2012, filed with the SEC.

Nomination of Directors

General

We do not have a standing nominating committee. Unless otherwise provided by Maryland law, the board of directors is responsible for selecting its own nominees and recommending them for election by our stockholders, provided that the conflicts committee is responsible for identifying and nominating replacements for vacancies among our independent director positions. Unless filled by a vote of the stockholders as permitted by the MGCL, a vacancy that results from the removal of a director will be filled by a vote of a majority of the remaining directors. Any vacancy on the board of directors for any other cause will be filled by a vote of a majority of the remaining directors, even if such majority vote is less than a quorum. The board of directors believes that the primary reason for creating a standing nominating committee is to ensure that candidates for independent director positions can be identified and their qualifications assessed under a process free from conflicts of interest with us. Because nominations for vacancies in independent director positions are handled exclusively by a committee composed only of independent directors, the board of directors has determined that the creation of a standing nominating committee is not necessary. We do not have a charter that governs the director nomination process.

Board Membership Criteria

With respect to filling vacancies for independent director positions, the conflicts committee reviews the appropriate experience, skills and characteristics required of directors in the context of the then-current membership of the board of directors. The full board of directors annually conducts a similar review with respect to all director nominations. This assessment includes, in the context of the perceived needs of the board of directors at that time, issues of knowledge, experience, judgment and skills, such as an understanding of the real estate and real estate finance industries or accounting or financial management expertise. The board of directors seeks to nominate directors with diverse backgrounds, experiences and skill sets that complement each other so as to maximize the collective knowledge, experience, judgment and skills of the entire board of directors. The board of directors assesses its effectiveness in achieving this goal annually, in part, by reviewing the diversity of the skill sets of the directors and determining whether there are any deficiencies in the board of directors’ collective skill set that should be addressed in the nominating process. The board of directors made such an assessment in connection with director nominations for the annual meeting and determined that the composition of the current board of directors satisfies its diversity objectives.

Other considerations in director nominations include the candidate’s independence from conflict with us and the ability of the candidate to attend board meetings regularly and to devote an appropriate amount of time in preparation for those meetings. It also is expected that independent directors nominated by the conflicts committee will be individuals who possess a reputation and hold positions or affiliations befitting a director of a large publicly held company and who are actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional or academic community. Moreover, as required by the Charter, at least one of our independent directors must have at least three years of relevant real estate experience, and each director who is not an independent director must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully manage and dispose of the types of assets we own.

Selection of Directors

Unless otherwise provided by Maryland law, the board of directors is responsible for selecting its own nominees and recommending them for election by our stockholders, provided that the conflicts committee must nominate replacements for any vacancies among the independent director positions. All director nominees stand for election by our stockholders annually.

In nominating candidates for the board of directors, the board of directors (or the conflicts committee, as appropriate) solicits candidate recommendations from its own members and the management of KBS Capital Advisors. The board of directors and the conflicts committee may also engage the services of a search firm to assist in identifying potential director nominees.

The board of directors and the conflicts committee will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered for nomination, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. See “Stockholder Proposals” below. In evaluating the persons recommended as potential directors, the board of directors (or the conflicts committee, as appropriate) will consider each candidate without regard to the source of the recommendation and take into account those factors that they determine are relevant. Stockholders may directly nominate potential directors (without the recommendation of the board of directors or conflicts committee) by satisfying the procedural requirements for such nomination as provided in Article II, Section 2.12 of our bylaws. Any stockholder may request a copy of our bylaws free of charge by calling 866-584-1381 and selecting “Option 2”.

Stockholder Communications with the Board of Directors

We have established a procedure for stockholders to communicate comments and concerns to the board of directors. Stockholders may contact the board of directors at the following address:

Board of Directors of KBS Real Estate Investment Trust, Inc.

800 Newport Center Drive, Suite 700

Newport Beach, California 92660

Stockholders should report any complaints or concerns regarding (i) suspected violations or concerns as to compliance with laws, regulations, our Code of Conduct and Ethics or other suspected wrongdoings affecting us or our properties or assets, or (ii) any complaints or concerns regarding our accounting, internal accounting controls, auditing matters, or any concerns regarding any questionable accounting or auditing matters affecting us. Stockholders should report any such suspected violations or other complaints or concerns by any of the following means:

•	Via the Internet at kbsreiti.ethicspoint.com;

•	By calling the toll free Ethics Hotline at 888-329-6414; or

•	By mailing a description of the suspected violation or concern to:

Audit Committee Chair

c/o KBS Real Estate Investment Trust, Inc.

800 Newport Center Drive, Suite 700

Newport Beach, CA 92660

Reports made via the Ethics Hotline will be sent to the Compliance Officer, currently the Advisor’s Chief Audit Executive, and the audit committee chair, provided that no person named in the report will receive the report directly.

Stockholders can also communicate directly with the Chairman of the Board at the annual meeting. Although we do not have a policy regarding the attendance of directors at annual meetings of stockholders, we expect that the Chairman of the Board will be present at all such meetings. All of our directors were present at the 2015 annual meeting.

Executive Officers and Directors

We have provided below certain information about our executive officers and directors. All of our directors have terms expiring on the date of the annual meeting and are being nominated for re-election to serve until the 2017 annual meeting and until his or her successor is elected and qualified.

Name and Address(1)	Position(s)	Age(2)	Year First Became a Director
Peter M. Bren	President	82	N/A
Charles J. Schreiber, Jr.	Chairman of the Board, Chief Executive Officer and Director	65	2005
Peter McMillan III	Executive Vice President, Treasurer, Secretary and Director	59	2005
Keith D. Hall	Executive Vice President	58	N/A
Jeffrey K. Waldvogel	Chief Financial Officer	39	N/A
Stacie K. Yamane	Chief Accounting Officer	52	N/A
Hank Adler	Independent Director	70	2005
Barbara R. Cambon	Independent Director	63	2005
Stuart A. Gabriel, Ph.D.	Independent Director	62	2005

(1) The address of each named executive officer and director is 800 Newport Center Drive, Suite 700, Newport Beach, California 92660.

(2) As of November 1, 2016.

Peter M. Bren is our President, a position he has held since June 2005. He is also Chairman of the Board and President of the Advisor, President of KBS REIT II, President of KBS REIT III and President of KBS Growth & Income REIT, positions he has held for these entities since October 2004, August 2007, January 2010 and January 2015, respectively. Mr. Bren is President and a director of KBS Legacy Partners Apartment REIT, positions he has held since August 2009 and July 2009, respectively. In addition, Mr. Bren is a sponsor of our company and is a sponsor of KBS REIT II, KBS REIT III, KBS Strategic Opportunity REIT, KBS Legacy Partners Apartment REIT, KBS Strategic Opportunity REIT II and KBS Growth & Income REIT, which were formed in 2005, 2007, 2009, 2008, 2009, 2013 and 2015, respectively. Other than de minimis amounts owned by family members or family trusts, Mr. Bren indirectly owns and controls a 33 1/3% interest in KBS Holdings LLC, which is the sole owner of the Advisor and the entity that acted as our dealer manager. All four of our sponsors, Messrs. Bren, Hall, McMillan and Schreiber, actively participate in the management and operations of the Advisor.

Mr. Bren is Chairman of the Board and President of KBS Realty Advisors LLC and is a principal of Koll Bren Schreiber Realty Advisors, Inc., each an active and nationally recognized real estate investment advisor. These entities are registered as investment advisers with the SEC. The first investment advisor affiliated with Messrs. Bren and Schreiber was formed in 1992. As of December 31, 2015, KBS Realty Advisors, together with KBS affiliates, including KBS Capital Advisors, had been involved in the investment in or management of approximately $21 billion of real estate investments on behalf of institutional investors, including public and private pension plans, endowments and foundations, institutional and sovereign wealth funds, and the investors in us, KBS REIT II, KBS REIT III, KBS Strategic Opportunity REIT, KBS Legacy Partners Apartment REIT, KBS Strategic Opportunity REIT II and KBS Growth & Income REIT.

Mr. Bren oversees all aspects of KBS Capital Advisors’ and KBS Realty Advisors’ operations, including the acquisition, management and disposition of individual investments and portfolios of investments for KBS-sponsored programs and KBS-advised investors. He also directs all facets of KBS Capital Advisors’ and KBS Realty Advisors’ business activities and is responsible for investor relationships.

Mr. Bren has been involved in real estate development, management, acquisition, disposition and financing for more than 40 years and with the acquisition, origination, management, disposition and financing of real estate-related debt investments for more than 30 years. Prior to taking his current positions as Chairman of the Board and President of KBS Capital Advisors and KBS Realty Advisors, he served as the President of The Bren Company, was a Senior Partner of Lincoln Property Company and was President of Lincoln Property Company, Europe. Mr. Bren is also a founding member of the Richard S. Ziman Center for Real Estate at the UCLA Anderson School of Management. He is also a member of the Real Estate Roundtable in Washington, D.C.

Charles J. Schreiber, Jr. is our Chairman of the Board, our Chief Executive Officer and one of our directors, positions he has held since June 2005. He is also the Chief Executive Officer of the Advisor and Chairman of the Board, Chief Executive Officer and a director of KBS Growth & Income REIT, positions he has held for these entities since October 2004 and January 2015, respectively. Mr. Schreiber is Chairman of the Board, Chief Executive Officer and a director of KBS REIT II, positions he has held since August 2007, August 2007 and July 2007, respectively, and he is Chairman of the Board, Chief Executive Officer and a director of KBS REIT III, positions he has held since January 2010, January 2010 and December 2009, respectively. In addition, Mr. Schreiber is a sponsor of our company and is a sponsor of KBS REIT II, KBS REIT III, KBS Strategic Opportunity REIT, KBS Legacy Partners Apartment REIT, KBS Strategic Opportunity REIT II and KBS Growth & Income REIT, which were formed in 2005, 2007, 2009, 2008, 2009, 2013 and 2015, respectively. Other than de minimis amounts owned by family members or family trusts, Mr. Schreiber indirectly owns and controls a 33 1/3% interest in KBS Holdings LLC, which is the sole owner of the Advisor and the entity that acted as our dealer manager. All four of our sponsors, Messrs. Bren, Hall, McMillan and Schreiber, actively participate in the management and operations of the Advisor.

Mr. Schreiber is the Chief Executive Officer of KBS Realty Advisors LLC and is a principal of Koll Bren Schreiber Realty Advisors, Inc., each an active and nationally recognized real estate investment advisor. These entities are registered as investment advisers with the SEC. The first investment advisor affiliated with Messrs. Bren and Schreiber was formed in 1992. As of December 31, 2015, KBS Realty Advisors, together with KBS affiliates, including KBS Capital Advisors, had been involved in the investment in or management of approximately $21 billion of real estate investments on behalf of institutional investors, including public and private pension plans, endowments and foundations, institutional and sovereign wealth funds, and the investors in us, KBS REIT II, KBS REIT III, KBS Strategic Opportunity REIT, KBS Legacy Partners Apartment REIT, KBS Strategic Opportunity REIT II and KBS Growth & Income REIT.

Mr. Schreiber oversees all aspects of KBS Capital Advisors’ and KBS Realty Advisors’ operations, including the acquisition and management of individual investments and portfolios of investments for KBS-sponsored programs and KBS-advised investors. He also directs all facets of KBS Capital Advisors’ and KBS Realty Advisors’ business activities and is responsible for investor relationships.

Mr. Schreiber has been involved in real estate development, management, acquisition, disposition and financing for more than 40 years and with the acquisition, origination, management, disposition and financing of real estate-related debt investments for more than 30 years. Prior to teaming with Mr. Bren in 1992, he served as the

Executive Vice President of Koll Investment Management Services and Executive Vice President of Acquisitions/Dispositions for The Koll Company. During the mid-1970s through the 1980s, he was Founder and President of Pacific Development Company and was previously Senior Vice President/Southern California Regional Manager of Ashwill-Burke Commercial Brokerage.

Mr. Schreiber graduated from the University of Southern California with a Bachelor’s Degree in Finance with an emphasis in Real Estate. During his four years at USC, he did graduate work in the then newly-formed Real Estate Department in the USC Graduate School of Business. He is currently an Executive Board Member for the USC Lusk Center for Real Estate at the University of Southern California Marshall School of Business/School of Policy, Planning and Development. Mr. Schreiber also serves as a member of the Executive Committee for the Public Non-Listed REIT Council for the National Association of Real Estate Investment Trusts. Since August 2016, Mr. Schreiber has served as a member of the board of directors and executive committee of The Irvine Company.

The board of directors has concluded that Mr. Schreiber is qualified to serve as a director, Chairman of the Board and as our Chief Executive Officer for reasons including his extensive industry and leadership experience. Since the formation of the first investment advisor affiliated with Messrs. Bren and Schreiber in 1992, and through December 31, 2015, Mr. Schreiber had been involved in the investment in or management of over $21 billion of real estate investments through KBS affiliates. With more than 40 years of experience in real estate development, management, acquisition and disposition and more than 30 years of experience with the acquisition, origination, management, disposition and financing of real estate-related debt investments, he has the depth and breadth of experience to implement our business strategy. He gained his understanding of the real estate and real estate-finance markets through hands-on experience with acquisitions, asset and portfolio management, asset repositioning and dispositions. As our Chief Executive Officer and a principal of the Advisor, Mr. Schreiber is best-positioned to provide the board of directors with insights and perspectives on the execution of our business strategy, our operations and other internal matters. Further, as a principal of KBS-affiliated investment advisors, as Chief Executive Officer, Chairman of the Board and a director of KBS REIT II, KBS REIT III and KBS Growth & Income REIT, and as a director of The Irvine Company, Mr. Schreiber brings to the board of directors demonstrated management and leadership ability.

Peter McMillan III is one of our Executive Vice Presidents, our Treasurer and Secretary, and one of our directors, positions he has held since June 2005. He is also an Executive Vice President, the Treasurer and Secretary and a director of KBS REIT II, KBS REIT III and KBS Growth & Income REIT, positions he has held for these entities since August 2007, January 2010 and January 2015, respectively. He is President, Chairman of the Board and a director of KBS Strategic Opportunity REIT and KBS Strategic Opportunity REIT II, positions he has held for these entities since December 2008 and February 2013, respectively. He is also an Executive Vice President of KBS Legacy Partners Apartment REIT, which position he has held since August 2009. In addition, Mr. McMillan is a sponsor of our company and is a sponsor of KBS REIT II, KBS REIT III, KBS Strategic Opportunity REIT, KBS Legacy Partners Apartment REIT, KBS Strategic Opportunity REIT II and KBS Growth & Income REIT, which were formed in 2005, 2007, 2009, 2008, 2009, 2013 and 2015, respectively. Mr. McMillan owns and controls a 50% interest in GKP Holding LLC. GKP Holding owns a 33 1/3% interest in KBS Holdings LLC, which is the sole owner of the Advisor and the entity that acted as our dealer manager. All four of our sponsors, Messrs. Bren, Hall, McMillan and Schreiber, actively participate in the management and operations of the Advisor.

Mr. McMillan is a Partner and co-owner of Temescal Canyon Partners LP, an investment advisor formed in 2013 to manage a multi-strategy hedge fund on behalf of investors. Mr. McMillan is also a co-founder and the Managing Partner of Willowbrook Capital Group, LLC which, from August 2003 until December 2012, was an asset management company. Prior to forming Willowbrook in 2000, Mr. McMillan served as an Executive Vice President and Chief Investment Officer of SunAmerica Investments, Inc., which was later acquired by AIG. As Chief Investment Officer, he was responsible for over $75.0 billion in assets, including residential and commercial mortgage-backed securities, public and private investment grade and non-investment grade corporate bonds and commercial mortgage loans and real estate investments. Before joining SunAmerica in 1989, he served as Assistant Vice President for Aetna Life Insurance and Annuity Company with responsibility for the company’s $6.0 billion fixed income portfolios. Mr. McMillan received his Master of Business Administration in Finance from the Wharton Graduate School of Business at the University of Pennsylvania and his Bachelor of Arts Degree with honors in Economics from Clark University. Mr. McMillan is a member of the Board of Trustees of Metropolitan West Funds and TCW Mutual Funds and is a former director of Steinway Musical Instruments, Inc.

The board of directors has concluded that Mr. McMillan is qualified to serve as one of our directors for reasons including his expertise in real estate finance and with real estate-related investments. With over 30 years of experience investing in and managing real estate-related debt investments, Mr. McMillan offers insights and perspective with respect to our real estate-related investment portfolio as well as our real estate portfolio. As one of our executive officers and a principal of the Advisor, Mr. McMillan is also able to direct the board of directors to the critical issues facing our company. Further, his experiences as a director of KBS REIT II, KBS REIT III, KBS Strategic Opportunity REIT, KBS Strategic Opportunity REIT II and KBS Growth & Income REIT, as a member of the Board of Trustees of Metropolitan West Funds and TCW Mutual Funds, and as a former director of Steinway Musical Instruments, Inc., provide him with an understanding of the requirements of serving on a public company board.

Keith D. Hall is one of our Executive Vice Presidents, a position he has held since June 2005. He is an Executive Vice President of KBS REIT II, KBS REIT III and KBS Growth & Income REIT, positions he has held for these entities since August 2007, January 2010 and January 2015, respectively. He is also the Chief Executive Officer and a director of KBS Strategic Opportunity REIT, positions he has held since December 2008 and October 2008, respectively, and is the Chief Executive Officer and a director of KBS Strategic Opportunity REIT II, positions he has held since February 2013. In addition, Mr. Hall is a sponsor of our company and is a sponsor of KBS REIT II, KBS REIT III, KBS Strategic Opportunity REIT, KBS Legacy Partners Apartment REIT, KBS Strategic Opportunity REIT II and KBS Growth & Income REIT, which were formed in 2005, 2007, 2009, 2008, 2009, 2013 and 2015, respectively. Mr. Hall owns and controls a 50% interest in GKP Holding LLC. GKP Holding owns a 33 1/3% interest in KBS Holdings LLC, which is the sole owner of the Advisor and the entity that acted as our dealer manager. All four of our sponsors, Messrs. Bren, Hall, McMillan and Schreiber, actively participate in the management and operations of the Advisor.

Mr. Hall is a co-founder of Willowbrook Capital Group, LLC which, from August 2003 until December 2012, was an asset management company. Prior to forming Willowbrook in 2000, Mr. Hall was a Managing Director at CS First Boston, where he managed the distribution strategy and business development for the Principal Transaction Group’s $18.0 billion real estate securities portfolio. Mr. Hall’s two primary business unit responsibilities were Mezzanine Lending and Commercial Real Estate Development. Before joining CS First Boston in 1996, he served as a Director in the Real Estate Products Group at Nomura Securities, with responsibility for the company’s $6.0 billion annual pipeline of fixed-income, commercial mortgage-backed securities. During the 1980s, Mr. Hall was a Senior Vice President in the High Yield Department of Drexel Burnham Lambert’s Beverly Hills office, where he was responsible for distribution of the group’s high-yield real estate securities. Mr. Hall received a Bachelor of Arts Degree with honors in Finance from California State University, Sacramento.

Jeffrey K. Waldvogel is our Chief Financial Officer and Assistant Secretary, positions he has held since June 2015. He is also the Chief Financial Officer of the Advisor, and Chief Financial Officer and Assistant Secretary of KBS REIT II, KBS REIT III and KBS Growth & Income REIT, positions he has held for each of these entities since June 2015. He is also the Chief Financial Officer, Treasurer and Secretary of KBS Strategic Opportunity REIT, KBS Legacy Partners Apartment REIT and KBS Strategic Opportunity REIT II, positions he has held for these entities since June 2015.

Mr. Waldvogel has been employed by an affiliate of the Advisor since November 2010. With respect to the KBS-sponsored REITs advised by the Advisor, he served as the Director of Finance and Reporting from July 2012 to June 2015 and as the VP Controller Technical Accounting from November 2010 to July 2012. In these roles Mr. Waldvogel was responsible for overseeing internal and external financial reporting, valuation analysis, financial analysis, REIT compliance, debt compliance and reporting, and technical accounting.

Prior to joining an affiliate of the Advisor in 2010, Mr. Waldvogel was an audit senior manager at Ernst & Young LLP. During his eight years at Ernst & Young LLP, where he worked from October 2002 to October 2010, Mr. Waldvogel performed or supervised various auditing engagements, including the audit of financial statements presented in accordance with GAAP, as well as financial statements prepared on a tax basis. These auditing engagements were for clients in a variety of industries, with a significant focus on clients in the real estate industry.

In April 2002, Mr. Waldvogel received a Master of Accountancy Degree and Bachelor of Science from Brigham Young University in Provo, Utah. Mr. Waldvogel is a Certified Public Accountant (California).

Stacie K. Yamane is our Chief Accounting Officer, a position she has held since October 2008. From June 2005 to December 2008, Ms. Yamane served as our Chief Financial Officer and from June 2005 to October 2008, she served as our Controller. Ms. Yamane is also the Chief Accounting Officer, Portfolio Accounting of the Advisor and Chief Accounting Officer of KBS REIT II, KBS REIT III, KBS Strategic Opportunity REIT, KBS Legacy Partners Apartment REIT, KBS Strategic Opportunity REIT II and KBS Growth & Income REIT, positions she has held for these entities since October 2008, October 2008, January 2010, August 2009, August 2009, February 2013 and January 2015, respectively. From October 2004 to October 2008, Ms. Yamane served as Fund Controller of the Advisor. From July 2007 to December 2008, Ms. Yamane served as the Chief Financial Officer of KBS REIT II and from July 2007 to October 2008, she served as Controller of KBS REIT II.

Ms. Yamane also serves as Senior Vice President/Controller, Portfolio Accounting for KBS Realty Advisors LLC, a position she has held since 2004. She served as a Vice President/Portfolio Accounting with KBS-affiliated investment advisors from 1995 to 2004. At KBS Realty Advisors, from 2004 through 2015, Ms. Yamane was responsible for client accounting/reporting for two real estate portfolios. These portfolios consisted of industrial, office and retail properties as well as land parcels. Ms. Yamane worked closely with portfolio managers, asset managers, property managers and clients to ensure the completion of timely and accurate accounting, budgeting and financial reporting. In addition, she assisted in the supervision and management of KBS Realty Advisors’ accounting department.

Prior to joining an affiliate of KBS Realty Advisors in 1995, Ms. Yamane was an audit manager at Kenneth Leventhal & Company, a CPA firm specializing in real estate. During her eight years at Kenneth Leventhal & Company, Ms. Yamane performed or supervised a variety of auditing, accounting and consulting engagements including the audit of financial statements presented in accordance with GAAP, as well as financial statements presented on a cash and tax basis, the valuation of asset portfolios and the review and analysis of internal control systems. Her experiences with various KBS-affiliated entities and Kenneth Leventhal & Company give her over 25 years of real estate experience.

Ms. Yamane received a Bachelor of Arts Degree in Business Administration with a dual concentration in Accounting and Management Information Systems from California State University, Fullerton. She is a Certified Public Accountant (inactive California).

Hank Adler is one of our independent directors and is the chair of the audit committee, positions he has held since June 2005. Professor Adler is also an independent director and chair of the audit committee of KBS REIT II and KBS REIT III, positions he has held for these entities since March 2008 and September 2010, respectively. He is currently an Assistant Professor of Accounting at Chapman University. Prior to his retirement from Deloitte & Touche, LLP in 2003, Professor Adler was a partner with that firm where he had been employed for over 30 years. He specialized in tax accounting and served as client service and tax partner for a variety of public and private companies. He received a Bachelor of Science in Accounting and a Master of Business Administration from the University of California, Los Angeles. From 2004 to 2015, Professor Adler served on the board of directors and as chairman of the audit committee of Corinthian Colleges, Inc. In addition, he previously served on the board of directors and on the finance committee of Healthy Smiles for Kids of Orange County, a California non-profit entity. From 1998 to 2007, he also chaired the Toshiba Senior Classic charity event, a PGA Senior Tour championship event. From 1994 to 2006, he served on the board of directors of Hoag Memorial Hospital Presbyterian. In the 1990s, he served on the board of trustees and as President of the Irvine Unified School District. Professor Adler is a Certified Public Accountant (California).

The board of directors has concluded that Professor Adler is qualified to serve as an independent director and as the chair of the audit committee for reasons including his extensive experience in public accounting. With over 30 years at one of the big four accounting firms, Professor Adler brings to the board of directors critical insights into and an understanding of the accounting principles and financial reporting rules and regulations affecting our company. His expertise in evaluating the financial and operational results of public companies and overseeing the financial reporting process makes him a valuable director and chair of the audit committee. In addition, as a director and chair of the audit committee of KBS REIT II and KBS REIT III and as a former director of Corinthian Colleges, Inc., of Hoag Memorial Hospital Presbyterian and of Healthy Smiles for Kids of Orange County, Professor Adler is well aware of the corporate governance and regulatory issues facing public and other companies.

Barbara R. Cambon is one of our independent directors and is the chair of the conflicts committee and the Special Committee, positions she has held since June 2005 and January 2016. Ms. Cambon is also an independent director and chair of the conflicts committee and chair of the special committee of KBS REIT II, positions she has held for this entity since March 2008, March 2008 and January 2016, respectively, and she is an independent director and chair of the conflicts committee of KBS REIT III, positions she has held for this entity since September 2010. From April 2009 to December 2010, she served as Chief Operating Officer of Premium One Asset Management LLC, a company whose business focuses on providing investment management services to investors. From October 2003 to October 2009, she also served as a Managing Member of Snowcreek Management LLC, a real estate asset management company whose business activities focus on residential development projects for institutional investors. As Managing Member, Ms. Cambon provided asset management services to an institutional partnership investment in residential real estate development. She has been involved in the real estate investment business for over 30 years, principally working with institutional capital sources and investment programs. From November 1999 until October 2002, she served as a Principal of Los Angeles-based Colony Capital, LLC, a private real estate investment firm, and from April 2000 until October 2002, she also served as its Chief Operating Officer. Prior to joining Colony Capital in 1999, Ms. Cambon was President and founder of Institutional Property Consultants, Inc., a real estate consulting company. She is a past director and chairman of the board of the Pension Real Estate Association and past director of the National Council of Real Estate Investment Fiduciaries. Ms. Cambon serves on the Policy Advisory Board of the University of San Diego Burnham-Moores Center for Real Estate. Ms. Cambon previously served on the board of directors of Neighborhood National Bancorp, Amstar Advisers and BioMed Realty Trust, Inc. Ms. Cambon received a Master of Business Administration from Southern Methodist University and a Bachelor of Science Degree in Education from the University of Delaware.

The board of directors has concluded that Ms. Cambon is qualified to serve as an independent director and as the chair of the conflicts committee for reasons including her expertise in real estate investment and management. Ms. Cambon’s over 30 years of experience investing in, managing and disposing of real estate on behalf of investors give her a wealth of knowledge and experiences from which to draw in advising our company. As former Managing Member of her own real estate asset management company, Ms. Cambon is acutely aware of the operational challenges facing companies such as ours. Further, her service as a director and chair of the conflicts committee of KBS REIT II and KBS REIT III, both public REITs, and as a former director of Neighborhood National Bancorp, Amstar Advisers and BioMed Realty Trust, Inc., gives her additional perspective and insight into large public companies such as ours.

Stuart A. Gabriel, Ph.D. is one of our independent directors, a position he has held since June 2005. Professor Gabriel is also an independent director of KBS REIT II and KBS REIT III, positions he has held for these entities since March 2008 and September 2010, respectively. Since June 2007, Professor Gabriel has served as Director of the Richard S. Ziman Center for Real Estate and Professor of Finance and Arden Realty Chair at the UCLA Anderson School of Management. Prior to joining UCLA he was Director and Lusk Chair in Real Estate at the USC Lusk Center for Real Estate, a position he held from 1999 to 2007. Professor Gabriel also served as Professor of Finance and Business Economics in the Marshall School of Business at the University of Southern California, a position he held from 1990 to 2007. He received a number of awards at UCLA and USC for outstanding graduate teaching. In 2004, he was elected President of the American Real Estate and Urban Economics Association. Professor Gabriel serves on the editorial boards of seven academic journals. He is also a Fellow of the Homer Hoyt Institute for Advanced Real Estate Studies. Since March 2016, Professor Gabriel has served on the board of directors of KB Home and is a member of its audit committee. Professor Gabriel has published extensively on the topics of real estate finance and urban and regional economics. His teaching and academic research experience include analysis of real estate and real estate capital markets performance as well as structured finance products, including credit default swaps, commercial mortgage-backed securities and collateralized debt obligations. Professor Gabriel serves as a consultant to numerous corporate and governmental entities. From 1986 through 1990, Professor Gabriel served on the economics staff of the Federal Reserve Board in Washington, D.C. He also has been a Visiting Scholar at the Federal Reserve Bank of San Francisco. Professor Gabriel holds a Ph.D. in Economics from the University of California, Berkeley.

The board of directors has concluded that Professor Gabriel is qualified to serve as an independent director for reasons including his extensive knowledge and understanding of the real estate and finance markets and real estate finance products. As a professor of real estate finance and economics, Professor Gabriel brings unique perspective to the board of directors. His years of research and analysis of the real estate and finance markets make

Professor Gabriel well-positioned to advise us with respect to our investment and financing strategy. This expertise also makes him an invaluable resource for assessing and managing risks facing our company. Through his experience as a director of KBS REIT II, KBS REIT III and KB Home, he also has an understanding of the requirements of serving on a public company board.

Compensation of Executive Officers

Our executive officers do not receive compensation directly from us for services rendered to us. Our executive officers are officers and/or employees of, or hold an indirect ownership interest in, the Advisor, and/or its affiliates, and our executive officers are compensated by these entities, in part, for their services to us. See “– The Conflicts Committee – Certain Transactions with Related Persons” for a discussion of the fees paid to the Advisor and its affiliates.

Compensation of Directors

If a director is also one of our executive officers, we do not pay any compensation to that person for services rendered as a director. The amount and form of compensation payable to our independent directors for their service to us is determined by the conflicts committee, based upon recommendations from the Advisor. Four of our executive officers, Messrs. Bren, Hall, McMillan and Schreiber, manage and control the Advisor, and through the Advisor, they are involved in recommending and setting the compensation to be paid to our independent directors.

We have provided below certain information regarding compensation earned by or paid to our directors during fiscal year 2015.

Name	Fees Earned or Paid in Cash in 2015(1)	All Other Compensation	Total
Hank Adler	$101,333	$–	$101,333
Barbara R. Cambon	103,333	–	103,333
Stuart A. Gabriel, Ph.D.	97,333	–	97,333
Peter McMillan III(2)	–	–	–
Charles J. Schreiber, Jr.(2)	–	–	–

(1)

Fees Earned or Paid in Cash in 2015 include meeting fees earned in: (i) 2014 but paid or reimbursed in the first quarter of 2015 as follows: Professor Adler $7,337, Ms. Cambon $8,337, and Professor Gabriel $7,337; and (ii) 2015 but paid in 2016 as follows: Professor Adler $12,333, Ms. Cambon $12,333, and Professor Gabriel $12,333.

(2)	Directors who are also our executive officers do not receive compensation for services rendered as a director.

Cash Compensation

We compensate each of our independent directors with an annual retainer of $40,000. In addition, we pay our independent directors for attending board of directors, audit committee, conflicts committee and Special Committee meetings, as follows:

•	$2,500 for each board of directors meeting attended;
•	$2,500 for each audit or conflicts committee meeting attended (except that the committee chairman is paid $3,000 for each audit or conflicts committee meeting attended);
•	$2,000 for each Special Committee meeting attended (except that the committee chairman is paid $3,000 for each Special Committee meeting attended);
•	$2,000 for each teleconference board of directors meeting attended;
•

$2,000 for each teleconference audit or conflicts committee meeting attended (except that the committee chairman is paid $3,000 for each teleconference audit or conflicts committee meeting attended); and

•	$2,000 for each teleconference Special Committee meeting attended (except that the committee chairman is paid $3,000 for each Special Committee teleconference meeting attended).

All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at board of directors meetings and committee meetings.

STOCK OWNERSHIP

The following table shows, as of November 8, 2016, the amount of our common stock beneficially owned (unless otherwise indicated) by (i) any person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (ii) our directors, (iii) our executive officers, and (iv) all of our directors and executive officers as a group.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of all Shares
KBS Capital Advisors LLC	20,000(3)	*
Hank Adler, Independent Director	15,438	*
Peter M. Bren, President	20,000(3)	*
Barbara R. Cambon, Independent Director	6,871	*
Stuart A. Gabriel, Ph.D., Independent Director	–	–
Keith D. Hall, Executive Vice President	20,000(3)	*
Peter McMillan III, Executive Vice President, Treasurer, Secretary and Director	20,000(3)	*
Charles J. Schreiber, Jr., Chairman of the Board,Chief Executive Officer and Director	21,064(3)(4)	*
Jeffrey K. Waldvogel, Chief Financial Officer	–	–
Stacie K. Yamane, Chief Accounting Officer	–	–
All directors and officers as a group	43,373(3)	*

*	Less than 1% of the outstanding common stock.
(1)	The address of each named beneficial owner is 800 Newport Center Drive, Suite 700, Newport Beach, California 92660.
(2)	None of the shares is pledged as security.
(3)	Includes 20,000 shares owned by KBS Capital Advisors, which is indirectly owned and controlled by Messrs. Bren, Hall, McMillan and Schreiber.
(4)	Includes 1,064 shares held by the Schreiber Family Trust DTD 6/3/75, of which Mr. Schreiber is a trustee.

Section 16(a) Beneficial Ownership Reporting Compliance

Under U.S. securities laws, directors, executive officers, and any persons beneficially owning more than 10% of our common stock are required to report their initial ownership of the common stock and most changes in that ownership to the SEC. The SEC has designated specific due dates for these reports, and we are required to identify in this proxy statement those persons who did not file these reports when due. Based solely on our review of copies of the reports filed with the SEC and written representations of our directors and executive officers, we believe all persons subject to the Section 16 reporting requirements filed the reports on a timely basis in 2015.

PROPOSAL 3. ELECTION OF DIRECTORS

At the annual meeting, you and the other stockholders will vote on the election of all five members of the board of directors. Those persons elected will serve as directors until the 2017 annual meeting and until their successors are duly elected and qualified. The board of directors has nominated the following people for re-election as directors:

• Charles J. Schreiber, Jr.	• Peter McMillan III
• Hank Adler	• Barbara R. Cambon
• Stuart A. Gabriel, Ph.D.

Each of the nominees for director is a current director. Please see “Certain Information About Management – Executive Officers and Directors” in this proxy statement for detailed information on each nominee.

Vote Required

Under the Charter, a majority of the shares of common stock present in person or by proxy at an annual meeting at which a quorum is present is required for the election of the directors. This means that, of the shares of common stock present in person or by proxy at an annual meeting, a director nominee needs to receive affirmative votes from a majority of such shares of common stock in order to be elected to the board of directors. Because of this majority vote requirement, “withhold” votes and broker non-votes will have the effect of a vote against each nominee for director. If an incumbent director nominee fails to receive the required number of votes for re-election, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualified.

The appointed proxies will vote your shares of common stock as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR all of the director nominees listed above. If any nominee becomes unable or unwilling to stand for re-election, the board of directors may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.

Whether or not you plan to attend the annual meeting and vote in person, we urge you to have your vote recorded. Stockholders have the following three options for submitting their votes by proxy: (i) via the Internet, (ii) by telephone or (iii) by mail, using the enclosed proxy card. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL

NOMINEES LISTED FOR RE-ELECTION AS DIRECTORS.

PROPOSAL 4. RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

At the annual meeting, you and the other stockholders will vote on the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016.

During the year ended December 31, 2015, Ernst & Young LLP served as our independent registered public accounting firm and provided certain tax and other services. Ernst & Young has served as our independent registered public accounting firm since our formation. The audit committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016. The audit committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm. In making its determination regarding whether to appoint or retain a particular independent registered public accounting firm, the audit committee takes into account the opinions of management and our internal auditors in assessing the independent registered public accounting firm’s qualifications, performance and independence.

Although not required by law or our governance documents, we believe ratification of this appointment is good corporate practice because the audit of our books and records is a matter of importance to our stockholders. Even if the appointment of Ernst & Young LLP is ratified, the audit committee may, however, select a new independent registered public accounting firm at any time in the future in its discretion if it deems such decision to be in our best interest. Any such decision would be disclosed to our stockholders in accordance with applicable securities laws. If the appointment of Ernst & Young LLP is not ratified by our stockholders, the audit committee may consider whether it should appoint another independent registered public accounting firm.

Vote Required

Under our bylaws, a majority of the votes cast at an annual meeting at which a quorum is present is required for the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016. Abstentions will not count as votes actually cast with respect to determining if a majority vote is obtained under our bylaws and will have no effect on the determination of this proposal.

The appointed proxies will vote your shares of common stock as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016.

Whether or not you plan to attend the annual meeting and vote in person, we urge you to have your vote recorded. Stockholders have the following three options for submitting their votes by proxy: (i) via the Internet, (ii) by telephone or (iii) by mail, using the enclosed proxy card. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE

RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2016.

PROPOSAL 5. THE ADJOURNMENT PROPOSAL

The Adjournment Proposal is a proposal that would permit us (i) to proceed with the voting on and approval of only the proposals that have received sufficient votes to be approved at the annual meeting, and (ii) subsequently, to adjourn the annual meeting, even if a quorum is present, to solicit additional proxies to vote in favor of any proposal that has not received sufficient votes to be approved at the annual meeting (such proposals are referred to as the “Delayed Proposals”), if necessary.

In this proposal, we are asking you to approve the adjournment of the annual meeting and any later adjournments, even if a quorum is present, to a date or dates not later than March 8, 2017, in order to enable us to solicit additional proxies in favor of the Delayed Proposals. If our stockholders approve the Adjournment Proposal, we could adjourn the annual meeting, and any adjourned session of the annual meeting, even if a quorum is present, to a date not later than March 8, 2017 and use the additional time to solicit additional proxies in favor of the Delayed Proposals, including the solicitation of proxies from our stockholders that have previously voted against the approval of the Delayed Proposals. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against the approval of any of the Delayed Proposals to defeat any of these proposals, we could adjourn the annual meeting without a vote on any of the Delayed Proposals and seek during that period to convince the holders of the shares that voted against the Delayed Proposals to change their votes to votes in favor of the approval of the Delayed Proposals.

The board of directors believes that if the number of shares of our common stock, present or represented by proxy at the annual meeting and voting in favor of the approval of the Delayed Proposals is insufficient to approve the Delayed Proposals, it is in the best interest of our stockholders to enable us, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of approval of the Delayed Proposals to bring about the approval of these proposals.

Vote Required

Under our bylaws, a majority of the votes cast at an annual meeting at which a quorum is present is required for the approval of the Adjournment Proposal. Abstentions will not count as votes actually cast with respect to determining if a majority vote is obtained under our bylaws and will have no effect on the determination of this proposal.

The appointed proxies will vote your shares as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR the Adjournment Proposal.

Whether or not you plan to attend the annual meeting and vote in person, we urge you to have your vote recorded. Stockholders have the following three options for submitting their votes by proxy: (i) via the Internet, (ii) by telephone or (iii) by mail, using the enclosed proxy card. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE

APPROVAL OF THE ADJOURNMENT PROPOSAL.

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the annual meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holder.

STOCKHOLDER PROPOSALS

We anticipate that our 2017 Annual Meeting will take place on its traditional date, during the first full week of July 2017. Because the date of the 2017 Annual Meeting is more than 30 days from the anniversary date of the January 27, 2017 annual meeting, in accordance with Rule 14a-5(f) and Rule 14a-8(e) under the Exchange Act, we are informing our stockholders of the deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 to be eligible for inclusion in our proxy materials relating to the 2017 Annual Meeting. In order to be timely and to be eligible for inclusion in our proxy materials relating to the 2017 Annual Meeting, director nominations and other stockholder proposals must be received by Mr. McMillan, our Secretary, at our principal offices by the close of business on December 23, 2016, which date we have determined to be reasonable. However, if we hold the 2017 Annual Meeting before June 7, 2017 or after August 6, 2017, stockholders must submit proposals for inclusion in our 2017 proxy statement within a reasonable time before we begin to print our proxy materials. Such proposals must also comply with our bylaws and the rules of the SEC regarding the inclusion of stockholder proposals in proxy materials, and any such proposal may be omitted if not in compliance with applicable requirements.

In addition, stockholders interested in nominating a person as a director or presenting any other business for consideration at the 2017 Annual Meeting must submit timely notice thereof by following the procedures prescribed in Section 2.12 of our bylaws and in Rule 14a-8. The date of mailing the notice for the 2017 Annual Meeting will be more than 30 days from the first anniversary of the date of mailing the notice for the January 27, 2017 annual meeting. Thus, to be timely and to be eligible for presentation to and action by our stockholders at the 2017 Annual Meeting, director nominations and other stockholder proposals must be received by Mr. McMillan at the Company’s principal offices by the close of business on May 2, 2017. Such proposals must also comply with the Company’s bylaws and other applicable laws.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC on the website maintained by the SEC at www.sec.gov. Our SEC filings are also available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 800-SEC-0330 for further information regarding the public reference facilities.

This proxy statement incorporates by reference the 2015 Annual Report. This document contains important information about the Company and our financial condition.

We also incorporate by reference the Plan of Liquidation attached hereto at Annex A and the estimated value per share information from Item 8.01 of the Valuation 8-K attached hereto at Annex B.

Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements and any of the documents incorporated by reference in this document or other information concerning us, without charge, by writing or telephoning us at the following address or telephone number: KBS Real Estate Investment Trust, Inc., 800 Newport Center Drive, Suite 700, Newport Beach, California, Attn: Client Services, (949) 417-6500, or from the SEC through the SEC’s website at the address provided above. Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE ANNUAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED NOVEMBER 10, 2016. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

ANNEX A

KBS REAL ESTATE INVESTMENT TRUST, INC.

PLAN OF COMPLETE LIQUIDATION AND DISSOLUTION

1.            Approval and Effectiveness of Plan. This Plan of Complete Liquidation and Dissolution (the “Plan”) of KBS Real Estate Investment Trust, Inc., a Maryland corporation (the “Company”), the sale of all or substantially all of the assets of the Company, and the dissolution of the Company have been determined by the Board of Directors of the Company (the “Board”) to be advisable and in the best interest of the Company and its stockholders (the “Stockholders”), and have been approved by the Board. The Board has directed that the Plan, the sale of all or substantially all of the assets of the Company and the dissolution of the Company pursuant thereto, be submitted to the Stockholders for approval. The Plan shall become effective upon approval of the Plan, and the sale of all or substantially all of the assets of the Company and the dissolution of the Company pursuant thereto, by the Stockholders. The date of the Stockholders’ approval is hereinafter referred to as the “Effective Date.”

2.            Voluntary Liquidation and Dissolution. On and after the Effective Date, the Company shall voluntarily liquidate and dissolve in accordance with Section 331 of the Internal Revenue Code of 1986, as amended, and the Maryland General Corporation Law (the “MGCL”). Pursuant to the Plan, the Company shall, acting for itself or in its capacity as the general partner of KBS Limited Partnership, a Delaware limited partnership (the “Operating Partnership”), sell, convey, transfer and deliver or otherwise dispose of all of the assets of the Company and cause the Operating Partnership to sell, convey transfer and deliver or otherwise dispose of all of the assets of the Operating Partnership in one or more transactions, without further approval of the Stockholders. Within thirty (30) days after the Effective Date, the officers of the Company shall file a return on Form 966 with the Director of Internal Revenue for and on behalf of the Company.

3.            Sales of Assets.

(a)            The Company, acting for itself or in its capacity as the general partner of the Operating Partnership, as appropriate, is authorized to sell or to cause the Operating Partnership and the subsidiaries of the Operating Partnership to sell, upon such terms as may be deemed advisable, any or all of their assets for cash, notes, redemption of equity or such other assets as may be conveniently liquidated or distributed to the Stockholders.

(b)            The Company, the Operating Partnership and the Operating Partnership’s subsidiaries shall not authorize or transfer assets pursuant to any sale agreement between the Company, the Operating Partnership or the Operating Partnership’s subsidiaries, on the one hand, and an affiliate of the Company, the Operating Partnership or the Operating Partnership’s subsidiaries, on the other hand, unless a majority of directors, including a majority of independent directors, not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Company, the Operating Partnership or the Operating Partnership’s subsidiaries, as the case may be.

4.            Payment of Creditors; Distributions to Stockholders. Subject to Section 8 hereof, the proper officers of the Company are authorized and directed to proceed promptly to: (a) collect its assets; (b) dispose of such assets as are not to be distributed in kind to the Stockholders; (c) pay or create a reserve fund for the payment of or otherwise adequately provide for the payment of all of the liabilities and obligations of the Company, the Operating Partnership and the Operating Partnership’s subsidiaries; (d) pay all expenses incidental to the Plan, including all counsel fees, accountants’ fees, advisory fees and such other fees and taxes as are necessary to effectuate the Plan; (e) cause the Operating Partnership to distribute its remaining assets, either in cash or in kind, to the limited and general partners of the Operating Partnership, in one or more distributions, in accordance with the terms and provisions of the Amended and Restated Agreement of Limited Partnership of the Operating Partnership; (f) distribute all the remaining assets of the Company, either in cash or in kind, to the Stockholders in one or more distributions, in accordance with the terms and provisions of the Company’s Articles of Amendment and Restatement (the “Charter”); and (g) do every other act necessary or advisable to wind up the affairs of the Company, the Operating Partnership and its subsidiaries and to dissolve the Company, the Operating Partnership and its subsidiaries. Upon the sale or other disposition of the assets of the Company and the payment of, or provision for, all of the liabilities and obligations of the Company, the Company shall be deemed to have liquidated.

5.            Reserve Fund. The Company, acting for itself or in its capacity as the general partner of the Operating Partnership, as appropriate, is authorized, but not required, to establish, or to cause the Operating Partnership to establish, one or more reserve funds, in a reasonable amount and as may be deemed advisable, to meet known liabilities and liquidating expenses and estimated, unascertained or contingent liabilities and expenses. Creation of a reserve fund may be accomplished by a recording in the Company’s accounting ledgers of any accounting or bookkeeping entry which indicates the allocation of funds so set aside for payment. The Company is also authorized, but not required, to create a reserve fund by placing cash or property in escrow with an escrow agent for a specified term together with payment instructions. Any undistributed amounts remaining in such an escrowed reserve fund at the end of its term shall be returned to the Company, the liquidating trust referred to below or such other successor-in-interest to the Company as may then exist or, if no such entity is then in existence, shall be delivered to the abandoned property unit of the Maryland State Comptroller’s office. The Company may also create a reserve fund by any other reasonable means.

6.            Insurance Policies. The Company is authorized, but not required, to procure for itself and/or as general partner to procure for the Operating Partnership, as appropriate, one or more insurance policies, in a reasonable amount and as may be deemed advisable, to cover unknown or unpaid liabilities and liquidating expenses and unascertained or contingent liabilities and expenses.

7.            Articles of Dissolution. Upon the sale or the assignment and conveyance of the assets of the Company, in complete liquidation of the Company as contemplated by Sections 3 and 4 above, and the taking of all actions required under the laws of the State of Maryland in connection with the liquidation and dissolution of the Company, the proper officers of the Company are authorized and directed to file articles of dissolution with the State Department of Assessments and Taxation of Maryland (the “Department”) pursuant to Section 3-407 of the MGCL and to take all other appropriate and necessary action to dissolve the Company under Maryland law. Prior to filing articles of dissolution, the Company shall give notice to its known creditors and employees as required by Section 3-404 of MGCL (alternatively, the Board may determine that the Company has no employees or known creditors) and satisfy all other prerequisites to such filing under Maryland law. Upon the Department’s acceptance of the articles of dissolution for record, as provided by Section 3-408(a) of the MGCL, the Company shall be dissolved.

8.            Effect and Timing of Distributions. Upon the complete distribution of all assets of the Company (the “Final Distribution”) to the holders of outstanding shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) and the dissolution of the Company as contemplated by Section 7 above, all such shares of Common Stock shall be canceled and no longer deemed outstanding and all rights of the holders thereof as Stockholders shall cease and terminate. The Company shall use commercially reasonable efforts to cause the liquidation and dissolution of the Company to occur and to pay the Final Distribution to holders of outstanding shares of Common Stock no later than the second anniversary of the Effective Date.

9.            Final Distribution as Distribution in Kind of Liquidating Trust Beneficial Interests. In the event that the Board deems it necessary or advisable in order to preserve the Company’s status as a REIT or otherwise avoid the payment of income tax, the Board deems it necessary or advisable in order to enable the Company to terminate its obligation to file quarterly reports and audited annual financial statements with the Securities and Exchange Commission (the “Commission”) or the Board determines it is otherwise advantageous or appropriate to do so, the Board may cause the Company to pay the Final Distribution as a distribution in kind of beneficial interests in a trust (the “Liquidating Trust”), at such time as the Board deems appropriate in its sole discretion (provided only that any remaining outstanding units of limited partnership interest in the Operating Partnership have been completely redeemed prior to the transfer and assignment mentioned below), substantially as follows:

(a)            The Board may create the Liquidating Trust under Maryland statutory or common law and may transfer and assign, and may, as general partner, cause the Operating Partnership to transfer and assign, to the Liquidating Trust all of the assets of the Company, the Operating Partnership and the Operating Partnership’s subsidiaries of every sort whatsoever, including their unsold properties, assets, claims, contingent claims and causes of action, subject to all of their unsatisfied debts, liabilities and expenses, known or unknown, contingent or otherwise. From and after the date of such transfer and assignment of assets (subject to liabilities) to the Liquidating Trust, the Board, the Company, the Operating Partnership and the Operating Partnership’s subsidiaries shall have no interest of any character in and to any such assets and all of such assets shall thereafter by held by the Liquidating Trust.

(b)            Simultaneously with such transfer and assignment, shares of beneficial interest in the Liquidating Trust shall be deemed to be distributed to each holder of shares of Common Stock, all of whom shall automatically and without any need for notice or presentment be deemed to hold corresponding shares of beneficial interest in the Liquidating Trust. Such distribution of shares of beneficial interest in the Liquidating Trust shall constitute the Final Distribution of all of the assets of the Company to the Stockholders under Section 8 above.

(c)            The initial trustees of the Liquidating Trust shall be designated by the Board.

(d)            The declaration of trust or other instrument governing the Liquidating Trust (the “Declaration of Trust”) shall provide, among other things, that, immediately following such transfer, assignment and distribution, each share of beneficial interest in the Liquidating Trust shall have a claim upon the assets of the Liquidating Trust that is the substantial economic equivalent of the claims each share of Common Stock had upon the combined assets of the Company and the Operating Partnership immediately prior to the transfer, assignment and distribution. The Declaration of Trust shall further provide that the Liquidating Trust’s activities shall be limited to conserving, protecting and selling the assets transferred to it and distributing the proceeds therefrom, including holding such assets for the benefit of the holders of beneficial interests in the Liquidating Trust, temporarily investing such proceeds and collecting income therefrom, providing for the debts, liabilities and expenses of the Company and the Operating Partnership, paying liquidating distributions to the holders of shares of beneficial interest in the Liquidating Trust and taking other actions as may be deemed necessary or appropriate by the trustees to conserve and protect the assets of the Liquidating Trust and provide for the orderly liquidation thereof.

(e)            Approval of the Plan shall constitute the approval by the Stockholders of the transfer and assignment to the Liquidating Trust, the form and substance of the Declaration of Trust as approved by the Board and the appointment of trustees selected by the Board.

10.            Termination of Exchange Act Registration. Immediately prior to any transfer to the Liquidating Trust, or at such other time as the Board considers appropriate, the Board and the proper officers of the Company are authorized to cause the Company to file a Form 15 (or take other appropriate action) to terminate the registration of the Common Stock under the U.S. Securities Exchange Act of 1934, as amended.

11.            Interpretation; General Authority. The Board, the trustees of the Liquidating Trust and the proper officers of the Company are hereby authorized to interpret the provisions of the Plan and are hereby authorized and directed to take such actions, to give such notices to creditors, stockholders and governmental entities, to make such filings with governmental entities and to execute such agreements, conveyances, assignments, transfers, certificates and other documents, as may, in their judgment, be necessary or advisable in order to wind up expeditiously the affairs of the Company and complete the liquidation and dissolution thereof, including, without limitation: (a) the execution of any contracts, deeds, assignments or other instruments necessary or appropriate to sell or otherwise dispose of any or all property of the Company, the Operating Partnership, the Operating Partnership’s subsidiaries or the Liquidating Trust, whether real or personal, tangible or intangible; (b) the appointment of other persons to carry out any aspect of the Plan; and (c) the temporary investment of funds in such medium as the Board or the trustees of the Liquidating Trust may deem appropriate.

12.            Director Compensation. The independent members of the Board shall continue to receive compensation until the Final Distribution, provided that they remain members of the Board.

13.            Indemnification. The Company and/or the Board shall reserve sufficient assets and/or obtain or maintain such insurance (including, without limitation, directors and officers insurance) as shall be necessary or advisable to provide the continued indemnification of the directors, officers and agents of the Company and such other parties whom the Company has agreed to indemnify, to the maximum extent provided by the Charter and bylaws of the Company, any existing indemnification agreement to which the Company is a party and applicable law. At the discretion of the Board, such insurance may include coverage for the periods after the dissolution of the Company, including periods after the termination of any Liquidating Trust, and may include coverage for trustees, officers, employees and agents of such Liquidating Trust.

14.            Governing Law. The validity, interpretation and performance of the Plan shall be controlled by and construed under the laws of the State of Maryland.

15.            Abandonment of Plan of Liquidation; Amendment. The Board may terminate the Plan for any reason. Notwithstanding approval of the Plan by the Stockholders, the Board or the trustees of the Liquidating Trust may modify or amend the Plan without further action by or approval of the Stockholders to the extent permitted under then current law.

ANNEX B

ESTIMATED VALUE PER SHARE INFORMATION FROM ITEM 8.01 OF THE VALUATION 8-K

Annex B contains the information under Item 8.01 of the Company’s Current Report on Form 8-K filed on October 7, 2016 related to the Company’s estimated value per share (the “Valuation 8-K”). All references to “the date of this filing,” “to date” and similar expressions within this Annex B refer to October 7, 2016, the filing date of the Valuation 8-K.

ITEM 8.01	OTHER EVENTS

Estimated Value Per Share

On October 5, 2016, the Company’s board of directors approved an estimated value per share of the Company’s common stock of $3.65, based on the estimated value of the Company’s assets less the estimated value of the Company’s liabilities, or net asset value, divided by the number of shares outstanding, all as of June 30, 2016, except for certain items discussed herein for which estimated values were adjusted subsequent to June 30, 2016. There have been no other material changes between June 30, 2016 and the date of this filing that would impact the overall estimated value per share. The Company is providing this estimated value per share (i) to assist the Company in calculating the range of estimated net proceeds from its proposed liquidation and dissolution (the “Plan of Liquidation”) as discussed in the Company’s preliminary proxy statement filed with the SEC, which proposed Plan of Liquidation will be submitted to the stockholders of the Company for their consideration along with the Company’s definitive proxy statement upon its filing with the SEC and (ii) to assist broker-dealers that participated in the Company’s initial public offering in meeting their customer account statement reporting obligations under National Association of Securities Dealers Conduct Rule 2340 as required by the Financial Industry Regulatory Authority (“FINRA”). This valuation was performed in accordance with the provisions of and also to comply with Practice Guideline 2013–01, Valuations of Publicly Registered, Non-Listed REITs, issued by the Investment Program Association (“IPA”) in April 2013 (the “IPA Valuation Guidelines”).

The Company’s conflicts committee, composed solely of all of the Company’s independent directors, is responsible for the oversight of the valuation process used to determine the estimated value per share of the Company’s common stock, including the review and approval of the valuation and appraisal processes and methodologies used to determine the Company’s estimated value per share, the consistency of the valuation and appraisal methodologies with real estate industry standards and practices and the reasonableness of the assumptions used in the valuations and appraisals. With the approval of its conflicts committee, the Company engaged Duff & Phelps, LLC (“Duff & Phelps”), an independent third-party real estate valuation firm, to provide appraisals for 11 of the Company’s 12 historical real estate properties. In addition, the Company engaged Duff & Phelps to perform appraisals for all but 50 of the 220 GKK Properties (1). The Company’s 11 appraised historical real estate properties and the 170 GKK Properties appraised by Duff & Phelps are referred to herein collectively as the “Appraised Properties.” Duff & Phelps prepared appraisal reports summarizing key inputs and assumptions of its appraisals. The one historical real estate property and 50 GKK Properties not valued by Duff & Phelps either were under contract to sell as of August 31, 2016 or were sold or disposed of subsequent to June 30, 2016 and prior to October 5, 2016. The Company also engaged Duff & Phelps to provide a calculation of the range in estimated value per share of the Company’s common stock as of October 5, 2016. Duff & Phelps based this range in estimated value per share upon (i) its appraisals of the Appraised Properties or the contractual sales prices less actual or estimated disposition costs and fees in the case of properties that were under contract to sell as of August 31, 2016 or properties sold or disposed of subsequent to June 30, 2016 and prior to October 5, 2016 and (ii) valuations performed by KBS Capital Advisors LLC, the Company’s external advisor (the “Advisor”), of the Company’s real estate-related investments, cash, other assets, mortgage debt and other liabilities, which are disclosed in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2016, with the exception of the valuation of one real estate loan receivable discussed under “Real Estate Loans Receivable”. The methodologies and assumptions used to determine the estimated value of the Company’s assets and the estimated value of the Company’s liabilities are described further below.

(1) During the year ended December 31, 2011, the Company entered into a collateral transfer and settlement agreement (the “Settlement Agreement”) to effect the orderly transfer of certain assets and liabilities to the Company in satisfaction of the debt owed to the Company by the borrower under the Company’s $500 million GKK mezzanine loan investment. The real estate properties indirectly transferred to the Company under the Settlement Agreement are referred to herein as the “GKK Properties”. The estimated value of the GKK Properties was $1,806.1 million at closing of the Settlement Agreement. In addition, the Company assumed $1,544.0 million of mortgage debt and approximately $203.0 million of other net assets at closing of the Settlement Agreement.

The conflicts committee (i) received and reviewed Duff & Phelps’ valuation report, which included an appraised value for each of the Appraised Properties and a summary of the estimated value of each of the Company’s other assets and the Company’s liabilities as determined by the Advisor and reviewed by Duff & Phelps, and (ii) reviewed the reasonableness of the range in estimated value per share resulting from Duff & Phelps’ valuation process. Based upon these and other factors considered by the conflicts committee and the conflicts committee’s own extensive knowledge of the Company’s assets and liabilities, the conflicts committee: (i) concluded that the range in estimated value per share of $3.40 to $3.82 as indicated in Duff & Phelps’ valuation report, with an approximate mid-range value recommended by the Advisor of $3.65 per share, was reasonable, and (ii) recommended to the Company’s board of directors that it adopt $3.65 as the estimated value per share of the Company’s common stock, as recommended by the Advisor. For information with respect to the specific factors relied upon by the conflicts committee to determine the estimated value per share within the range in estimated value per share, see “Real Estate Loans Receivable.” The Company’s board of directors unanimously agreed to accept the recommendation of the conflicts committee and approved $3.65 as the estimated value per share of the Company’s common stock, which determination is ultimately and solely the responsibility of the board of directors.

The table below sets forth the calculation of the Company’s estimated value per share as of October 5, 2016 as well as the calculation of the Company’s prior estimated value per share as of December 8, 2015:

	October 5, 2016 Estimated Value per Share	December 8, 2015 Estimated Value per Share (1)	Change in Estimated Value per Share
Real estate properties - historical (2)	$2.74	$2.95	$(0.21)
Real estate - GKK Properties (3)	1.32	3.42	(2.10)
Real estate loans receivable	0.11	0.13	(0.02)
Cash and restricted cash	1.07	0.83	0.24
Other assets	0.07	0.08	(0.01)
Mortgage and other debt obligations (4)	(1.40)	(2.93)	1.53
Other liabilities	(0.26)	(0.29)	0.03
Special distribution paid on December 7, 2015	—	(0.25)	0.25

Estimated value per share	$3.65	$3.94	$(0.29)
Estimated enterprise value premium	None assumed	None assumed	None assumed

Total estimated value per share	$3.65	$3.94	$(0.29)

(1) The December 8, 2015 estimated value per share was based upon the recommendation and valuation of the Advisor. The Advisor’s recommendation and valuation of the Company’s real estate properties was based on either (i) appraisals of certain of the Company’s real estate properties performed by Duff & Phelps or (ii) the contractual sales prices less actual or estimated closing costs in the case of properties that were under contract to sell as of December 10, 2015 or properties sold subsequent to September 30, 2015 and prior to December 10, 2015. The Advisor performed valuations of the Company’s real estate-related investments, cash, other assets, mortgage debt and other liabilities. For more information relating to the December 8, 2015 estimated value per share and the assumptions and methodologies applied by the Advisor and Duff & Phelps, see the Company’s Current Report on Form 8-K filed with the SEC on December 10, 2015.

(2) The decrease in the estimated value of real estate properties per share was primarily due to real estate sales and a decrease in the appraised value of the real estate properties.

(3) The decrease in the estimated value of GKK Properties per share was primarily due to real estate property sales.

(4) The decrease in the estimated value of mortgage and other debt obligations per share was primarily due to the repayment of principal related to asset sales and ongoing principal amortization payments.

The decrease in the Company’s estimated value per share from the previous estimate was primarily due to the items noted in the table below, which reflect the significant contributors to the decrease in the estimated value per share from $3.94 to $3.65. The changes are not equal to the change in values of each asset and liability group presented in the table above due to asset sales, debt repayments and extinguishment of debt and other factors, which caused the value of certain asset or liability groups to change with no impact to the Company’s fair value of equity or the overall estimated value per share.

	Change in Estimated Value per Share
December 8, 2015 estimated value per share	$3.94
Changes to estimated value per share
Real Estate
Properties held as of June 30, 2016	(0.14)
Properties sold through June 30, 2016	0.16
Capital expenditures on real estate	(0.17)

Total changes related to real estate	(0.15)
Closing costs/disposition fees	(0.10)

Total changes related to real estate after closing costs/disposition fees	(0.25)
Mortgage debt	(0.06)	(1)
Undistributed operating cash flows	0.06	(2)
Other changes, net	(0.04)

Total change in estimated value per share	$(0.29)	(3)

October 5, 2016 estimated value per share	$3.65

(1) The change in value of the notes payable is primarily due to defeasance costs and debt prepayment penalties paid in connection with the repayment of certain loans and a decrease in market interest rates assumed in valuing the notes payable as compared to the December 8, 2015 estimated value per share, resulting in the notes payable being valued at less of a discount or more of a premium than in the December 8, 2015 estimated value per share.

(2) Amount includes operating cash flows through June 30, 2016 from real estate properties that were under contract to sell as of October 5, 2016 or were sold subsequent to June 30, 2016 and prior to October 5, 2016, which will not provide future operating cash flows.

(3) The reconciliation of total change in estimated value per share does not reflect $5.1 million used to fulfill redemption requests in accordance with the Company’s share redemption program, as such redemptions resulted in no change to the estimated value per share because, while the Company’s net asset value was reduced by the $5.1 million of redemptions, it also resulted in a corresponding decrease in the number of shares outstanding.

As with any valuation methodology, the methodologies used are based upon a number of estimates and assumptions that may not be accurate or complete. Different parties using different assumptions and estimates could derive a different estimated value per share of the Company’s common stock, and this difference could be significant. The estimated value per share is not audited and does not represent the fair value of the Company’s assets less the fair value of the Company’s liabilities according to U.S. generally accepted accounting principles (“GAAP”), nor does it represent a liquidation value of the Company’s assets and liabilities (as discussed below) or the price at which the Company’s shares of common stock would trade on a national securities exchange. The estimated value per share does not reflect a discount for the fact that the Company is externally managed, nor does it reflect a real estate portfolio premium/discount versus the sum of the individual property values.

The Company’s estimated value per share takes into consideration any potential liability related to a subordinated participation in cash flows the Advisor is entitled to upon meeting certain stockholder return thresholds in accordance with the advisory agreement. For purposes of determining the estimated value per share, the Advisor calculated the potential liability related to this incentive fee based on a hypothetical liquidation of the assets and liabilities at their estimated fair values, after considering the impact of any potential closing costs and fees related to the disposition of real estate properties, and determined that there would be no liability related to the subordinated participation in cash flows. As of October 5, 2016, the Company had no potentially dilutive securities outstanding that would impact the estimated value per share of the Company’s common stock.

The October 5, 2016 estimated value per share was based upon a calculation of the range in estimated value per share of the Company’s common stock as of June 30, 2016 provided by Duff & Phelps. This range does not represent a range in liquidation value of the Company’s assets and liabilities. As discussed in the Company’s preliminary proxy statement filed on October 7, 2016 with the SEC, in connection with a review of potential strategic alternatives available to the Company, the board of directors of the Company has determined that it is in the best interest of the Company and its stockholders to sell all of the Company’s properties and assets and liquidate and dissolve the Company pursuant to the Plan of Liquidation. The Plan of Liquidation requires the affirmative vote of holders of shares of the Company’s common stock entitled to cast a majority of all the votes entitled to be cast on the Plan of Liquidation proposal.

If the Plan of Liquidation is approved by the stockholders, the Company estimates that its net proceeds from liquidation and, therefore, the amount of cash the stockholders would receive for each share of the Company’s common stock they then hold, could range between approximately $3.27 and $3.68 per share. The difference between the estimated value per share and the range of estimated net proceeds from liquidation reflects the fact that the estimated value per share does not take into consideration: (i) expected closing costs and fees related to future dispositions of real estate and real estate-related investments, with the exception of one historical real estate property and 50 GKK Properties that were under contract to sale as of August 31, 2016 or sold or disposed of subsequent to June 30, 2016 and prior to October 5, 2016, and (ii) corporate transaction costs and other expenses of the liquidation and dissolution of the Company not covered from the Company’s cash flow from operations.

The Company has generally incurred disposition costs and fees related to the sale of its historical real estate properties since inception of 1.7% to 5.7% of the gross sales price less concessions and credits, with a weighted average of 2.7% as of June 30, 2016. The Company has generally incurred disposition costs and fees related to the sale of the GKK Properties since December 15, 2011 (the date of the completion of the transfer of the GKK Properties to the Company pursuant to the Settlement Agreement) of 1.5% to 8.5% of the gross sales price less concessions and credits, with a weighted average of 2.6% as of June 30, 2016.

Based on the estimated value per share as of October 5, 2016 and the estimated costs and expenses of liquidating and dissolving the Company, if the stockholders approve the Plan of Liquidation, the Company estimates the range in net proceeds from liquidation to be follows:

Range in estimated value per share	$3.40 to $3.82
Estimated disposition costs and fees per share	$(0.10) to $(0.11)
Estimated other dissolution costs per share	$(0.03)

Range in estimated net proceeds from liquidation per share	$3.27 to $3.68

There are many factors that may affect the actual net proceeds from liquidation per share, including, among other things, the ultimate sale price of each asset, changes in market demand for office, industrial and bank branch properties during the liquidation process, the amount of taxes, transaction fees and expenses relating to the liquidation and dissolution, and unanticipated or contingent liabilities arising subsequent to the filing date of the Company’s definitive proxy statement. No assurance can be given as to the amount of liquidating distributions the Company will ultimately pay to its stockholders. If the Company has underestimated its existing obligations and liabilities or if unanticipated or contingent liabilities arise, the amount of liquidating distributions ultimately distributed to its stockholders could be less than that set forth above. These estimates will be based upon market, economic, financial and other circumstances and conditions existing as of the date of the Company’s definitive proxy statement, and any changes in such circumstances and conditions during the liquidation process could have a material effect on the ultimate amount of liquidating distributions the Company pays to its stockholders.

Methodology

The Company’s goal for the valuation was to arrive at a reasonable and supportable estimated value per share, using a process that was designed to be in compliance with the IPA Valuation Guidelines and using what the Company and the Advisor deemed to be appropriate valuation methodologies and assumptions. The following is a summary of the valuation and appraisal methodologies, assumptions and estimates used to value the Company’s assets and liabilities:

Real Estate

Independent Valuation Firm

Duff & Phelps(1) was engaged by the Company and approved by the Company’s conflicts committee and board of directors to appraise each of the Appraised Properties and to provide a calculation of the range in estimated value per share of the Company’s common stock as of October 5, 2016. Duff & Phelps is engaged in the business of appraising commercial real estate properties and is not affiliated with the Company or the Advisor. The compensation the Company will pay to Duff & Phelps is based on the scope of work and not on the appraised values of the Appraised Properties. The appraisals were performed in accordance with the Code of Ethics and the Uniform Standards of Professional Appraisal Practice, or USPAP, the real estate appraisal industry standards created by The Appraisal Foundation, as well as the requirements of the state where each real property is located. Each appraisal was reviewed, approved and signed by an individual with the professional designation of MAI (Member of the Appraisal Institute). The use of the reports is subject to the requirements of the Appraisal Institute relating to review by its duly authorized representatives.

Duff & Phelps collected all reasonably available material information that it deemed relevant in appraising the Appraised Properties. Duff & Phelps obtained property-level information from the Advisor, including (i) property historical and projected operating revenues and expenses; (ii) property lease agreements; and (iii) information regarding recent or planned capital expenditures. Duff & Phelps reviewed and relied in part on the property-level information provided by the Advisor and considered this information in light of its knowledge of each property’s specific market conditions.

In conducting its investigation and analyses, Duff & Phelps took into account customary and accepted financial and commercial procedures and considerations as it deemed relevant. Although Duff & Phelps reviewed information supplied or otherwise made available by the Company or the Advisor for reasonableness, it assumed and relied upon the accuracy and completeness of all such information and of all information supplied or otherwise made available to it by any other party and did not independently verify any such information. With respect to operating or financial forecasts and other information and data provided to or otherwise reviewed by or discussed with Duff & Phelps, Duff & Phelps assumed that such forecasts and other information and data were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the Company’s management and/or the Advisor. Duff & Phelps relied on the Company to advise it promptly if any information previously provided became inaccurate or was required to be updated during the period of its review.

In performing its analyses, Duff & Phelps made numerous other assumptions as of various points in time with respect to industry performance, general business, economic and regulatory conditions and other matters, many of which are beyond its and the Company’s control, as well as certain factual matters. For example, unless specifically informed to the contrary, Duff & Phelps assumed that the Company had clear and marketable title to each of the Appraised Properties, that no title defects existed, that any improvements were made in accordance with law, that no hazardous materials were present or had been present previously, that no deed restrictions existed, and that no changes to zoning ordinances or regulations governing use, density or shape were pending or being considered. Furthermore, Duff & Phelps’ analyses, opinions and conclusions were necessarily based upon market, economic, financial and other circumstances and conditions existing as of or prior to the date of the appraisals, and any material change in such circumstances and conditions may affect Duff & Phelps’ analyses and conclusions. Duff & Phelps’ appraisal reports contain other assumptions, qualifications and limitations that qualify the analyses, opinions and conclusions set forth therein. Furthermore, the prices at which the Appraised Properties may actually be sold could differ from their appraised values.

(1) Duff & Phelps is actively engaged in the business of appraising commercial real estate properties similar to those owned by the Company in connection with public securities offerings, private placements, business combinations and similar transactions. The Company engaged Duff & Phelps to prepare appraisal reports for each of the Appraised Properties and to provide a calculation of the range in estimated value per share of the Company’s common stock. Duff & Phelps will receive fees upon the delivery of such reports and the calculation of the range in estimated value per share of the Company’s common stock. In addition, the Company has agreed to indemnify Duff & Phelps against certain liabilities arising out of this engagement. In the three years prior to the date of this filing, Duff & Phelps and its affiliates have provided a number of commercial real estate, appraisal, valuation and financial advisory services for the Company and its affiliates and have received fees in connection with such services. In connection with prior valuations of the Company’s shares, the Company engaged Duff & Phelps to provide valuations of certain of the Company’s properties and to provide a review, based on a limited set of procedures, of the methodologies and assumptions used by the Advisor in valuing certain properties. Duff & Phelps and its affiliates may from time to time in the future perform other commercial real estate, appraisal, valuation and financial advisory services for the Company and its affiliates in transactions related to the properties that are the subjects of the appraisals, so long as such other services do not adversely affect the independence of the applicable Duff & Phelps appraiser as certified in the applicable appraisal reports.

Although Duff & Phelps considered any comments received from the Company or the Advisor to its appraisal reports, the appraised values of the Appraised Properties were determined by Duff & Phelps. The appraisal reports for the Appraised Properties are addressed solely to the Company and Duff & Phelps used the reports in its calculation of the range in estimated value per share of the Company’s common stock. The appraisal reports are not addressed to the public and may not be relied upon by any other person to establish an estimated value per share of the Company’s common stock and do not constitute a recommendation to any person to purchase or sell any shares of the Company’s common stock. In preparing its appraisal reports, Duff & Phelps did not solicit third-party indications of interest for the Appraised Properties. In preparing its appraisal reports and in calculating the range in estimated value per share of the Company’s common stock, Duff & Phelps did not, and was not requested to, solicit third-party indications of interest for the Company’s common stock in connection with possible purchases thereof or the acquisition of all or any part of the Company.

The foregoing is a summary of the standard assumptions, qualifications and limitations that generally apply to Duff & Phelps’ appraisal reports. All of the Duff & Phelps appraisal reports, including the analyses, opinions and conclusions set forth in such reports, are qualified by the assumptions, qualifications and limitations set forth in the respective appraisal reports.

Historical Real Estate Properties

As of June 30, 2016, the Company owned 12 historical office properties (excluding the GKK Properties). The Company engaged Duff & Phelps to provide appraisals for 11 of the 12 historical real estate properties. Duff & Phelps appraised these historical real estate properties, using various methodologies including the direct capitalization approach, 10-year discounted cash flow analyses and sales comparison approach and relied primarily on 10-year discounted cash flow analyses for the final appraisals of 11 of the 12 historical real estate properties. Duff & Phelps calculated the discounted cash flow value of these 11 historical real estate properties using property-level cash flow estimates, terminal capitalization rates and discount rates that fall within ranges it believes would be used by similar investors to value the properties the Company owns based on recent comparable market transactions, adjusted for unique property and market-specific factors.

The total appraised value of the Company’s 11 historical real estate properties using the appraisal methodologies described above was $436.3 million. With respect to the one historical real estate property that was sold subsequent to June 30, 2016 and prior to October 5, 2016, the estimated value of $71.5 million was based on the contractual sales price, net of selling costs. Based on the appraisal and valuation methodologies described above, the estimated value of the Company’s historical properties was $507.8 million as of June 30, 2016, compared to a total cost basis, including acquisition fees and expenses, capital expenditures and leasing commissions through June 30, 2016, of $804.0 million.

The following table summarizes the key assumptions that Duff & Phelps used in the 10-year discounted cash flow models to appraise these 11 historical real estate properties:

	Range in Values	Weighted-Average Basis
Terminal capitalization rate	6.75% to 10.50%	7.57%
Discount rate	7.25% to 13.50%	8.35%
Net operating income compounded annual growth rate (1)	0.83% to 12.37%	6.15%

(1) The net operating income compounded annual growth rates (the “CAGRs”) reflect both the contractual and market rents and reimbursements (in cases where the contractual lease period is less than the hold period of the property) net of expenses over the holding period. The range of CAGRs shown is the constant annual rate at which the net operating income is projected to grow to reach the net operating income in the final year of the hold period for each of the properties.

While the Company believes that Duff & Phelps’ assumptions and inputs are reasonable, a change in these assumptions and inputs would significantly impact the appraised value of these 11 historical real estate properties and thus, the Company’s estimated value per share. The table below illustrates the impact on the estimated value per share if the terminal capitalization rates or discount rates were adjusted by 25 basis points, assuming all other factors remain unchanged, with respect to the 11 historical real estate properties referenced above. Additionally, the table below illustrates the impact on the Company’s estimated value per share if the terminal capitalization rates or discount rates were adjusted by 5% in accordance with the IPA Valuation Guidelines, assuming all other factors remain unchanged.

	Increase (Decrease) on the Estimated Value per Share due to
	Decrease of 25 basis points	Increase of 25 basis points	Decrease of 5%	Increase of 5%
Terminal capitalization rates	$0.05	$(0.05)	$0.07	$(0.07)
Discount rates	0.04	(0.04)	0.08	(0.07)

GKK Properties

As of June 30, 2016, the GKK Properties consisted of 220 bank branch properties, office buildings, operations centers and other properties. The Company engaged Duff & Phelps to provide appraisals for 170 of the GKK Properties. The aggregate appraised value for these 170 GKK Properties was $170.0 million. With respect to the 50 GKK Properties that were under contract to sell as of August 31, 2016 or were sold or disposed of subsequent to June 30, 2016 and prior to October 5, 2016, the estimated value was based on contractual sale prices, net of actual or expected selling costs. The estimated value for these 50 GKK Properties was $74.8 million. Based on the appraisal and valuation methodologies described in this section, the total estimated value of the GKK Properties was $244.8 million as of June 30, 2016, compared to a total cost basis, including capital expenditures and leasing commissions through June 30, 2016, of $258.4 million.

Duff & Phelps appraised 151 of the GKK Properties using the direct capitalization method, which applies a current market capitalization rate to the property’s net operating income. In cases where a property was not stabilized, the estimated value was based on a stabilized property reduced for capital costs that would be incurred to lease up the property. The following summarizes the key assumption that was used to appraise these 151 GKK Properties:

Range in Direct Capitalization Rate	Weighted-Average Direct Capitalization Rate
5.25% to 11.00%	7.61%

While the Company believes that Duff & Phelps’ assumptions and inputs are reasonable, a change in these assumptions and inputs would significantly impact the appraised value of the 151 GKK Properties that Duff & Phelps appraised using the direct capitalization method and thus, the Company’s estimated value per share. The table below illustrates the impact on the estimated value per share if the direct capitalization rates were adjusted by 25 basis points, assuming all other factors remain unchanged, with respect to the 151 GKK Properties appraised by Duff & Phelps using the direct capitalization method. Additionally, the table below illustrates the impact on the estimated value per share if the capitalization rates were adjusted by 5% in accordance with the IPA Valuation Guidelines, assuming all other factors remain unchanged.

	Increase (Decrease) on the Estimated Value per Share due to
	Decrease of 25 basis points	Increase of 25 basis points	Decrease of 5%	Increase of 5%
Capitalization rates	$0.03	$(0.03)	$0.05	$(0.05)

Duff & Phelps appraised 14 of the GKK Properties by performing 10-year discounted cash flow analyses. The following table summarizes the key assumptions that were used by Duff & Phelps in the discounted cash flow models to appraise these 14 GKK Properties:

	Range in Values	Weighted-Average Basis
Terminal capitalization rate	8.00% to 8.00%	8.00%
Discount rate	10.50% to 10.50%	10.50%
Net operating income CAGR (1)	4.41% to 36.27%	16.44%

(1) The net operating income CAGRs reflect both the contractual and market rents and reimbursements (in cases where the contractual lease period is less than the hold period of the property) net of expenses over the holding period. The range of CAGRs shown is the constant annual rate at which the net operating income is projected to grow to reach the net operating income in the final year of the hold period for each of the properties. The CAGRs of certain of the properties are higher due to the appraisal of the respective property reflecting low occupancy and net operating income in year one, and subsequent lease up of the property and increase in occupancy such that the net operating income is significantly higher in year ten.

While the Company believes that Duff & Phelps’ assumptions and inputs are reasonable, a change in these assumptions and inputs would change the appraised value of these 14 GKK Properties and thus, the Company’s estimated value per share.

Assuming all other factors remain unchanged, a decrease or increase in the terminal capitalization rates or discount rates of 25 basis points with respect to the 14 GKK Properties valued by Duff & Phelps using the discounted cash flow analysis would have no impact on the Company’s estimated value per share. Additionally, assuming all other factors remain unchanged, a 5% decrease or increase in terminal capitalization rates or discount rates, in accordance with the IPA Valuation Guidelines, would have no impact on the Company’s estimated value per share.

The remaining 5 GKK Properties were appraised by Duff & Phelps using a present value cash flow analysis as the Company does not have a fee ownership interest in these GKK Properties (with the exception of one vacant building with a long-term ground lease), but instead holds leasehold interests in the properties.

Finally, a 1% increase in the appraised or estimated value of the Company’s real estate properties, including both historical properties and GKK Properties, would result in a $0.04 increase in the Company’s estimated value per share and a 1% decrease in the appraised or estimated value of the Company’s real estate properties, including both historical properties and GKK Properties, would result in a $0.04 decrease in the Company’s estimated value per share, assuming all other factors remain unchanged.

Real Estate Loans Receivable

The Advisor’s estimated values for the Company’s real estate loans receivable are equal to the GAAP fair values disclosed in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2016, but do not equal the book value of the loans in accordance with GAAP. The Advisor estimated the values of the real estate loans receivable by applying a discounted cash flow analysis over the remaining expected lives of the investments, excluding any potential transaction costs. The cash flow estimates used in the analysis during the term of the investments were based on the investments’ contractual cash flows, which the Company anticipates it will receive. The expected cash flows for the loans were discounted at rates that the Company expects a market participant would require for instruments with similar characteristics, including remaining loan term, loan-to-value ratios, type of collateral, current performance, credit enhancements and other factors.

As of June 30, 2016, the Company owned three real estate loans receivable, consisting of a mezzanine loan and two B-notes. The cost of the Company’s real estate loans receivable, including origination fees and costs and principal repayments, was $22.3 million. As of June 30, 2016, the GAAP fair value of the Company’s investments in real estate loans receivable was $20.6 million and the outstanding principal balance was approximately $28.9 million. The weighted-average discount rate applied to the cash flows from the real estate loans receivable, which have a weighted-average remaining term of 1.2 years, was approximately 18.3%. Similar to the valuation for real estate, a change in the assumptions and inputs could change the fair value of the Company’s real estate loans receivable and thus, the Company’s estimated value per share. Assuming all other factors remain unchanged, a decrease or increase in the discount rates of 25 basis points would have no impact on the estimated value per share and, additionally, a 5% decrease or increase in the discount rates would have no impact on the estimated value per share.

When determining the estimated value per share within the range of estimated value per share calculated by Duff & Phelps, the conflicts committee and the Company’s board of directors considered that the range provided by Duff & Phelps did not value one of the Company’s loans at GAAP fair value. Based on the GAAP fair value of this loan as of June 30, 2016 (which the Advisor believes is the approximate GAAP fair value of the loan as of October 5, 2016) and the recommendation of the Advisor, and the conflicts committee’s and board of directors’ own review of the valuation of this loan, the conflicts committee and board of directors approved an estimated value per share that was $0.04 per share above the midpoint of the range provided by Duff & Phelps to reflect the difference between Duff & Phelps’ valuation of the loan and the Advisor’s valuation of the loan.

Notes Payable

The estimated values of the Company’s notes payable are equal to the GAAP fair values disclosed in the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2016. The estimated value of the Company’s notes payable does not equal the book value of the loans in accordance with GAAP. The Advisor estimated the GAAP fair values of the Company’s notes payable using a discounted cash flow analysis. The discounted cash flow analysis was based on projected cash flow over the remaining loan terms, including extensions the Company expects to exercise, and on management’s estimates of current market interest rates for instruments with similar characteristics, including remaining loan term, loan-to-value ratio and type of collateral.

As of June 30, 2016, the GAAP fair value and carrying value of the Company’s notes payable were $258.9 million and $251.2 million, respectively. The weighted-average discount rate applied to the future estimated debt payments was approximately 2.66%. The Company’s notes payable have a weighted-average remaining term of 1.17 years. Similar to the valuation for real estate, a change in the assumptions and inputs could change the fair value of the Company’s notes payable and thus, the Company’s estimated value per share. Assuming all other factors remain unchanged, a decrease or increase in the discount rates of 25 basis points would have no impact on the estimated value per share and, additionally, a 5% decrease or increase in discount rates would have no impact on the estimated value per share.

Other Assets and Liabilities

The carrying values of a majority of the Company’s other assets and liabilities are considered to equal their fair values due to their short maturities or liquid nature. The Advisor eliminated certain balances, such as straight-line rent receivables, lease intangible assets and liabilities, capital expenditures payable, deferred financing costs, unamortized lease commissions and unamortized lease incentives, for the purpose of the valuation due to the fact that the value of those balances was already considered in the valuation of the related asset or liability. The Advisor has also excluded redeemable common stock, as temporary equity does not represent a true liability to the Company and the shares that this amount represents are included in the Company’s total outstanding shares of common stock for purposes of calculating the estimated value per share of the Company’s common stock.

In addition to other assets and liabilities outstanding as of June 30, 2016, the Company’s net asset value was reduced for disposition fees with respect to previous sales of GKK Properties for which disposition fees had not yet been paid and for the potential impact of an ongoing tenant audit related to billed tenant reimbursements. On August 9, 2016, the Company and the Advisor entered into an amendment (“Amendment No. 1”) to the advisory agreement between the parties to amend certain terms related to the disposition fee payable to the Advisor by the Company. Pursuant to Amendment No. 1, with respect to sales of GKK Properties for which a disposition fee had not yet been paid, based on the proceeds received from the entire investment related to the GKK Mezzanine Loan and the GKK Properties to date and expected proceeds from future sales, the conflicts committee determined that the Advisor had provided a substantial amount of services in connection with the sale of the 160 GKK Properties named therein and approved the payment to the Advisor of a disposition fee equal to 1.0% of the aggregate contract sales prices of such GKK Properties. The aggregate disposition fee was $2.0 million or $0.01 per share. The aggregate contract sales price of such 160 GKK Properties was $214.1 million.

Limitations of the Estimated Value Per Share

As mentioned above, the Company is providing this estimated value per share (i) to assist the Company in calculating the range of estimated net proceeds from its proposed Plan of Liquidation as discussed in the Company’s preliminary proxy statement filed with the SEC on October 7, 2016, which proposed Plan of Liquidation will be submitted to the stockholders of the Company for their consideration along with the Company’s definitive proxy statement upon its filing with the SEC, and (ii) to assist broker dealers that participated in the Company’s initial public offering in meeting their customer account statement reporting obligations. This valuation was performed in accordance with the provisions of and also to comply with the IPA Valuation Guidelines. The estimated value per share set forth above will first appear on the October 31, 2016 customer account statements that will be mailed in November 2016. As with any valuation methodology, the methodologies used are based upon a number of estimates and assumptions that may not be accurate or complete. Different parties with different assumptions and estimates could derive a different estimated value per share, and this difference could be significant. The estimated value per share is not audited and does not represent the fair value of the Company’s assets less the fair value of the Company’s liabilities according to GAAP.

Accordingly, with respect to the estimated value per share, the Company can give no assurance that:

•	a stockholder would be able to resell his or her shares at this estimated value per share;

•	the Company’s shares of common stock would trade at the estimated value per share on a national securities exchange;

•	another independent third-party appraiser or third-party valuation firm would agree with the Company’s estimated value per share; or

•	the methodology used to calculate the Company’s estimated value per share would be acceptable to FINRA or for compliance with ERISA reporting requirements.

Moreover, as discussed above, the October 5, 2016 estimated value per share does not represent a liquidation value of the Company’s assets and liabilities. If the Plan of Liquidation is approved by the stockholders and the Company is able to successfully implement the plan, the Company estimates that its net proceeds from liquidation and, therefore, the amount of cash the stockholders would receive for each share of the Company’s common stock they then hold, could range between approximately $3.27 and $3.68 per share. See “Estimated Value Per Share.”

Further, the estimated value per share as of October 5, 2016 is based on the estimated value of the Company’s assets less the estimated value of the Company’s liabilities divided by the number of shares outstanding, all as of June 30, 2016, except for certain items discussed herein for which estimated values were adjusted subsequent to June 30, 2016. The value of the Company’s shares will fluctuate over time in response to developments related to individual assets in the Company’s portfolio and the management of those assets, in response to the real estate and finance markets and due to other factors. The estimated value per share does not reflect a discount for the fact that the Company is externally managed, nor does it reflect a real estate portfolio premium/discount versus the sum of the individual property values. The Company currently expects to utilize the Advisor and/or an independent valuation firm to update the estimated value per share no later than December 2017 if the Plan of Liquidation has not been completed.

Historical Estimated Values per Share

The historical reported estimated values per share of the Company’s common stock approved by the board of directors are set forth below:

Estimated Value per Share	Effective Date of Valuation	Filing with the Securities and Exchange Commission
$3.94	December 8, 2015	Current Report on Form 8-K, filed December 10, 2015
$4.52	December 9, 2014	Current Report on Form 8-K, filed December 11, 2014
$4.45	December 18, 2013	Current Report on Form 8-K, filed December 19, 2013
$5.18	December 18, 2012	Current Report on Form 8-K, filed December 19, 2012
$5.16	March 22, 2012	Current Report on Form 8-K, filed March 26, 2012
$7.32	December 2, 2010	Current Report on Form 8-K, filed December 10, 2010
$7.17	November 20, 2009	Current Report on Form 8-K, filed November 23, 2009

Forward-Looking Statements

The foregoing includes forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management. The appraisal methodology for the Appraised Properties assumes the properties realize the projected net operating income and expected exit cap rates and that investors would be willing to invest in such properties at yields equal to the expected discount rates. Though the appraisals of the Appraised Properties, with respect to Duff & Phelps, and the valuation estimates used in calculating the estimated value per share, with respect to Duff & Phelps, the Advisor and the Company, are the respective party’s best estimates, the Company can give no assurance in this regard. Even small changes to these assumptions could result in significant differences in the appraised values of the Appraised Properties and the estimated value per share.

If the Plan of Liquidation is approved by the Company’s stockholders, there are many factors that may affect the amount of liquidating distributions the Company will ultimately pay to its stockholders, including, among other things, the ultimate sale price of each asset, changes in market demand for office, industrial and bank branch properties during the liquidation process, the amount of taxes, transaction fees and expenses relating to the liquidation and dissolution, and unanticipated or contingent liabilities arising hereafter. No assurance can be given as to the amount of liquidating distributions the Company will ultimately pay to its stockholders. If the Company underestimated its existing obligations and liabilities or if unanticipated or contingent liabilities arise, the amount of liquidating distributions ultimately paid to the Company’s stockholders could be less than estimated.

Forward-looking statements also depend on factors such as: future economic, competitive and market conditions; the Company’s ability to maintain occupancy levels and lease rates at its real estate properties; the Company’s ability to sell its real estate properties at the times and at the prices it expects; the ability of the Company to make strategic asset sales to make required amortization payments and principal payments on its debt obligations and to fund its short and long-term liquidity needs; the Company’s ability to successfully operate and sell the GKK Properties given the concentration of the GKK Properties in the financial services sector; the borrowers under the Company’s real estate loan investments continuing to make required payments under the loan documents; the Company’s ability to successfully negotiate modifications, extensions or refinancings of its debt obligations; the Advisor’s limited experience operating and selling bank branch properties; and other risks identified in the Company’s Preliminary Proxy Statement, filed with the SEC on October 7, 2016, and in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and in Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2016, both as filed with the SEC. Actual events may cause the value and returns on the Company’s investments to be less than that used for purposes of the Company’s estimated value per share and net proceeds from liquidation.

ANNEX C-1

KBS REAL ESTATE INVESTMENT TRUST, INC.

ARTICLES OF AMENDMENT

KBS Real Estate Investment Trust, Inc., a Maryland corporation, having its principal office in Baltimore, Maryland (which is hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Articles of Amendment and Restatement of the Corporation (the “Charter”) are hereby amended as follows:

1.	The definition of “Roll-Up Transaction” in Article IV is hereby amended and restated in its entirety as follows:

Roll-Up Transaction. A transaction involving the acquisition, merger, conversion or consolidation, either directly or indirectly, of the Corporation and the issuance of securities of a Roll-Up Entity to the stockholders of the Corporation.

Such term does not include:

(a) a transaction involving securities of the Corporation that have been Listed for at least 12 months;

(b) a transaction involving the issuance of interests in a liquidating trust pursuant to a plan of liquidation; or

(c) a transaction involving the conversion to corporate, trust or association form of only the Corporation, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:

(i) the voting rights of Common Stockholders;

(ii) the term of existence of the Corporation;

(iii) Sponsor or Advisor compensation; or

(iv) the Corporation’s investment objectives.

2.	Section 11.9 is hereby amended and restated in its entirety as follows:

Section 11.9 [Intentionally omitted.]

3.	Article XII is hereby amended and restated in its entirety as follows:

ARTICLE XII

LIMITATION OF DIRECTOR AND OFFICER LIABILITY; INDEMNIFICATION

Section 12.1. Limitation of Director and Officer Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Section 12.1, nor the adoption or amendment of any other provision of the charter or bylaws inconsistent with

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this Section 12.1, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act that occurred prior to such amendment, repeal or adoption.

Section 12.2. Indemnification.

(a) The Corporation shall indemnify, to the fullest extent permitted by Maryland law, as applicable from time to time, its present and former directors and officers, whether serving or having served, the Corporation or at its request any other entity, for any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) relating to any action alleged to have been taken or omitted in such capacity as a director or officer. The Corporation shall pay and reimburse all reasonable expenses incurred by a present or former director or officer, whether serving or having served, the Corporation or at its request any other entity in connection with any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in which the present or former director or officer is a party, in advance of the final disposition of the proceeding, to the fullest extent permitted by, and in accordance with the applicable requirements of, Maryland law, as applicable from time to time. The Corporation may indemnify any other Persons, including a Person who served a predecessor of the Corporation as an officer or director, permitted to be indemnified by Maryland law as applicable from time to time, if and to the extent indemnification is authorized and determined to be appropriate in each case in accordance with applicable law.

(b) No amendment of the charter or repeal of any of its provisions shall limit or eliminate any of the benefits to directors and officers provided under this Section 12.2 with respect to any act or omission that occurred prior to such amendment or repeal.

SECOND: The foregoing amendment to the charter of the Corporation does not increase the authorized stock of the Corporation.

THIRD: These Articles of Amendment of the Corporation have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

FOURTH: The foregoing amendment to the Charter shall become effective upon acceptance for record by the Maryland State Department of Assessments and Taxation.

FIFTH: The undersigned Chief Executive Officer of the Corporation acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Chief Executive Officer acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

[Signatures on following page.]

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IN WITNESS WHEREOF, KBS Real Estate Investment Trust, Inc. has caused these Articles to be signed in its name and on its behalf by its Chief Executive Officer and attested to by its Secretary on this      day of                 ,         .

WITNESS:		KBS REAL ESTATE INVESTMENT TRUST, INC.

By:		By:
	Peter McMillan III, Secretary	Charles J. Schreiber, Jr., Chief Executive Officer

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ANNEX C-2

MARKED CHANGES TO CHARTER

I.            ARTICLE IV

Roll-Up Transaction. A transaction involving the acquisition, merger, conversion or consolidation, either directly or indirectly, of the Corporation and the issuance of securities of a Roll-Up Entity to the stockholders of the Corporation.

Such term does not include:

(a) a transaction involving securities of the Corporation that have been Listed for at least 12 months; ~~or~~

(b) a transaction involving the issuance of interests in a liquidating trust pursuant to a plan of liquidation; or

(~~b~~c) a transaction involving the conversion to corporate, trust or association form of only the Corporation, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:

 (i) the voting rights of Common Stockholders;

 (ii) the term of existence of the Corporation;

 (iii) Sponsor or Advisor compensation; or

 (iv) the Corporation’s investment objectives.

II.            ARTICLE XII

ARTICLE XII

LIMITATION OF DIRECTOR AND OFFICER LIABILITY; INDEMNIFICATION

~~LIABILITY OF DIRECTORS,~~

~~OFFICERS, ADVISORS AND OTHER AGENTS~~

Section 12.1.        Limitation of Director and Officer Liability. ~~Except as prohibited by the restrictions provided in Section 12.3, no~~To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Section 12.1, nor the adoption or amendment of any other provision of the charter or bylaws inconsistent with this Section 12.1, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act that occurred prior to such amendment, repeal or adoption.

Section 12.2.        Indemnification.

(a)              The Corporation shall indemnify, to the fullest extent permitted by Maryland law, as applicable from time to time, its present and former directors and officers, whether serving or having served, the Corporation or at its request any other entity, for any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) relating to any action alleged to have been taken or omitted in such capacity as a director or officer. The Corporation shall pay and reimburse all reasonable expenses incurred by a present or former director or officer, whether serving or having served, the Corporation or at its request any other entity in connection with any threatened, pending

C-2-1

or  completed  action,  suit  or  proceeding  (whether civil, criminal, administrative or investigative)  in  which  the  present  or former director or officer is a party, in advance of the final disposition of the proceeding, to the fullest extent permitted by, and in accordance with the applicable requirements of, Maryland law, as applicable from time to time. The Corporation may indemnify any other Persons, including a Person who served a predecessor of the Corporation as an officer or director, permitted to be indemnified by Maryland law as applicable from time to time, if and to the extent indemnification is authorized and determined to be appropriate in each case in accordance with applicable law.

~~(a) Except as prohibited by the restrictions provided in Section 12.2(b), Section 12.3 and Section 12.4, the Corporation shall indemnify and pay or reimburse reasonable expenses in advance of the final disposition of a proceeding to (i) any individual who is a present or former director or officer of the Corporation; (ii) any individual who, while a director of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his service in such capacity; or (iii) the Advisor or any of its Affiliates acting as an agent of the Corporation. Except as provided in Section 12.2(b), Section 12.3 and Section 12.4, the Corporation shall have the power with the approval of the board of directors to provide such indemnification and advancement of expenses to any employee or agent of the Corporation.~~

~~(b) Notwithstanding the foregoing, the Corporation shall not indemnify the directors or the Advisors or its Affiliates or any Person acting as a broker-dealer for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the particular indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which securities of the Corporation were offered or sold as to indemnification for violations of securities laws.~~

(~~c~~b)        No amendment of the charter or repeal of any of its provisions shall limit or eliminate ~~the right of indemnification or advancement of expenses provided hereunder with respect to acts or omissions occurring~~any of the benefits to directors and officers provided under this Section 12.2 with respect to any act or omission that occurred prior to such amendment or repeal.

~~Section 12.3 Limitation on Liability and Indemnification. Notwithstanding the foregoing, the Corporation shall not provide for indemnification of the directors or the Advisor or its Affiliates for any liability or loss suffered by any of them, nor shall any of them be held harmless for any loss or liability suffered by the Corporation, unless all of the following conditions are met:~~

~~(1)    The directors or the Advisor or its Affiliates have determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation.~~

~~(2)    The directors or the Advisor or its Affiliates were acting on behalf of or performing services for the Corporation.~~

~~(3)    Such liability or loss was not the result of:~~

~~(x) negligence or misconduct by the directors (excluding the Independent Directors) or the Advisor or its Affiliates; or~~

~~(y) gross negligence or willful misconduct by the Independent Directors.~~

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~~(4)    Such indemnification or agreement to hold harmless is recoverable only out of the Corporation’s Net Assets and not from its stockholders.~~

~~Section 12.4. Limitation on Payment of Expenses. The Corporation shall pay or reimburse reasonable legal expenses and other costs incurred by the directors or the Advisors or its Affiliates in advance of the final disposition of a proceeding only if (in addition to the procedures required by the MGCL) all of the following are satisfied: (a) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Corporation, (b) the legal proceeding was initiated by a third party who is not a stockholder or, if by a stockholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (c) the directors or the Advisor or its Affiliates undertake to repay the amount paid or reimbursed by the Corporation, together with the applicable legal rate of interest thereon, if it is ultimately determined that the particular indemnitee is not entitled to indemnification.~~

C-2-3

C/O DST SYSTEMS, INC. P.O. BOX 219015 KANSAS CITY, MO 64121

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. If you vote by Internet you do not have to return your proxy card.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. If you vote by phone you do not have to return your proxy card.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E14948-P83969	KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KBS REAL ESTATE INVESTMENT TRUST, INC.

The Board of Directors recommends a vote FOR Proposals 1, 2A, 2B and 2C as described in the proxy statement.
						For	Against	Abstain

1.

Plan of Liquidation Proposal: Approval of the Plan of Liquidation and Dissolution of KBS Real Estate Investment Trust, Inc. (the “Company”), pursuant to which the Company will be authorized to sell all of its assets, liquidate and dissolve, and distribute the net proceeds from liquidation to its stockholders.

						☐	☐	☐

2.	The approval of three proposals to amend the Company’s Charter (the “Charter Amendment Proposals”)

2A.

Indemnification Proposal: The amendment and restatement of Article XII of the Company’s Charter to provide for (i) the expansion of the Company’s exculpation and indemnification of its present and former directors and officers to the maximum extent permitted by Maryland law; (ii) the expansion of the Company’s obligation to advance defense expenses to a present or former director or officer to the maximum extent permitted by Maryland law; and (iii) the elimination of conditions and limits on the Company’s ability to exculpate and indemnify the Company’s advisor and its affiliates or advance defense expenses to the Company’s advisor and its affiliates.

						☐	☐	☐

	2B.				Reporting Proposal: The deletion of Section 11.9 of the Company’s Charter regarding the preparation and delivery of specific reports to the Company’s stockholders.	☐	☐	☐

	2C.				Roll-Up Definition Proposal: An amendment to exclude the distribution of interests in a liquidating trust from the definition of a “roll-up transaction.”	☐	☐	☐

The Board of Directors recommends a vote FOR all nominees listed in Proposal 3.		For All	Withhold All	For All Except	*To Withhold authority to vote for any individual nominee(s), mark the “For All Except” box and write the number of the nominee(s) on the line below.

3.	Election of Directors	☐	☐	☐

01) Schreiber 02) McMillan 03) Adler 04) Cambon 05) Gabriel

The Board of Directors recommends a vote FOR Proposals 4 and 5 as described in the proxy statement.						For	Against	Abstain

4.	The ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the year ending December 31, 2016.					☐	☐	☐

5.

Adjournment Proposal: Approval of a proposal that would permit the Company (i) to proceed with the voting on and approval of only the proposals that have received sufficient votes to be approved at the annual meeting of stockholders, and (ii) subsequently, to adjourn the annual meeting of stockholders, even if a quorum is present, to solicit additional proxies to vote in favor of any proposal that has not received sufficient votes to be approved at the annual meeting of stockholders, if necessary.

						☐	☐	☐

Please sign exactly as your name appears on this proxy card. When shares of common stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by general partner or other authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

KBS REAL ESTATE INVESTMENT TRUST, INC.

Friday, January 27, 2017

10:00 a.m. (PST)

At

The Offices of KBS

800 Newport Center Drive

First Floor, Suite 140 Conference Center

Newport Beach, California 92660

Your Vote is Important!

FOLD HERE BEFORE INSERTING INTO RETURN ENVELOPE

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E14949-P83969

KBS Real Estate Investment Trust, Inc.

800 NEWPORT CENTER DRIVE • SUITE 700 • NEWPORT BEACH • CALIFORNIA 92660

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder hereby appoints Charles J. Schreiber, Jr., Peter McMillan III, Jeffrey K. Waldvogel and Stacie K. Yamane, and each of them, as proxy and attorney-in-fact, each with the power to appoint his or her substitute, on behalf and in the name of the undersigned, to represent the undersigned at the annual meeting of stockholders of KBS REAL ESTATE INVESTMENT TRUST, INC. to be held on January 27, 2017, and at any adjournments or postponements thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if personally present, as indicated on the reverse side of this card. The undersigned acknowledges receipt of the notice of annual meeting of stockholders, the proxy statement and the annual report.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposals 1, 2A, 2B, 2C, 4 and 5, and will be voted “FOR” all nominees in Proposal 3. The proxies are authorized to vote upon such other matters as may properly come before the annual meeting or any adjournments or postponements thereof in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion, including, but not limited to, the power and authority to adjourn the annual meeting to a date not more than 120 days after the record date in the event that a quorum is not obtained by the January 27, 2017 meeting date.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders: The following materials are available at www.proxyvote.com: Notice of the Annual Meeting of Stockholders, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2015.

Please Vote!
Plan of Liquidation
YOUR VOTE IS CRITICAL. PLEASE SUBMIT YOUR PROXY PROMPTLY. Reduce corporate expenses by submitting your vote by Internet at www.proxyvote.com or by calling (800) 690-6903.
Read Enclosed Materials
Enclosed is the following information for the 2016 Annual Meeting of Stockholders:
• 2015 Annual Report
• Proxy Statement that describes the proposals to be voted upon
• Proxy card for each registration*
* You may have more than one proxy card included in your packet because you have multiple registrations.
Please be sure to vote all proxies in your packet.
Complete the Proxy Card and Return by Mail
On the proxy card, cast your vote on the proposals and sign and return it in the postage-paid envelope provided. Please note, all parties must sign.
or Vote by Telephone*
Call (800) 690-6903 using a touch-tone telephone and follow the simple, recorded instructions. Your control number is located on the proxy card.
or Vote by Internet*
Visit www.proxyvote.com and follow the online instructions to cast your vote. Your control number is located on the proxy card.
* If you voted by telephone or the Internet, you do not need to mail back the proxy card.
For Assistance
If you have any questions or need assistance with completing your proxy card, please call our proxy solicitor, Broadridge Financial Solutions, Inc., at (855) 723-7816.
Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. (EDT).
Thank you!
We appreciate your participation and support. Again, please be sure to vote!